UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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LivaNova PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LivaNova

Health innovation that matters

2024 Proxy Statement

NOTICE OF 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Notice is hereby given that the 2024 Annual General Meeting (the “AGM”) of Shareholders of LivaNova PLC, a public limited company having its registered office at 20 Eastbourne Terrace, London W2 6LG, United Kingdom and incorporated in England and Wales with company number 09451374 (“LivaNova” or the “Company”), will be held as follows:
Date and Time:	Tuesday, June 11, 2024 3:00 pm British Summer Time/10:00 am Eastern Time
Virtual Meeting Site:	www.meetnow.global/MS6WDW6
Shareholders Eligible to Attend:	Shareholders of record at the close of The Nasdaq Stock Market LLC exchange on April 15, 2024 (the “Record Date”) may attend the meeting. If you plan to attend the meeting, please follow the registration instructions as outlined in this proxy statement. The meeting is a virtual meeting; no physical meeting will be held.

Members who are entitled to attend and vote are also entitled to appoint another person as a proxy to exercise all or any of his/her rights to attend, speak and vote at the meeting on his/her behalf in respect of the ordinary shares with nominal value £1 per share (each, an “Ordinary Share”) held by him/her.

For information on attending and voting at the meeting and appointing a proxy, see LivaNova’s “Frequently Asked Questions about the Annual General Meeting”.
Number of Votes Outstanding:	The Company only has one class of voting share, being the Ordinary Shares. On April 15, 2024, there were 54,151,062 Ordinary Shares in issue and entitled to vote, each carrying one vote per share.

i

ITEMS OF BUSINESS AND BOARD VOTING RECOMMENDATIONS
No.	Proposed Resolution	Board Voting Recommendations
1
Ordinary Resolution: To elect, by separate resolutions, each of the following nine (9) directors for a term expiring at the AGM to be held in 2025 (“2025 AGM”):
a.
J. Christopher Barry

b.
Francesco Bianchi

c.
Stacy Enxing Seng

d.
William Kozy

e.
Vladimir Makatsaria

f.
Dr. Sharon O’Kane

g.
Todd Schermerhorn

h.
Brooke Story

i.
Peter Wilver

For (in respect of each nominee)
2	Ordinary Resolution: To approve, on an advisory basis, the Company’s compensation of its named executive officers (“US Say on Pay”).	For
3
Ordinary Resolution: To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC-US”), as the Company’s independent registered public accounting firm for 2024.
For
4	Ordinary Resolution: To approve Amendment No. 1 to the Amended and Restated LivaNova PLC 2022 Incentive Award Plan.	For
5	Ordinary Resolution: To approve Amendment No. 2 to the LivaNova PLC 2015 Incentive Award Plan.	For
6
Ordinary Resolution: To generally and unconditionally authorize the directors, for the purposes of section 551 of the Companies Act 2006 (the “Companies Act”) to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £10,830,212, provided that:
(A)
(unless previously revoked, varied or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired; and

(B)
this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made under such authorities.

For

No.	Proposed Resolution	Board Voting Recommendations
7
Special Resolution: Subject to the passing of resolution 6 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 6, and/or to sell Ordinary Shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash up to an aggregate nominal amount of £10,830,212, provided that:
(A)
(unless previously revoked, varied or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and

(B)
this power replaces (except for any power conferred by resolution 6) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered or agreed to be made under such powers.

For
8
Ordinary Resolution: To approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report (the “UK Annual Report”) for the period ended December 31, 2023.
For
9	Ordinary Resolution: To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2023, together with the reports of the directors and auditors thereon.	For
10	Ordinary Resolution: To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC-UK”), as the Company’s UK statutory auditor for 2024.	For
11	Ordinary Resolution: To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor.	For
Section 527 Notice — Website Materials
Under section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the meeting; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with section 437 of the Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with section 527 or section 528 of the Companies Act. Where the Company is required to place a statement on a website under section 527 of the Companies Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the meeting includes any statement that the Company has been required under section 527 of the Companies Act to publish on a website.
This notice and proxy statement is being mailed or made available to shareholders on April 26, 2024.
By order of the Board of Directors,
Michael Hutchinson
Senior Vice President,
Chief Legal Officer and Company Secretary
London, United Kingdom
April 26, 2024
Important Notice Regarding the Availability of Proxy Materials for the AGM to be held on June 11, 2024. The Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and UK Annual Report are available free of charge at www.livanova.com. All website addresses given in this document and proxy statement are for informational purposes only and are not intended to be an active link or to incorporate any website information into this document or the proxy statement.
PLEASE VOTE. YOUR VOTE IS IMPORTANT TO US.

Attending the AGM
The AGM will be a virtual meeting conducted exclusively by webcast.
You may attend the AGM if you were a shareholder of the Company as of the close of business on April 15, 2024, or if you hold a valid proxy for the AGM. To attend, vote and submit questions during the AGM, please go to www.meetnow.global/MS6WDW6. You will also need the control number included with your proxy materials.
Voting
Please note that you will need the control number included with your proxy materials to vote in advance of or at the AGM.
In advance of the AGM, please vote in one of the following ways:
Internet www.envisionreports.com/LIVN and use the 15 Digit Control Number in the shaded area of your proxy Card or Notice Card or as directed by your broker, as the case may be
Telephone Call the number on your proxy card
By mail Sign, date and return your proxy card in the enclosed envelope
At the meeting, please vote by:
Attending virtually at www.meetnow.global/MS6WDW6. and using your control number to record your vote.
Additional information regarding attending the AGM and voting is included in this proxy statement starting on page 87.
Resolutions and Voting
Voting on a Poll
In accordance with LivaNova’s Articles of Association, all voting at the Company’s AGM is done on a poll.
Ordinary and Special Resolutions
The Companies Act specifies a number of matters that must be effected by special resolution of a company’s shareholders. A resolution passed on a poll taken at a meeting is passed as a special resolution if it is passed by the affirmative vote of a majority of 75% (or more) of the total votes cast by members who, being entitled to vote, do so virtually at the meeting, by proxy or in advance of the meeting. At the AGM, there is one special resolution to be voted upon (Proposal 7).
All other resolutions at the AGM are ordinary resolutions. These resolutions will pass on a poll at the AGM if they are passed by the affirmative vote of a simple majority of the total votes cast by members who, being entitled to vote, do so virtually at the meeting or by proxy or in advance of the meeting.
Abstentions
Under English law, an abstention is not a vote in law and will not be counted in the calculation of the proportion of votes “for” or “against” the resolution.
Broker Non-Votes
If you are a beneficial owner and hold shares through an account with a bank or broker, your shares may be voted by the bank or broker if you do not provide voting instructions. Brokerage firms have the authority

v

under the New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on routine matters. When a matter is not routine and the brokerage firm has not received voting instructions from the beneficial owner, the brokerage firm cannot vote the shares on that matter. This is called a broker non-vote. The resolutions that are considered routine are the ratification of the selection of the independent registered public accounting firm for both the US and the UK, the authorization to grant authority to allot shares, the authorization to grant power to disapply pre-emption rights and the authorization of the remuneration of the UK auditor. All of the other resolutions proposed at the AGM are non-routine matters and broker non-votes will not be counted as “for” or “against” such non-routine matters.
Possible Selections on the Ballot
You can vote “for” or “against” a resolution. Each of these votes will have legal effect under English law in that they count as votes cast. An abstention, indicated by electing “abstain” is not a vote under English law as indicated above.
Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of the United States (“US”) federal securities laws. Forward-looking statements may be identified by words like “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this proxy statement include, but are not limited to, statements regarding individual and Company performance objectives and targets.
These and other forward-looking statements are based on LivaNova’s beliefs, assumptions and estimates using information available to the Company at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this proxy statement can be found in the Company’s periodic reports on file with the US Securities and Exchange Commission (“SEC”). The forward-looking statements speak only as of the date of this proxy statement and undue reliance should not be placed on these statements. LivaNova disclaims any intention or obligation to publicly update or revise any forward-looking statements, unless required by applicable securities laws. This cautionary statement is applicable to all forward-looking statements contained in this document.

Page
Proxy Summary	1
Corporate Governance	5
Overview	5
Role of the Board of Directors	6
Board Meetings and Attendance	6
Board Independence	14
Governance Policies and Practices	14
Board of Directors	17
Board Qualifications and Refreshment	17
Director Nominees	18
Director Compensation	22
Executive Officers	24
Executive Compensation	26
Compensation Discussion & Analysis	26
Compensation and Human Capital Management Committee Report	43
Compensation Tables	44
Pay Versus Performance Disclosure	57
Proposals to be Acted Upon at the AGM	61
Proposal No. 1 — Election of Directors	61
Proposal No. 2 — Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)	62
Proposal No. 3 — Ratification of the Appointment of PwC-US as the Company’s Independent Registered Public Accounting Firm	62
Proposal No. 4 — Approval of Amendment No. 1 to the Amended and Restated LivaNova PLC 2022 Incentive Award Plan	65
Proposal No. 5 — Approval of Amendment No. 2 to the LivaNova PLC 2015 Incentive Award Plan	72
Proposal No. 6 — Ordinary Resolution to Grant Authority to Allot Shares	80
Proposal No. 7 — Special Resolution to Grant Power to Disapply Pre-Emption Rights	80
Proposal No. 8 — Advisory Vote to Approve the UK Directors’ Remuneration Report	82
Proposal No. 9 — To Receive and Adopt the UK Annual Report and Accounts	82
Proposal No. 10 — Re-appointment of PwC-UK as the Company’s UK Statutory Auditor	83
Proposal No. 11 — Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC-UK in its Capacity as UK Statutory Auditor	83
Other Information	84
Frequently Asked Questions About the Annual General Meeting	87
Appendix A	A-1
Appendix B	B-1

Proxy Summary
This summary highlights information described in greater detail later in this proxy statement. Please read the proxy statement in its entirety and do not rely on this summary to give you the information you need to make an informed decision on the proposals presented for your consideration.
Governance Highlights
LivaNova is committed to good corporate governance, which promotes the long-term interests of the Company’s shareholders and strengthens the Board and management accountability. Many of LivaNova’s enhanced corporate governance practices reflect feedback from the Company’s shareholders and other stakeholders. Highlights of LivaNova’s corporate governance practices include the following:

☑
Annual Board and Committee Self-Evaluations.    The Board, along with each of its committees, conducts a self-evaluation of its performance on an annual basis.

☑
Regular Review of Key Governance Documents.   Review of committee charters and Corporate Governance Guidelines at least annually or on a more frequent basis, as needed.

☑
Regular Executive Sessions.   All regularly scheduled Board and committee meetings include an opportunity for the non-executive directors to meet without management present.

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Robust Code of Ethics and Business Conduct. Provides the foundation for how directors and employees represent the Company.

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Annual Election of Directors.   All directors stand for election on an annual basis.

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Majority Voting in Uncontested Director Elections.   All director nominees must receive an affirmative vote of the majority of votes cast in an uncontested election.

☑
Separate CEO and Board Chair.   Separate CEO and Chair positions to better serve the needs of the Board and the Company by allowing the CEO to focus their attention on driving business performance rather than Board governance.

☑
Financial Literacy for Audit and Compliance Committee.   All director nominees that are Audit and Compliance Committee (“AC Committee”) members are “audit committee financial experts” under the rules of the SEC.

Board Composition and Diversity
The members of LivaNova’s Board of Directors represent a broad range of expertise, experience, viewpoints and backgrounds, as well as a mix of tenure and service on the Board, as reflected in the following Board composition snapshot for the nine Board members that are being nominated for re-election at LivaNova’s AGM.

LivaNova’s Board and the Company are focused on ensuring a diverse Board and accordingly highlight diversity as a key criterion for consideration in the selection of new directors. In addition to this focus, pursuant to its charter, the Nominating and Corporate Governance Committee (“NCG Committee”) must include at least one woman and at least one member of an underrepresented minority in every pool of potential nominees. The below graphs and board diversity matrix reflect LivaNova’s self-identified diversity for its current Board members, as of April 26, 2024.
Board Diversity Matrix (as of April 26, 2024)

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	7	0	0
Part II: Demographic Background
African American or Black	1*	0	0
White	2	6	0
Hispanic or Latinx	0	1**	0

*
Brooke Story

**
Francesco Bianchi

The following individuals are nominated for election at the AGM.
Name	Occupation	Independent	Age	Director Since	Audit and Compliance Committee	Compensation and Human Capital Management Committee	Nominating and Corporate Governance Committee
William Kozy (Chair of the Board)	Former EVP and COO, Becton, Dickinson and Company	Yes	72	2018
J. Christopher Barry	Executive Vice President and Group President of the Medical Solutions Division, 3M Company	Yes	52	2023	X
Francesco Bianchi	Chair, Seven Capital Partners S.r.l.	Yes	67	2015	X	X
Stacy Enxing Seng	Operating Partner, Lightstone Ventures	Yes	59	2019		Chair
Vladimir Makatsaria	CEO, LivaNova	No	51	2024

Name	Occupation	Independent	Age	Director Since	Audit and Compliance Committee	Compensation and Human Capital Management Committee	Nominating and Corporate Governance Committee
Dr. Sharon O’Kane	Non-Executive Director of the Health Products Regulatory Authority Board in Ireland; Entrepreneur in Residence, University College Dublin	Yes	56	2015			Chair
Todd Schermerhorn	Former SVP and Chief Financial Officer, C.R. Bard, Inc.	Yes	63	2020	Chair
Brooke Story	Former Worldwide President, Surgery, Becton, Dickinson and Company	Yes	52	2022			X
Peter Wilver	Former EVP and Chief Administrative Officer, Thermo Fisher Scientific Inc.	Yes	64	2022	X	X
Approach to Executive Compensation
LivaNova’s market-competitive executive compensation program acts as an incentive for the Company’s named executive officers (“NEOs”) to perform at their highest level, take appropriate risks and drive shareholder return in the short and long term. LivaNova’s executive compensation program aims to ensure that the Company recruits and retains key executive officers who are responsible for the Company’s success and can align the interests of LivaNova’s executive officers, including the Company’s NEOs, with shareholders.
With input from the Company’s independent compensation consultant, Pearl Meyer, the Compensation and Human Capital Management Committee (“CHCM Committee”) routinely assesses the Company’s executive compensation practices to determine whether any enhancements are advisable. On February 15, 2023, for example, the CHCM Committee of the Board approved a change in the conditions for accelerated vesting upon certain terminations of employment in connection with an acquisition of the Company from single to double trigger vesting. As a result, awards granted after February 15, 2023, vest following a change in control of the Company only in the event of a participant’s termination of service by the Company without “cause” or due to a resignation for “good reason” within twenty-four (24) months.

To achieve the objectives of the Company’s executive compensation program as described above, the CHCM Committee structures the executive compensation program to:
☑
Target NEO pay around the market median to attract, motivate and retain talented executive officers with the skills and experience to ensure LivaNova’s long-term success;

☑
Use multiple pay and award vehicles that work together to reward performance and retain talent, while maintaining alignment with shareholder interests;

☑
Reward individual performance with a base salary and a cash-based short-term bonus ensuring a meaningful link to the Company’s operational performance and shareholder interests;

☑
Pay a substantial portion of each NEO’s compensation as variable pay contingent upon the achievement of the Company’s business objectives and individual performance;

☑
Balance the components of compensation so that short-term (annual) and long-term performance objectives are recognized because the Company’s success depends on the Company’s executive officers being focused on critical strategic and tactical objectives, both short-term and long-term;
☑
Employ stock ownership requirements that require NEOs to maintain a meaningful ownership interest in the Company;

☑
Vest equity awards over time to promote retention;

☑
Provide for a double trigger vesting for equity awards granted after February 15, 2023;

☑
Consider the LivaNova Compensation Recoupment Policy and the Incentive Clawback Policy, which provide for the clawback of awards in specified situations, in the Company’s award agreements; and

☑
Work with an independent compensation consultant to ensure the Company’s program is meeting its goals.

CORPORATE GOVERNANCE
Overview
LivaNova is committed to effective corporate governance and high ethical standards. The following highlights the Company’s governance practices which are covered in greater detail in the following pages.
Board Independence	• Nine of LivaNova’s ten current directors are independent • LivaNova’s CEO is the only management director • The Company holds regular executive sessions of independent directors
Board Composition	• Three of the Company’s current directors are female and seven are male • Recent Board refreshment with the addition of a new independent director in 2023 and a new CEO in 2024
Board Committees
•
LivaNova has three committees:

◦
Audit and Compliance

◦
Compensation and Human Capital Management

◦
Nominating and Corporate Governance

•
All of the members of the Company’s committees are independent

•
The Company conducts annual Board and committee evaluations and an annual review of committee charters

Leadership Structure
•
LivaNova’s Chair and CEO are separate roles

•
The Chair of the Board, who is independent, presides over all executive sessions of the Board and engages frequently with members of the Company’s Board and management

Risk Oversight
•
LivaNova’s Board is responsible for risk oversight and has designated committees to have particular oversight of certain key risks including cybersecurity, compensation, succession planning and environmental, social and governance (“ESG”) matters

Director Stock Ownership
•
Directors are required to hold meaningful equity ownership positions in the Company

•
A meaningful portion of director compensation is in the form of Company equity

•
Directors are prohibited from hedging, pledging or using Company stock as collateral

Accountability to Shareholders
•
LivaNova uses majority voting in director elections

•
All of the Company’s directors are elected each year

•
The Company does not have a shareholder rights (“poison pill”) plan

•
Since the past proxy season, LivaNova has engaged with the majority of the Company’s top 30 shareholders, who represented approximately 80% of the Company’s register as of December 31, 2023

•
LivaNova conducts an annual advisory say-on-pay vote

•
The Company retains the ability to clawback awards in specified situations through the LivaNova Compensation Recoupment Policy and Incentive Clawback Policy

Role of the Board of Directors
The Board oversees management as it operates the business and ensures the interests of shareholders are served. The Board provides leadership and guidance over the Company’s regular and nonrecurring business transactions and is also responsible for assessing the effectiveness of the Company’s organizational structure and systems and for evaluating its overall performance.
Board Meetings and Attendance
The Board held ten meetings during the year ended December 31, 2023. Each of the directors attended at least 75% of the total number of Board meetings and meetings of the committees on which he/she served. While the Company does not have a formal policy on director attendance at LivaNova’s AGM, all of LivaNova’s directors serving at the time of the Company’s 2023 AGM attended the Company’s 2023 AGM.
Board Leadership Structure
The directors may at any time elect and remove a director as Chair of the Board. The director appointed as Chair presides at all meetings of the Board at which they are present. LivaNova’s Board of Directors is currently led by a non-executive and independent Chair, Mr. Kozy. Currently, LivaNova does not have a policy requiring that the positions of Chair of the Board and CEO be held by different persons. The Board believes that it is in the best interest of the Company and its shareholders for the Board to make a determination on whether to separate or combine the roles of Chair and CEO based upon the Company’s circumstances at any particular point in time. The Company’s Corporate Governance Guidelines state that whenever the Chair is also the CEO or is a director who does not otherwise qualify as an independent director, the independent directors will elect from among themselves a Lead Director of the Board.
At this present time, the positions of Chair of the Board and CEO have been separated and are expected to remain so because the Board currently believes that this structure better serves the needs of the Board and the Company by allowing the CEO to focus their attention on driving business performance rather than Board governance.
The Chair establishes the agenda for each Board meeting in consultation with the CEO and with the assistance of the Company Secretary. Each Board member is free to suggest the inclusion of items on the agenda and is also free to raise any subject that is not on the agenda for that meeting.
The non-executive, independent directors have an opportunity to meet in private sessions at least quarterly and hold at least two executive sessions during the year. The Chair, or the Lead Director as the case may be, is responsible for conducting any such executive sessions.
Board Committees
LivaNova’s Board of Directors has three standing committees: Audit and Compliance; Compensation and Human Capital Management; and Nominating and Corporate Governance. Each committee is comprised entirely of independent directors, and each committee is governed by a written charter approved by the Board. These charters, which are reviewed at least annually, form an integral part of the Company’s corporate governance policies, and a copy of each charter is available on LivaNova’s website at www.livanova.com.

Audit and Compliance Committee

Under its charter, the AC Committee’s key responsibilities include:
•
Reviewing the Company’s accounting, financial reporting and disclosure processes and the audit of the Company’s consolidated financial statements;

•
Reviewing the Company’s internal controls over financial reporting and disclosure controls and procedures (including reporting structures) with management and the independent auditors;

•
Reviewing the actions LivaNova takes to comply with the Company’s internal accounting and control policies, as well as external financial, legal and regulatory requirements;

•
Reviewing the Company’s internal audit functions;

•
Reviewing the process by which cybersecurity risks are managed;

•
Producing the AC Committee Report for inclusion in the Company’s annual proxy statement or annual report on Form 10-K;

•
Reviewing the qualifications and independence of the Company’s independent auditors engaged for the purpose of auditing its consolidated financial statements and issuing an audit report for inclusion in the Company’s annual report on Form 10-K; and

•
Selecting, subject to required shareholder approvals, LivaNova’s independent auditors and evaluating their performance.

The AC Committee meets at least quarterly with management, including the Head of Internal Audit, the Chief Legal Officer (“CLO”), the Chief Accounting Officer (“CAO”), the Chief Financial Officer, the Chief Ethics and Integrity Officer and the independent auditors and has the option to continue those discussions in separate executive sessions to discuss any matter that any of these groups believe should be discussed privately.
Members: Todd Schermerhorn (Chair) J. Christopher Barry Francesco Bianchi Peter Wilver Eight scheduled meetings in 2023 The AC Committee Report is on pages 63-65 of this proxy statement.

Compensation and Human Capital Management Committee

Under its charter, the CHCM Committee is responsible for, among other things, the following:
•
Determining and approving the goals and objectives applicable to the compensation of the CEO; evaluating the CEO in light of those goals and objectives at least annually; and determining and approving the CEO’s compensation based on this evaluation;

•
Determining and approving the compensation of all other executive officers;

•
Reviewing, verifying and certifying the achievement of any performance goals for long-term and short-term incentive plans;

•
Reviewing and approving incentive compensation plans and equity-based plans and, where appropriate or required, recommending such plans for shareholder approval;

•
Administering (including adopting, amending and terminating) incentive compensation and equity-based plans;

•
Reviewing and discussing with management and overseeing the preparation of the Compensation Discussion and Analysis to be included in appropriate regulatory filings and determining whether to recommend to the Board that the Compensation Discussion and Analysis be included in such filings;

•
Submitting to the Board and shareholders for their approval a directors’ remuneration policy every three years, in any year in which there is a change relative to the prior year, or if shareholder approval was not achieved when last submitted;

•
Reviewing director compensation and benefits at least annually;

•
Producing the CHCM Committee Report for inclusion in the Company’s annual proxy statement or annual report on Form 10-K, as well as the Remuneration Report in the UK Annual Report;

•
Approving employment agreements and severance arrangements or plans for executive officers;

•
Reviewing and approving the adoption of, or revision to, and administering any recoupment policy that allows the Company to “clawback” compensation received by executive officers of the Company and to monitor compliance therewith;

•
Determining stock ownership guidelines / requirements for directors and executive officers and monitoring compliance with such guidelines / requirements;

•
Reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking; and

•
Overseeing the Company’s policies and strategies, and periodically reviewing risks, trends and key metrics related to human capital management.

Members:
Stacy Enxing Seng (Chair)
Francesco Bianchi
Peter Wilver
Nine scheduled meetings in 2023, separate and apart from several ad hoc meetings held throughout 2023 in connection with CEO succession planning.
The CHCM Committee Report is on page 43 of this proxy statement.

Nominating and Corporate Governance Committee

Under the terms of its charter, the NCG Committee is responsible for, among other things:
•
Determining the qualifications, qualities, skills and other expertise required to be a director;

•
Administering the process for identifying candidates for membership on the Board, including the inclusion of at least one woman and at least one member of an underrepresented minority in every slate of potential nominees, developing criteria for Board and committee memberships and recommending and recruiting director nominees;

•
Evaluating the independence and other standards applicable to service on the Board and its committees, including whether each AC Committee member is financially literate and whether the AC Committee has at least one “audit committee financial expert;”

•
Evaluating and recommending changes, as appropriate, to Board and committee size, composition and chair and committee structure; and administering the process for regular Board and committee self-evaluations;

•
Developing and recommending corporate governance principles and policies to LivaNova’s Board;

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Overseeing the Company’s corporate governance practices and procedures and reviewing such procedures at least annually;

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Reviewing annually and recommending, for Board approval, a succession plan in respect of the CEO and reviewing periodically, succession planning for the Company’s executive leadership team; and

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Reviewing and overseeing the Company’s material ESG disclosures.

Members:
Dr. Sharon O’Kane (Chair)
Daniel Moore
Brooke Story
Four scheduled meetings in 2023, separate and apart from several ad hoc meetings held throughout 2023 in connection with CEO succession planning and director onboarding.

Pursuant to their charters, each committee has the authority, at the Company’s expense, to retain professional advisors, including legal, accounting, or other consultants, to advise it in connection with the exercise of its duties and responsibilities.
Board Evaluation Process
Pursuant to the Company’s Corporate Governance Guidelines and committee charters, the Board conducts an annual self-evaluation to determine whether the Board and its committees are functioning effectively, a process which is overseen by the NCG Committee. At the end of 2023, each member of the Board completed a comprehensive questionnaire to assess the overall performance and effectiveness of the Board, its respective committees, and its chairs and to identify any key themes and potential opportunities for continuous improvement. Each Director completed a questionnaire pertaining to their respective committee, as well as a general Board questionnaire. The results of the questionnaire were aggregated and shared with the Directors at a committee level and at a Board level, and results were discussed within each committee and during a meeting of the full Board. The self-evaluation process provides the Board and its committees with actionable feedback to enhance their respective performance and effectiveness. For example, in response to previous questionnaire results, the Board actioned “talent” to be included as a regularly scheduled topic to be discussed at future Board meetings.

Board Oversight
Board Role in Risk Management
The Board has determined that the Board as a whole, and not a separate committee, will oversee the Company’s risk management process. Each of LivaNova’s Board committees has historically focused, and continues to focus, on specific risks within their respective areas of responsibility.
The Board uses its committees to assist in its risk oversight responsibility as follows:
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Audit and Compliance Committee oversees the integrity of the financial reporting of the Company and its compliance with applicable legal and regulatory requirements. It also oversees LivaNova’s internal controls and compliance activities. The AC committee regularly discusses the Company’s major financial and business risk exposures and certain contingent liabilities, and the steps management has undertaken to monitor and control such exposures. The AC committee also has responsibility for the oversight of the management of cybersecurity risks and is briefed on a quarterly basis by the Company’s Chief Information Security Officer (“CISO”) regarding such risks, as discussed further below. In relation to the cybersecurity incident disclosed in November 2023, the full Board was and continues to be regularly updated by the CEO, CLO, CISO, Chief Information Officer (“CIO”) and outside cybersecurity counsel.

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Compensation and Human Capital Management Committee oversees risks relating to LivaNova’s compensation policies and practices and other human capital management policies and strategies.

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Nominating and Corporate Governance Committee oversees risks relating to succession planning and governance structures in addition to ESG issues. The NCG committee as well as the full Board, receives quarterly updates on the Company’s ESG efforts in addition to related industry trends.

The Company’s Chief Risk Officer (“CRO”), who reports to the CLO, assesses, monitors, and mitigates risks that arise in the course of LivaNova’s business. In addition to LivaNova’s CRO, the Chief Financial Officer (“CFO”), CLO, CAO, Chief Ethics and Integrity Officer, Internal Audit team and CISO are key personnel responsible to the Board and/or the AC Committee for the planning, assessment, and reporting of risks.
As mentioned above, the CRO continuously monitors the highest and emerging risks faced by the Company. These risks are compiled into a risk report that includes an assessment of, and report on the Company’s risk profile and which the Board reviews on a quarterly basis. This risk report examines short and intermediate term risks, with higher risk ratings for more immediate, severe risks, applying countermeasures with more frequent deadlines and assessments of efficacy. The CRO regularly interacts with other risk professionals and, when necessary, engages with outside subject matter experts to assist in their risk assessment and formulation of countermeasures.
Compensation Risk Management
LivaNova’s executive compensation program is designed to motivate and reward the Company’s executive officers for their performance during the fiscal year and over the long term, and for taking appropriate risks toward achieving LivaNova’s long-term financial and strategic growth objectives. The following characteristics of LivaNova’s executive compensation program are designed to reduce the possibility of the Company’s executive officers, either individually or as a group, making excessively risky business decisions that could maximize short-term results at the expense of long-term value:
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Balanced Mix of Pay Components.   The target compensation mix is not overly weighted toward annual incentive awards and represents a balance of base salary, annual short-term incentive compensation in the form of a cash bonus, and long-term equity-based compensation vesting over four (4) years or based on long-term performance objectives;

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Bracketed Incentive Awards.   Annual cash bonuses for LivaNova’s CEO can be as little as 0%, but no more than 200% of base salary, per the Company’s Remuneration Policy;

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Stock Ownership Requirement.   LivaNova’s executive officers and directors are subject to stock ownership requirements which set a minimum amount of equity ownership; and

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Performance Assessments.   Compliance and ethical behaviors are integral factors considered in all performance assessments.

The Company also closely examines its broader compensation policies and actual compensation practices for all employees, to assess whether those compensation policies or practices create unreasonable risks. Management conducts the initial risk assessment before presenting potential plans to the CHCM Committee for its review, and, in the case of executive officers, its approval. The CHCM Committee believes that the mix and design of the elements of the Company’s compensation program are appropriate and incentivize executive officers and key employees to establish and achieve goals that benefit the Company and its shareholders over the long term.
Cybersecurity Risk Management
LivaNova’s enterprise risk management process consists of risk identification, evaluation, control and monitoring, and documentation. The LivaNova Board oversees risk management within the Company, and the CRO provides the framework to identify and reduce risks that may materially impact the Company’s business. As part of the CRO’s enterprise risk management process and as noted above, discussions are held with the CISO, CIO, Chief Privacy Officer, and their respective teams to review the cybersecurity risk landscape.
As part of LivaNova’s cyber resiliency strategy and in an effort to mitigate potential cybersecurity risks, the Company employs various measures, including employee training, systems monitoring, testing and maintenance of protective systems, and contingency plans. In addition, the CISO manages a structured cyber incident response program where periodic simulation exercises are performed to prepare and train the Company’s cybersecurity incident responders. The Company deploys security tools to help bolster its defense detection capabilities, such as endpoint detection and response tools, security information and event management tools, and 24/7 monitoring. LivaNova regularly evaluates its business continuity and disaster recovery planning processes, with test scenarios that include simulations and penetration tests.
In November 2023, the Company executed its cyber incident plan in response to a cybersecurity incident that resulted in a disruption to portions of its information technology systems. Promptly after detecting the issue, the Company began an investigation with assistance from external cybersecurity consultants and coordinated with law enforcement. The Company implemented remediation measures to mitigate the impact of the incident. The Company continues to assess the nature and scope of the affected data and analyze its legal notification obligations, and the Company is notifying affected individuals and regulators as required by applicable law. The Company has taken and will continue to take actions to enhance its information security framework.
As codified in its charter, the AC Committee is responsible for reviewing the processes by which cybersecurity risks are managed and reporting any issues that arise out of such reviews to the Board. The CISO provides key security metrics to the AC Committee on a quarterly basis, and directly to the chair of the AC Committee on a case-by-case basis, as needed, at any time during the quarter. The AC Committee reviews these reports, which include, among other things, external events impacting the Company, security incidents, user training statistics, and evaluation of user readiness to address cyber incidents. Notwithstanding the Company’s approach to cybersecurity, the Company may not be successful in preventing or mitigating a cybersecurity incident that could have a material adverse effect on the Company. While LivaNova maintains cybersecurity insurance, the costs related to cybersecurity threats or disruptions may not be fully insured. For more information regarding the Company’s Cybersecurity Risk Management, Strategy and Cyber Governance please see “Item 1C. Cybersecurity” in LivaNova’s US Annual Report on Form 10-K for the year ended December 31, 2023.
Sustainability
Through the NCG Committee, the Board oversees the Company’s sustainability efforts, which are led by the Senior Director of Sustainability. The Company’s sustainability governance structure includes regular executive team engagement with a Steering Committee body (sponsored by the CFO) and the cross-functional Environmental, Social, and Governance (ESG) Task Force. The ESG Task Force is comprised of vice presidents and key stakeholders who lead ESG focus areas or whose work is informed by ESG. This global stakeholder team also monitors relevant regulations in global markets to enable LivaNova to meet or surpass ESG and Sustainability performance expectations and requirements.
LivaNova has established a sustainability strategy delivery program with global coordination to respond to regulatory requirements and commercial needs. LivaNova’s sustainability commitment and associated actions to support the Company’s focus areas — People, Products, and Planet — is integrated into the Company’s strategic plans for business continuity and are foundations upon which to grow its climate risk resilience to create long-term stakeholder value.
In April 2023, LivaNova published the Company’s Board-approved Carbon Reduction Plan, which includes the Company’s 2050 net zero commitment. An updated Carbon Reduction Plan was approved by the Board in April 2024, and LivaNova plans to continue exploring initiatives throughout 2024 in furtherance of that plan. The Carbon Reduction Plan is currently published on LivaNova’s sustainability website under “Planet” (www.livanova.com/en-us/sustainability/planet) for full visibility.
Most recently, and among other Company-wide initiatives, the ESG Task Force has been working with an outside third-party on its Climate-related Financial Disclosures, which is incorporated into LivaNova’s 2023 UK Annual Report, published in April 2024. Utilizing climate scenario modeling, the Company assessed its exposure to climate-related risks and opportunities, including likelihood and impacts, to evaluate the resilience of LivaNova’s business model and strategy to these risks. For additional information, please refer to the Company’s 2023 UK Annual Report which is available on the Company’s Investor Relations page on the Company’s website.
Human Capital Management
LivaNova has approximately 2,900 employees worldwide, representing 75 nationalities and located in 32 countries. These employees are crucial in achieving the Company’s mission to provide hope to its patients and their families. LivaNova encourages its employees to live by LivaNova’s five core values: patients first, meaningful innovation, act with agility, commitment to quality and integrity, and collaborative culture. LivaNova evaluates itself against these values and, ultimately, achieves success through them as an organization.
Maintaining a culture that embodies LivaNova’s values and mission is of the utmost importance. The Company aims to foster a culture where learning is continuous, and open and direct employee communication is valued. LivaNova’s Board’s committees oversee elements of the Company’s culture associated with their area of responsibility:
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The NCG Committee oversees the Company’s material environmental, social and governance disclosures efforts. Additionally, the NCG Committee annually reviews the CEO succession plan and periodically reviews succession planning for the Company’s executive leadership team.

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In 2023, the CHCM Committee modified its name to include human capital management and updated its charter to reference the CHCM committee’s oversight of human capital management within the Company, specifically overseeing the Company’s policies and strategies for, and periodically reviewing risks, trends and key metrics relating to human capital management. The CHCM Committee also reviews and approves equity-based plans and compensation arrangements, including performance goals, for the Company’s executive officers. Furthermore, the CHCM reviews and recommends for approval any changes to the Company’s director compensation program.

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The AC Committee reviews LivaNova’s ethics and compliance program, including reviewing the Company’s related policies, procedures, and programs designed to promote and monitor legal, ethical, and regulatory compliance. In addition, the AC Committee regularly receives updates on the Company’s culture of integrity and the tone set by LivaNova’s leadership.

In addition to the Board committees’ oversight over the Company’s culture, the full Board also oversees the elements of culture at LivaNova. For example, LivaNova regularly conducts employee engagement surveys, called LivaNova4You, to measure overall employment engagement and satisfaction and to provide the Company with actionable data for potential opportunities for improvement. The data is reviewed by the Board and the executive leadership team who are both committed to improving employee satisfaction in relation to the working culture of the Company. Furthermore, the Board regularly receives “talent” updates from the Chief Human Resources Officer at its quarterly meetings.
Diversity, Equity and Inclusion
LivaNova recognizes the value in fostering a diverse, equitable and inclusive work environment and strives to provide a workplace free of harassment or discrimination. Accordingly, the Company closely monitors its gender metrics at the Board, Executive and senior leadership level on a regular basis. Currently, LivaNova has ten Directors on its Board, of whom 30% are female and 70% are male. The executive leadership team consists of twelve individuals, of whom 17% are female and 83% are male. Of the Company’s senior leadership team, which includes the executive team, vice presidents and directors, as of the end of 2023, 30% were female and 70% were male. Finally, as of December 31, 2023, of LivaNova’s approximately 2,900 employees, 51% were female and 49% were male.
LivaNova’s strategy for accelerating diversity begins with creating new ways to find extraordinary talent. Examples of the Company’s efforts include networking with historically black colleges and universities, posting job listings on diverse sites, ensuring diversity-focused interview panels, and training interviewers on how to conduct a fair, unbiased interview process.
LivaNova supports internal diversity affinity initiatives, including the Global Women’s Network, which consists of female employees across the globe that convene to discuss topics that unite and celebrate the strength of the diversity in the workplace. In addition, the LivaNova Women’s Network, a mentorship program created by women and for women, facilitates pairings between mentors and mentees across all regions. Topics range from career and financial advice to performance management and connection to the Company’s strategy. These programs provide members with new perspectives, more personalized development, and an opportunity to network with other women across the organization.
The Company’s senior leadership team monitors and reviews information regarding LivaNova’s gender and ethnic diversity profile periodically over the course of the year. The CHCM Committee receives similar reports periodically, and the entire Board of Directors is updated on an annual basis. In relation to director onboarding, LivaNova’s Corporate Governance Guidelines require that Board candidates bring diversified attributes to the Board, which encompass gender, race, ethnicity, geography, professional experience, national origin, sexual orientation, life experience, skills and tenure, among others. In addition to having diversity highlighted generally as a key criterion for consideration in the selection of new directors, pursuant to its charter, the NCG Committee must include at least one woman and at least one member of an underrepresented minority in every slate of potential nominees.
Shareholder Engagement
LivaNova is committed to engagement with the Company’s shareholders on executive compensation and corporate governance matters. Since the past proxy season, LivaNova has engaged with the majority of the Company’s top 30 shareholders, representing approximately 80% of the Company’s register as of December 31, 2023. Management, and at times with certain directors, also met with other shareholders and potential shareholders during the year. Key topics discussed included performance, existing and future products, clinical data and milestones, strategic pipeline initiatives, executive compensation, and ESG matters. Management also attended eight healthcare conferences, which included fireside chats, as well as participation in one-on-one and group investor meetings.
LivaNova’s Board and management value the perspectives of the Company’s shareholders and work to provide its shareholders with continuous and meaningful engagement. LivaNova values the insights gained from the Company’s discussion with the Company’s investors and find them to be helpful even when points of view vary.
Succession Planning
Succession planning is a top priority for the Board and LivaNova’s management team. The Board and management proactively address succession planning with the objective of maintaining a pipeline of qualified leaders for the immediate future and long term. The Board has delegated the responsibility for CEO and senior management succession planning to the NCG Committee. The NCG Committee’s succession planning process is conducted in the context of the challenges and opportunities facing LivaNova, the skills and expertise likely to be required by the Company in the future and the goal of achieving the benefits of diversity in its widest sense. This process enables the Board to address both longer-term, planned transitions, such as retirements or role changes, as well as short-term, unexpected openings. Similar processes, led by the relevant management team, occur within each of LivaNova’s business units and functions.
Board Independence
The NCG Committee of the Board is empowered by its charter to make recommendations regarding all determinations of independence required under Nasdaq rules or other applicable laws and regulations, including but not limited to determinations as to which directors qualify as independent directors, non-employee directors and “audit committee financial experts” as defined by US securities laws.
Under the Nasdaq listing rules, a majority of the members of LivaNova’s Board must qualify as “independent directors.” An “independent director” for Nasdaq purposes is a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The NCG Committee evaluated all relevant transactions and relationships between each director, or any of their family members, and the Company, management, and the Company’s independent registered public accounting firm. Based on this evaluation, the NCG Committee determined that all of the directors, other than Mr. Makatsaria, LivaNova’s CEO, are “independent” as that term is defined in the Nasdaq listing standards and under the US securities laws.
The Board has also determined that all members of the AC Committee meet additional, heightened independence criteria applicable to audit committee members under the Nasdaq listing rules and the applicable rules of the SEC. The Board has further determined that all members of the AC Committee are financially literate and qualify as “audit committee financial experts.”
The NCG Committee has also determined that all members of the CHCM Committee meet heightened independence criteria applicable to CHCM committee members under the Nasdaq listing rules and qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.
Compensation and Human Capital Management Committee Interlocks
No member of the CHCM Committee is now, or at any time has been, employed by or served as an executive officer of the Company or any of its subsidiaries, or has had any substantial business dealings with the Company or any of its subsidiaries. None of LivaNova’s executive officers currently serves or served in the year ended December 31, 2023, on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on LivaNova’s Board or CHCM Committee.
Governance Policies and Practices
Communication with Directors
Any shareholder or other party interested in communicating with members of the Board, any of its committees, the independent directors as a group or any of the independent directors individually, may send written communications to LivaNova Plc, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary or to company.secretariat@livanova.com. Any communications received in writing are forwarded to the Board, committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business or is inappropriate. The Company Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. The Board will endeavor to promptly respond to all appropriate communications and encourages all shareholders and interested persons to use the aforementioned email or mailing address to send communications relating to the Company’s business to the Board and its members.

Code of Business Conduct and Ethics
The Board-approved Code of Business Conduct and Ethics (the “Code”) applies to all directors, officers, and employees of the Company. The Code is intended to enhance understanding of the Company’s standards of ethical business practices and values, provide clarity as to how to address ethical issues that may arise, guide interactions with patients and healthcare professionals, and provide information surrounding LivaNova’s marketing and promotional practices. The Code is designed to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submit to, the US Securities and Exchange Commission (“SEC”) and in other public communications made by the Company; compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of the Code; and accountability for adherence to the Code, while deterring wrongdoing. A copy of the Code is available on LivaNova’s website at www.livanova.com. Any change to, or waiver from, the Code will be disclosed as required by applicable securities laws, which disclosure may occur on the Company’s website or by filing a Form 8-K.
The Company also has an Ethics and Integrity Program, which is a corporate compliance program that includes written policies and procedures, training/education, and ongoing monitoring to ensure effective implementation and maintenance of the program across the Company. In addition, the Company has a Third-Party Code of Ethics and Business Conduct that embraces the key principles of the International Labour Organization’s fundamental conventions, because the Company believes that its business can only succeed where the rights of all workers in the value chain of the business are protected and respected. The Company also has a Global Employee Privacy Notice with respect to the rights of an individual to protect their personal information and Global Anti-Discrimination and Anti-Harassment Policy to ensure that all LivaNova colleagues can thrive in an inclusive workplace free from all forms of harassment.
Prohibitions on Hedging and Pledging
The Company’s Insider Trading Policy provides that the Company’s employees and directors, and the family members of those individuals may not engage in hedging transactions of any type concerning Company securities, including without limitation puts, calls, equity swaps, collars, exchange funds, prepaid variable forwards or other financial instruments or derivative securities. The Company’s Insider Trading Policy also prohibits the pledging of any Company securities by the Company’s employees, directors, and their family members. Pledging is an activity in which the borrower of funds uses securities as a form of collateral to secure the funds it borrows or takes from the lender.
Related Party Transactions
LivaNova recognizes that related party transactions involving the Company present a heightened risk of conflicts of interest or the perception of such a conflict. Under the Company’s written Related Party Transaction Policy, related party transactions, including those covered by Item 404(a) of Regulation S-K, may be consummated, or may continue only if the AC Committee approves or ratifies the transaction in accordance with the guidelines set forth in the aforementioned policy.
Pursuant to the Company’s Related Party Transaction Policy, the Chief Legal Officer and Company Secretary or their designee(s) (each, a “Responsible Officer”) is expected to report each qualifying related party transaction, together with a summary of the material facts, to the AC Committee for consideration at its next regularly scheduled meeting. The AC Committee is then expected to conduct, to the extent reasonably practicable, prior review of the relevant facts and circumstances and either approve or disapprove the entry into the transaction.
In determining whether to approve or, if necessary, ratify a qualifying related party transaction, the AC Committee takes into account, among other factors it deems appropriate: (i) whether the transaction was undertaken in the ordinary course of business of the Company, (ii) whether the transaction was initiated by the Company, a subsidiary or the related party, (iii) whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party, (iv) the purpose of, and the potential benefits to the Company of, the related party transaction, (v) the approximate dollar value of the transaction, particularly as it relates to the related party, (vi) the related party’s interest in the transaction and (vii) any other information regarding the transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.
In addition, in connection with any approval or ratification of a qualifying related party transaction involving a non-employee director or nominee for director, the AC Committee should consider whether such transaction would compromise such director’s status as: (1) an independent director under the rules of the NASDAQ Stock Market LLC, (2) a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if such non-employee director serves on the CHCM Committee of the Board of Directors or (3) an independent director under Rule 10A-3 of the Exchange Act, if such non-employee director serves on the AC Committee. The AC Committee may approve or ratify the transaction only if it determines in good faith that, under all the circumstances, the transaction is in the best interests of the Company and its shareholders.
If the Responsible Officer determines that it is impractical or undesirable to wait until the next AC Committee meeting to evaluate the related party transaction, the chair of the AC Committee may review and approve the transaction in accordance with the procedures set forth in the policy. In such cases, any such approval (and the rationale for such approval) must be reported to the AC Committee at its next regularly scheduled meeting.
If the Company becomes aware of a related party transaction that has not been approved under the policy, the AC Committee must review the transaction and, if the AC Committee determines it is appropriate, ratify it at its next regularly scheduled meeting. In any case where the AC Committee determines not to ratify the transaction that has been commenced without approval, it may direct additional actions including, but not limited to, immediate discontinuation or rescission of the transaction, or modification of the transaction to make it acceptable for ratification.
In the fiscal year ended December 31, 2023, there were no related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K, and no such transactions are currently proposed.
Availability of Governance Documents
LivaNova’s Corporate Governance Guidelines, charters of the committees of the Board and Code of Business Conduct and Ethics are available on LivaNova’s website and in print to any shareholder who requests any of these. To access these documents from the Company’s website, go to www.livanova.com, select the “Investors Kit” link under the tab “Investors”, and then click on the “Corporate Governance” menu located in a horizontal list in the middle of the screen. Requests for a printed copy should be addressed to LivaNova Plc, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary.

BOARD OF DIRECTORS
Board Qualifications and Refreshment
The selection process for directors is set out in LivaNova’s Corporate Governance Guidelines and in the charter of the NCG Committee. These documents are available at https://www.livanova.com/en-us/about-us/board-of-directors. The charter authorizes the NCG Committee to determine the qualifications, qualities, skills and other expertise required to be a director but also sets out certain minimum qualification requirements:
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high ethical behavior;

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accomplishments within their respective fields;

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relevant business and financial expertise and experience;

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sound business judgment; and

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diversity, including with respect to gender, race/ethnicity, geography, professional experience, skills and tenure, with the charter of the NCG Committee requiring that every slate of directors to be considered include at least one woman and at least one underrepresented minority.

The NCG Committee is responsible for recommending director nominees to the Board, including re-nomination of persons who are already directors. In forming their recommendations, the NCG Committee places particular emphasis on the necessary skills for the Board. To that end, the NCG Committee conducts an annual skills analysis and considers that exercise, as well as the results of the Board and its committees’ annual self-assessments, in the context of the Company’s strategic plan, in order to identify the skills and expertise required to lead the Company now and in the future. The combined skills analysis and self-assessments ultimately help to inform the NCG Committee of (1) the qualifications, qualities, skills and other expertise (in addition to the minimum requirements set out above) desired at this juncture in the Company’s development and (2) the relevant considerations associated with Board succession planning, all of which help to drive the NCG Committee’s recommendations for director nominees.
The Board does not have formal term or age limits. While term limits may foster fresh ideas and viewpoints, the Board believes that term limits fail to acknowledge the contribution of directors who have been able to develop, over a period of time, increased insight into the Company and its operations and, therefore, provide significant contributions to the Board as a whole. As an alternative to term limits, the NCG Committee reviews each director’s continued tenure on the Board annually. The Company’s Corporate Governance Guidelines provide that the Board will consider rotation of the Chair of the Board and Committee Chairs periodically and when it determines appropriate. As part of its evaluation, the Board reviews all relevant circumstances, including expertise required for the role, qualifications of a successor, and applicable laws and listing standards, to balance the benefits of rotation against the benefits of continuity.
The NCG Committee may consider candidates for LivaNova’s Board from any reasonable source, including from a search firm engaged by the NCG Committee and shareholder recommendations subject to the procedures set forth below and the full procedures identified in the Company’s Corporate Governance Guidelines. Any invitation to join the Company’s Board is extended by the Board and by the Chair of the NCG Committee.
Mr. Barry, appointed to the Board in October 2023, was recommended to the NCG Committee by a third-party search firm, which was engaged by the NCG Committee to assist in the identification and recruitment of a new Board member. After reviewing Mr. Barry’s qualifications and skills, discussing his potential nomination at several meetings, and meeting with him, the NCG Committee voted unanimously to recommend Mr. Barry as a director of the Board based on his robust experience in commercial and executive leadership roles.
Mr. Makatsaria, appointed as CEO and to the Board effective March 2024, was recommended to the NCG Committee by a third-party search firm, which was engaged by the NCG Committee to assist in the identification and recruitment of a new CEO. After reviewing Mr. Makatsaria’s qualifications and discussing his potential appointment at several meetings, the NCG Committee voted unanimously to recommend

Mr. Makatsaria for the position of CEO and as a director of the Board based on his extensive global leadership experience and his considerable background in building and driving innovation within the medical technology space.
Although LivaNova does not have a formal policy with regard to the consideration of any director nominees recommended by shareholders, a shareholder or group of shareholders may recommend potential candidates for consideration. The Company does not have such a policy because the NCG Committee believes that it can adequately evaluate any such nominees on a case-by-case basis.
Nominees for consideration by the NCG Committee may be sent in writing to the Office of the Company Secretary, by mail at 20 Eastbourne Terrace, London W2 6LG, United Kingdom, not less than ninety (90) nor more than one hundred twenty (120) days prior to the first anniversary of the AGM in the previous year. The written nomination must include all information relating to such director nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or otherwise required, pursuant to Regulation 14A under the US Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected. In addition, the nomination must include:
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the nominating shareholder’s or shareholders’ name(s) and address(es) as they appear on the Company’s books;

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the class and number of shares beneficially owned by the nominating shareholder(s);

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a description of all agreements, arrangements and understandings between such shareholder(s), each proposed director nominee and any other person or persons (including their names) in connection with the nomination;

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any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Regulation 14A under the Exchange Act; and

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to the extent known by the shareholder(s) giving notice, the name and address of any other shareholder(s) supporting the election of the nominee.

From time to time, the NCG Committee may request additional information from the nominee or the nominating shareholder(s). Potential nominees suggested by shareholders are evaluated by the NCG Committee in the same manner as other potential candidates.
Director Nominees
LivaNova’s Articles of Association provide that the number of directors shall be ten unless otherwise decided by the Board. Upon the recommendation of the Company’s NCG Committee, the Board has nominated the nine persons named below to serve as directors until the 2025 AGM or their earlier resignation or removal. All directors are elected annually. Mr. Moore, a current director who has served on LivaNova’s Board since 2015, was not renominated for election to the Board, and his term will expire at the conclusion of the 2024 AGM.

J. CHRISTOPHER BARRY
INDEPENDENT Age 52 Less than one year of service (since 2023)
Chris Barry currently serves as Executive Vice President and Group President of the Medical Solutions Division at 3M Company, a position he assumed in March 2024. He previously served as CEO and a member of the board of NuVasive, Inc., a medical technology company focused on spine technology innovation, from 2018 to 2023, at which point, NuVasive Inc. was acquired by Globus Medical. From 2015 to 2018, Mr. Barry served as Senior Vice President and President of Surgical Innovations at Medtronic after Medtronic acquired Covidien, and, prior to Covidien’s acquisition, Mr. Barry spent more than 15 years in increasing commercial and executive leadership roles at Covidien, rising to vice president of sales for energy-based devices. Mr. Barry has a Bachelor of Science degree in Environmental Science from Texas Tech University.

Committees: • Audit and Compliance Former Public Company Directorships During the Past Five Years: • NuVasive, Inc.
Director Skills and Qualifications:
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Mr. Barry is an audit committee financial expert and an analytical leader with robust general management experience. He has proven to be a highly capable executive both in a large strategic environment and as a first-time CEO of NuVasive in a complex and competitive medical technology category at NuVasive. At NuVasive, Mr. Barry is credited with setting evidence-based expectations and identifying the need for partnership to drive long-term growth for the company and aligning the organization accordingly.

FRANCESCO BIANCHI
INDEPENDENT Age 67 Nine years of service (since 2015)
Francesco Bianchi has served as Chair of Seven Capital Partners S.r.l., a financial consulting firm, since June 2018. He previously served as the Chief Executive Officer of Seven Capital Partners and has been with the firm since 2013. Mr. Bianchi has 30 years of mergers and acquisitions and strategic advisory experience working for well-recognized international financial institutions including JPMorgan Chase (Paris), Morgan Grenfell (London), Citi (Milan) and Bankers Trust (Milan), where he served in various roles including general manager and head of the mergers and acquisitions and corporate finance division. He also headed the strategic planning division of Banca-Intesa S.p.A. in Italy and abroad. Mr. Bianchi earned a degree in economic sciences with honors from the University of Florence and is a chartered accountant.

	Committees: • Audit and Compliance; Compensation and Human Capital Management	Director Skills and Qualifications: • Mr. Bianchi is an audit committee financial expert and has an extensive professional background working in strategy and mergers and acquisitions.
STACY ENXING SENG
INDEPENDENT Age 59 Five years of service (since 2019)
Stacy Enxing Seng has served as an Operating Partner with Lightstone Ventures, a venture capital group focused on medical technology and biotechnology-related investments, since 2016. Prior to joining Lightstone Ventures, Ms. Enxing Seng was with Covidien, a global health care products company, as its President, Vascular Therapies (2011 to 2014) and President of Peripheral Vascular (2010 to 2011). Ms. Enxing Seng joined Covidien in 2010 through the $2.6 billion acquisition of ev3 Incorporated, where she was a founding member and executive officer responsible for leading its Peripheral Vascular division (2001 to 2010). Prior to ev3, Ms. Enxing Seng held positions of increasing responsibility with Boston Scientific, SCIMED, Baxter and American Hospital Supply. She holds a B.A. in Public Policy from Michigan State University and an M.B.A. from Harvard University.

Committees:
•
Compensation and Human Capital Management (Chair)

Other Current Public Company Directorships:
•
Sonova Holding AG

Former Public Company Directorships During the Past Five Years:
•
Hill-Rom Holdings, Inc.

Director Skills and Qualifications:
•
Ms. Enxing Seng has broad experience as a former senior executive responsible for a worldwide business unit of a major medical device company. In addition, she has significant experience as a co-founder of a successful medical device start-up. Her operational experience at both large and small medical device companies, combined with her first-hand experience gained from building ev3 from the ground up, provide the Board with valuable insights into strategy, marketing, sales, innovation, mergers and acquisitions and a variety of other medical device-related areas.

WILLIAM KOZY
CHAIR Age 72 Six years of service (since 2018)
William Kozy is the Chair of the Board of Directors of LivaNova. Mr. Kozy served as Interim Chief Executive Officer of the Company from April 2023 to February 2024. Prior to that, Mr. Kozy retired from Becton, Dickinson and Company, a global medical technology company, in 2016 where Mr. Kozy served as Executive Vice President and Chief Operating Officer from 2011 to 2016. At Becton Dickinson, he also served as a member of the corporate Leadership Team and in various executive roles since 1988, including head of BD Medical (2009 to 2011), President of the BD Biosciences segment (2006 to 2009), President of BD Diagnostics (2002 to 2006) and Senior Vice President of Company Operations (1998 to 2002). Mr. Kozy holds a B.A. from Kenyon College.

Committees: • None, as Chair of the Board Other Current Public Company Directorships: • Cooper Companies, Inc.
Director Skills and Qualifications:
•
Mr. Kozy has more than 40 years of experience with global medical device companies. Prior to serving as COO for Becton Dickinson, Mr. Kozy’s key business worldwide leadership roles included responsibility for the Biosciences, Diagnostic and Medical segments of Becton Dickinson. During his time at Becton Dickinson, he was responsible for all worldwide businesses of the company with leadership emphasis on profitable revenue growth and talent development. He also brings a depth of corporate leadership experience in the areas of innovation systems, operations, manufacturing and ERP implementation as well as his broad and relevant experience in global strategy, mergers and acquisitions, technology and product development.

VLADIMIR A. MAKATSARIA
CHIEF EXECUTIVE OFFICER Age 51 (since 2024)
Vladimir Makatsaria is Chief Executive Officer and Board Member of LivaNova. Building great teams and driving innovation and growth in the healthcare field has been Mr. Makatsaria’s focus throughout his entire career. Prior to LivaNova, he worked for 27 years at Johnson & Johnson (J&J), a multinational pharmaceutical and medical technologies corporation, in executive leadership roles, spanning various technologies and geographies. He most recently served as Company Group Chairman at J&J MedTech where he led Ethicon, a global leader in the surgical technologies market. Other executive positions throughout his J&J tenure include leading J&J China, J&J MedTech APAC, Ethicon EMEA, among others. He also served on Ethicon, DePuy and total MedTech global leadership teams. He served as Chairman of the Board of the Asia Pacific Medical Technology Association (APACMed) and as an Advisory Board Member to Singapore Management University. Mr. Makatsaria holds three degrees from the University of Minnesota: a bachelor’s degree in physiology, an MBA and a master’s in healthcare administration.

Committees: • None, as Chief Executive Officer
Director Skills and Qualifications:
•
Mr. Makatsaria has extensive experience in executive leadership roles within global medical device companies. He is an inquisitive leader with a variety of leadership experience, ranging from startups to managing a global 10-billion-dollar business. Mr. Makatsaria has considerable international experience and is credited as being a key component in establishing culture, talent and innovation expectations in his previous positions.

DR. SHARON O’KANE
INDEPENDENT Age 56 Nine years of service (since 2015)
Dr. Sharon O’Kane serves as a non-executive director and member of the Audit and Risk Committee of Health Products Regulatory Authority Board in Ireland and has a Visiting Professorship at Ulster University where she advises the Faculty of Life and Health Sciences. She has also served as an Entrepreneur in Residence at University College Dublin since 2015. She was an expert advisor to the Stevenage Bioscience Catalyst Facility at GlaxoSmithKline, a global healthcare company (2012 to 2019) and a Commercial Mentor to Queen’s University, Belfast (2016 to 2019). Previously, Dr. O’Kane served as Entrepreneur in Residence at the University of Manchester Intellectual Property Company UMIP (2009 to 2014). Dr. O’Kane co-founded and, from 1998 to 2010, was the Chief Scientific Officer, and a Director of Renovo Group Plc, a UK biotech company. Dr. O’Kane earned a Bachelor of Science(Honours) First Class in Biomedical Sciences from the University of Ulster from which she also earned a Ph.D. in Biomedical Sciences. She also earned a Diploma in Company Direction from the Institute of Directors.

Committees: • Nominating and Corporate Governance (Chair)
Director Skills and Qualifications:
•
Dr. O’Kane has extensive experience in healthcare, both in the academic and government realms and in research and development (R&D) capacities. She has served on the board of directors of several biotech and healthcare companies and organizations and has held numerous positions advising healthcare and biotech companies, governmental bodies and universities. Dr. O’Kane was also a co-founder, Chief Scientific Officer and executive director of Renovo Group Plc and was responsible for growing the university spin-out to a public company, and a non-executive director of Iomet Pharma Ltd. Dr. O’Kane received corporate director governance training at the Institute of Directors and Harvard Business School.

TODD SCHERMERHORN
INDEPENDENT Age 63 Four years of service (since 2020)
Todd Schermerhorn served as the Senior Vice President and Chief Financial Officer of C. R. Bard, Inc., a multinational developer, manufacturer and marketer of life-enhancing medical technologies, from 2003 until his retirement in 2012. Prior to that, he had been Vice President and Treasurer of C. R. Bard (1998 - 2003). From 1985 to 1998, Mr. Schermerhorn held various other management positions with C. R. Bard. Mr. Schermerhorn received a BS from the University of Lowell and an MBA from Babson College.

Committees:
•
Audit and Compliance (Chair)

Other Current Public Company Directorships:
•
The Travelers Companies, Inc.

Former Public Company Directorships During the Past Five Years:
•
The Spectranetics Corporation.

Director Skills and Qualifications:
•
Mr. Schermerhorn served as the Chief Financial Officer of a publicly traded company and has significant experience and expertise in management, accounting and business operations. Mr. Schermerhorn is also an audit committee financial expert.

BROOKE STORY
INDEPENDENT Age 52 Two years of service (since 2022)
Brooke Story served as the Worldwide President, Surgery at Becton, Dickinson and Company from July 2023 to March 2024 and Worldwide President, Integrated Diagnostics Solutions at Becton, Dickinson and Company from April 2021 to July 2023. Prior to that, Ms. Story spent 15 years at Medtronic, where she held a variety of roles in finance, sales and business unit leadership, culminating in her tenure as President, Pelvic Health and Gastric Therapies. Ms. Story began her career in sales at Johnson & Johnson and as a consultant for Accenture. Ms. Story holds a BS in industrial engineering from the University of Tennessee and an MBA from the University of Michigan.

Committees: • Nominating and Corporate Governance Former Public Company Directorships During the Past Five Years: • Sigilon Therapeutics
Director Skills and Qualifications:
•
Ms. Story has over 20 years of experience in the global medical technology industry. Throughout her career, she has excelled in helping large medical device corporations inspire teams, mentor and development talent and deliver economic value.

PETER WILVER
INDEPENDENT Age 64 Two years of service (since 2022)
Peter Wilver served as Senior Vice President and Chief Financial Officer of Thermo Fisher Scientific Inc., a leading provider of laboratory products and services, from November 2006 to July 2015 and as Executive Vice President and Chief Administrative Officer from August 2015 until his retirement in March 2017. He served as Vice President and Chief Financial Officer of Thermo Electron from 2004 to 2006 and as Thermo Electron’s Vice President, Financial Operations from 2000 to 2004. Before joining Thermo Electron, Mr. Wilver held financial leadership roles at Honeywell International, Grimes Aerospace Company and General Electric Company. Mr. Wilver holds a BS in Business Administration in Accounting from The Ohio State University and is a certified public accountant.

Committees:
•
Audit and Compliance; Compensation and Human Capital Management

Other Current Public Company Directorships:
•
Baxter International Inc. and Shoals Technologies Group, Inc.

Former Public Company Directorships During the Past Five Years:
•
CIRCOR International, Inc. and Evoqua Water Technologies Corp.

Director Skills and Qualifications:
•
Mr. Wilver served as the Chief Financial Officer of a publicly traded company and has significant experience and expertise in strategic planning and business development, as well as in leading the financial, accounting and investor functions of large, multinational manufacturing companies. Mr. Wilver is also an audit committee financial expert.

Director Compensation
Overview.   The CHCM Committee reviews the total compensation paid to the Company’s non-employee directors on an annual basis. The purpose of the review is to ensure that the level of compensation is appropriate to attract and retain a diverse group of directors with the breadth of experience necessary to perform the Board’s duties and to compensate LivaNova’s directors fairly for their services. The review includes the consideration of qualitative and comparative factors. To ensure directors are compensated relative to the scope of their responsibilities, the CHCM Committee considers the factors set out in the Company’s remuneration policy which govern payments to all directors, including non-executive directors. Some of the factors considered include: the time and effort involved in preparing for Board and committee meetings and the additional duties assumed by committee Chairs, the Chair of the Board (if a non-executive director) and the Lead Director (if the Chair of the Board is an executive director); the level of continuing education required to remain informed of broad corporate governance trends and material developments relevant to strategic initiatives within the Company; and the compensation paid to directors at a peer group of companies as determined by the CHCM Committee with advice from its independent compensation consultant.
2023 Director Compensation.
Non-employee directors who served on the Company’s Board received the following fees paid in cash for their service on the Board in 2023:
•
annual Board retainer fee of $110,000 ($185,000 for the Board Chair)

•
annual committee Chair fees:

◦
$20,000 (NCG Committee)

◦
$20,000 (CHCM Committee)

◦
$30,000 (AC Committee)

•
annual committee member fees (for members other than the committee Chairs):

◦
$8,000 (NCG Committee)

◦
$8,000 (CHCM Committee)

◦
$15,000 (AC Committee)

In 2023, each of the Company’s non-executive directors was also granted RSUs with a grant date fair market value of $130,000. These are service-based awards that vest after one year, subject to prorated vesting in the event of separation prior to the end of a director’s term.

Additionally, in 2023, upon the recommendation of the NCG Committee, the Board established the Lead Director role in light of Mr. Kozy’s assumption of the additional role of Interim CEO. Based on the increased responsibilities and time commitment assumed by the Lead Director, and on the advice of Pearl Meyer, the CHCM Committee recommended, and the Board approved, an annual retainer for the Lead Director role of $30,000. The CHCM Committee did not recommend any additional changes to the compensation of the non-executive directors in 2023. During the period of his employment as Interim CEO, Mr. Kozy was deemed to waive any entitlement to director fees and awards that he would otherwise have received in his capacity as a non-executive director and Chair of the Board.
The following table sets forth a summary of the compensation due to the non-employee directors in the year ended December 31, 2023:
Name(1)	Fees Earned in Cash ($)	Stock Awards ($)(2)	Total ($)
J. Christopher Barry	29,552	88,329	117,881
Francesco Bianchi	133,000	130,000	263,000
Stacy Enxing Seng	130,000	130,000	260,000
Daniel Moore	118,000	130,000	248,000
Dr. Sharon O’Kane(3)	151,429	130,000	281,429
Andrea Saia(4)	133,000	130,000	263,000
Todd Schermerhorn	140,000	130,000	270,000
Brooke Story	118,000	130,000	248,000
Peter Wilver	133,000	130,000	263,000

(1)
Mr. Kozy is not included in this table as he was an employee of the company for a portion of fiscal 2023. See “Compensation Discussion & Analysis — Compensation Tables — Summary Compensation Table” for information about the compensation earned by Mr. Kozy in fiscal 2023 in his capacity as both a non-employee director and Interim Chief Executive Officer of the Company.

(2)
Amounts reflect the full grant date fair value of RSUs granted in 2023 computed in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the named individual. The Company provides information regarding the assumptions used to calculate the value of all stock awards and option awards made to its directors in “Note 15. Stock-Based Incentive Plans” in the Company’s US Annual Report on Form 10-K for the year ended December 31, 2023. The RSUs shown in the table will generally vest on the earlier of (i) the anniversary of the grant date and (ii) the date of a Change in Control (as defined in the relevant RSU agreement). As of December 31, 2023, all RSU awards reflected in the column were unvested. The stock award values shown above correspond to 2,680 RSUs, except for Mr. Barry, who received a pro-rated grant award of 1,709 RSUs in connection with his appointment to the Board on October 6, 2023.

(3)
Dr. O’Kane served for a portion of fiscal 2023 as Lead Director.

(4)
Ms. Saia retired from the Board, effective December 31, 2023.

2024 Director Compensation.   In February 2024, based on benchmarking data and upon the advice of its independent compensation consultant, Pearl Meyer, the CHCM Committee recommended to the Board an increase of $50,000 to the grant value of the annual service-based share awards for non-employee directors (to $180,000 for non-employee directors other than the Chair of the Board, and to $255,000 for the Chair) and a corresponding $50,000 decrease in the non-employee director cash retainer (to $60,000 for non-employee directors other than the Chair of the Board, and to $135,000 for the Chair of the Board). In February 2024, the Board approved these changes, to take effect at the 2024 AGM. No other changes were made to director compensation in 2024.

EXECUTIVE OFFICERS
Name	Age	Position
Vladimir Makatsaria	51	Chief Executive Officer
Alex Shvartsburg	54	Chief Financial Officer
Michael Hutchinson	53	Senior Vice President, Chief Legal Officer and Corporate Secretary
Trui Hebbelinck	52	Chief Human Resources Officer
Stephanie Bolton	42	President, Global Epilepsy
Vladimir Makatsaria’s biographical information is set forth under “Director Nominees.”
Alex Shvartsburg joined LivaNova in September 2017 as Vice President, Finance, Strategy & Innovation (September 2017 to January 2020) and then became Vice President, Corporate Finance & Chief Financial Officer, International Markets (January 2020 to November 2020). He assumed the role of Interim Chief Financial Officer in November 2020 and became CFO in July 2021. Prior to joining the Company, Mr. Shvartsburg was Chief Financial Officer/Chief Operating Officer of Caligor Coghlan Pharma Services (f/k/a CaligorRx), a global provider of clinical supply services (June 2016 to September 2017); Vice President, Finance Genetic Science Division at Thermo Fisher Scientific (January 2014 to June 2016); and Sr. Finance Director, Mergers & Acquisitions with Life Technologies (June 2012 to January 2014). Over the course of twenty years, Mr. Shvartsburg held positions of increasing responsibility in finance with Johnson & Johnson. Mr. Shvartsburg holds a BS in Accounting from Drexel University — College of Business and Administration and an MBA from La Salle University.
Michael Hutchinson joined LivaNova in November 2022 as Senior Vice President, Chief Legal Officer and Company Secretary. He is responsible for the global legal, compliance and corporate governance functions of the Company. Mr. Hutchinson has more than 20 years of experience as an attorney, advisor, and business leader, including more than a decade of leadership and management experience with life science companies such as Stryker Corporation and Varian Medical Solutions. He has successfully and efficiently managed a broad range of legal and business issues, including complex litigation, ESG matters, and government investigations. Mr. Hutchinson’s experience also includes leading and advising on more than 80 acquisitions and integrations. Prior to his role at LivaNova, from March 2022 to November 2022, Mr. Hutchinson served as Senior Vice President, Chief Legal Officer and Corporate Secretary at ByHeart, Inc., a clinical research based infant nutrition company. Mr. Hutchinson served as Senior Vice President, General Counsel at Varian Medical Systems, a Siemens Healthineers Company, from April 2021 to March 2022 and from June 2020 to April 2021, Senior Vice President, Chief Legal Officer and Corporate Secretary, at Varian Medical Systems, a publicly traded medical technology company that was acquired by Siemens Healthineers in April 2021. Prior to joining Varian Medical Systems, Inc., Mr. Hutchinson spent 12 years with Stryker Corporation, a multinational medical technologies company, where he served as Vice President and Advisor to the Chairman and CEO from March 2019 to May 2020 and Vice President, Chief Legal Officer, Corporate Secretary and General Counsel, from September 2013 to March 2019 and other roles of increasing responsibility, including Deputy General Counsel and Chief Legal Counsel at Orthopaedics Group between 2008 and 2013. Mr. Hutchinson holds a J.D. degree from The George Washington University Law School and a B.A. degree from Clark University.
Trui Hebbelinck joined LivaNova in March 2019 as the Company’s Chief Human Resources Officer and oversees global human resources. Prior to joining LivaNova, Ms. Hebbelinck had progressive HR Business Partner and Talent specialist roles during her 15-year tenure at General Electric, including ten years at GE Healthcare. Her experience also includes five years of VP HR Operational and VP HR Trading & Supply experience at Shell and for four years she was an HR Director in a private hospital. During that time she was a member of the advisory board of the minister of Health. Ms. Hebbelinck earned a Master of Science in Psychology from Ghent University and a post-graduate degree in Business Management & Administration from the University of Leuven.
Stephanie Bolton is the President, Global Epilepsy at LivaNova, a position she assumed in May 2023. She joined Cyberonics, Inc., one of LivaNova’s two legacy companies, in April 2011 as a Senior Territory Manager, Epilepsy (March 2011 to April 2014) and, over her tenure at LivaNova, assumed several senior, sales leadership positions. After serving as a Senior Territory Manager, she took on the role of Country Manager, UK and

Ireland (April 2014 to September 2016), UKI Vice President (September 2016 to February 2018) and North Europe Vice President (February 2018 to October 2019). In October 2019, Ms. Bolton was appointed President, Europe (October 2019 to February 2021) and later became the President of LivaNova’s International Region (February 2021 to May 2023) before she assumed her current role as President, Global Epilepsy, pursuant to which she is responsible for creating, communicating, and implementing the organizations vision, mission and overall direction.by leading all business operational functions as it relates to the global epilepsy business. Prior to joining LivaNova, Ms. Bolton spent over a decade working at various pharmaceutical companies including Sankyo Pharma, Otsuka Pharmaceuticals, and UCB Pharma, holding positions of increasing responsibility in the sales and product space. Ms. Bolton currently serves as the Vice Chair for the Association of British HealthTech Industries. Ms. Bolton graduated with Honors from Coventry University with a Bachelor of Science degree in physiology.

Executive Compensation
Compensation Discussion & Analysis
This Compensation Discussion and Analysis (“CD&A”) describes LivaNova’s executive compensation programs for the Company’s Named Executive Officers (“NEOs”) and the oversight exercised by the CHCM Committee in setting executive compensation for the year ended December 31, 2023. This CD&A supplements and should be read together with the compensation tables and related disclosure following this CD&A.
Named Executive Officers
LivaNova’s NEOs for the year ended December 31, 2023 are:
•
William Kozy, Former Interim Chief Executive Officer(1);

•
Damien McDonald, Former Chief Executive Officer(2);

•
Alex Shvartsburg, Chief Financial Officer;

•
Marco Dolci, Former President, Cardiopulmonary Business Unit(3);

•
Michael Hutchinson, Senior Vice President, Chief Legal Officer and Company Secretary; and

•
Trui Hebbelinck, Chief Human Resources Officer.

(1)
Mr. Kozy served as Interim Chief Executive Officer from April 14, 2023, until March 1, 2024.

(2)
Mr. McDonald served as Chief Executive Officer until April 14, 2023.

(3)
Mr. Dolci served as President, Cardiopulmonary Business Unit in 2023 and retired from the Company on December 31, 2023.

CD&A Executive Summary
Review of 2023 Performance
In 2023, worldwide revenue was $1.15 billion, an increase of 13% on both a reported and constant-currency basis, as compared to the prior year.
For the full year, Cardiopulmonary revenue increased 18% on both a reported and constant-currency basis versus 2022, with growth across all regions, driven by increased heart-lung machine sales, including Essenz installations and strong oxygenator demand.
For the full year, Neuromodulation revenue increased 9% on both a reported and constant-currency basis versus 2022, with growth across all regions, including new and replacement implants in the US region. For the full year, global Epilepsy revenue increased 10% on a constant currency basis. Notably, US Epilepsy achieved 3,300 new patient implants in the full year, representing 7% growth versus the prior year. Replacement implants reached 7,608 for the full year, also a 7% increase. Epilepsy revenue in Europe and the Rest of World grew 10% versus the prior year on a constant currency basis.
For the full year, ACS revenue increased 3% on both a reported and constant-currency basis versus 2022, driven by an increase in case volumes. As previously announced, the ACS standalone cannulae business moved to the CP portfolio in the first quarter of 2024, and the wind down of the ACS segment is anticipated to be substantially complete by the end of 2024.
LivaNova delivered strong performance despite the previously disclosed cybersecurity incident that occurred in November 2023. Importantly, the Company was pleased with its ability to bring its manufacturing operations and critical support functions fully back online in a relatively short amount of time.
•
In addition to the above 2023 financial results, management achieved a number of strategic milestones over the past year:

•
In February 2023, having received approval for its PMA supplement from the FDA, the Company launched SenTiva DUO™, an implantable pulse generator with a dual-pin header to provide VNS Therapy for the treatment of drug-resistant epilepsy.

•
Also, in February 2023, the Company announced the start of a limited commercial release for the Essenz Perfusion System in select centers throughout Europe.

•
In March 2023, the Company received FDA 510(k) clearance for its Essenz HLM, and with FDA clearance, LivaNova initiated the commercial launch of Essenz in the US. Additionally, the Company initiated a broad commercial release in Europe, following a successful limited commercial release.

•
In June 2023, the Company announced the 150th bipolar depression patient had been randomized in the RECOVER clinical study. The trial, if successful, will be used to support a peer-reviewed article and reconsideration of reimbursement for VNS Therapy by CMS for the treatment of depression that is difficult to treat.

•
In August 2023, the Company received FDA 510(k) clearance and CE Mark for its Essenz ILBM, which provides accurate and continuous measurement of essential blood parameters to perfusionists throughout CPB procedures. The ILBM is integrated into LivaNova’s next-generation CPB platform, the Essenz Perfusion System.

Organizational Changes
Resignation of Former CEO
On April 14, 2023, the Company announced that Damien McDonald resigned as Chief Executive Officer of the Company and as a member of the Company’s Board. Pursuant to a settlement agreement dated April 14, 2023, the Company elected to bring Mr. McDonald’s 12-month notice period to an end such that his employment with the Company ceased on May 31, 2023. Mr. McDonald received a notice payment of £1,062,138.55 in accordance with the terms of his previously disclosed service agreement, representing the 12-month value of Mr. McDonald’s salary and certain cash benefits during what would have been his notice period. On May 31, 2023, all unvested equity awards held by Mr. McDonald were forfeited.
Interim CEO Employment Agreement
On April 14, 2023, the Company announced that William Kozy, Chair of the Company’s Board, had been appointed Interim Chief Executive Officer. On April 19, 2023, the Company entered into an offer letter with Mr. Kozy which set forth the terms and conditions of his employment as Interim Chief Executive Officer and which was reviewed and approved by the CHCM Committee, as advised by its independent compensation consultant, Pearl Meyer.
Mr. Kozy’s offer letter provided for an annual base salary of $975,000 and eligibility for an annual performance bonus, with each year’s annual bonus having a target of 110% of Mr. Kozy’s base salary, pro-rated and payable based on the number of days Mr. Kozy was employed during 2023 and 2024 based on the Company’s actual full year performance and relative to the established metrics as described below.
Additionally, in connection with his appointment as Interim Chief Executive Officer, Mr. Kozy was granted a one-time award of time-based restricted stock units with a grant date fair value of $500,000 on June 15, 2023, which award vested on October 14, 2023, the six-month anniversary of his start date. In connection with the extension of his term as Interim Chief Executive Officer and consistent with the provisions of his offer letter, on October 19, 2023, the CHCM Committee determined to grant Mr. Kozy an additional one-time award of time-based restricted stock units with a grant date fair value of $750,000, effective as of December 15, 2023, in accordance with the Company’s next predetermined equity grant date, which vested upon the commencement of Mr. Makatsaria’s employment as Chief Executive Officer on March 1, 2024.
Appointment of New CEO/Compensation Package
Following an extensive candidate search and interview process, LivaNova’s Board appointed Mr. Makatsaria as the Company’s Chief Executive Officer effective March 1, 2024.
On February 2, 2024, the Company entered into an employment letter agreement (the “Employment Agreement”) with Mr. Makatsaria. The Employment Agreement, which was reviewed and approved by the CHCM Committee, as advised by Pearl Meyer, provides for an initial annualized base salary of $930,000 with a target annual bonus equal to 110% of base salary (pro-rated for 2024). In addition, Mr. Makatsaria is entitled to receive (i) long-term equity incentive awards for the Company’s regular 2024 annual grant cycle with a target grant-date value of $5,350,000, in the form of PSUs for 50% of the total value with a three-year cliff vesting, and RSUs for 25%, and SARs for 25%, both vesting in equal installments over a four year period, (ii) special inducement equity grants with an aggregate grant-date value of $1,500,000, vesting in equal annual installments over four years, (iii) a sign-on cash bonus of $200,000 and (iv) certain relocation benefits to assist with his relocation from New York City to Houston, Texas. The Employment Agreement also provides for certain severance benefits in the event of Mr. Makatsaria’s involuntary termination without cause or termination for good reason.
Other Changes
On December 31, 2023, Mr. Dolci who served as President, Cardiopulmonary Business Unit retired from the Company.
2023 — Compensation at Risk
The Company’s focus on pay for performance is embedded in its compensation programs described more fully in this CD&A. A majority of the compensation paid to the Company’s NEOs is at risk as reflected in the following graph, which shows the relative weighting of target pay for the Company’s NEOs as a group for 2023. The target pay mix does not include compensation for the former CEO or Interim CEO in 2023.
Given the expected temporary nature of Mr. Kozy’s role as Interim CEO, the CHCM Committee determined to structure his compensation to include base salary, a Short-Term Incentive bonus and two six-month time-vested RSU grants — see Interim CEO Employment Agreement.
2023 Short-Term and Long-Term Incentive Payouts
2023 Short-Term Incentive Plan	2021-2023 rTSR PSUs(1)
137.5% of target Reflects performance against a set of financial and non-financial objectives	115% of target Reflects 59th percentile

(1)
In 2021, in addition to the PSUs awarded based on relative Total Shareholder Return (“rTSR”), LivaNova granted PSUs based on Adjusted Free Cash Flow and Return on Invested Capital (“ROIC”). Given the uncertainty due to the pandemic, these PSUs had a one-year performance period and required two additional years of service in order to vest.

Further details regarding these plans, the bonuses paid to LivaNova’s NEOs, and the elements of the Company’s pay-for-performance compensation program are described more fully later in this CD&A.
Executive Compensation Pay Practices
LivaNova’s market-competitive executive compensation program is designed to attract and retain executives who perform at a high level and contribute to the success of the Company. It also provides strong financial incentives for the NEOs to increase shareholder value. To accomplish these objectives, the Company typically pays its NEOs: a base salary in cash; a bonus in cash based on relevant achievement of the Short-Term Incentive Plan (“STIP”) metrics; equity grants in the form of service-based awards and performance-based awards; and other employment benefits. All of these items are more fully described in this CD&A and in the narrative and tables below.
The following table sets out what LivaNova does and what LivaNova does not do in its executive compensation program to drive results for its shareholders:
What LivaNova DOES:	What LivaNova DOES NOT DO:
Target NEO pay within a competitive range of the market median to attract, motivate, and retain talented executive officers with the skills and experience to ensure its long-term success	Pay excise tax gross-ups
Use multiple pay elements that work together to reward performance and retain talent, while maintaining alignment with shareholder interests	Reprice stock options or award discounted stock option grants
Use multiple, balanced performance measures to determine compensation awards	Allow its officers or directors to pledge Company securities
Balance the components of compensation so that short-term (annual) and long-term (multi-year) performance objectives are recognized because its success depends on its executive officers being focused on critical strategic and operational objectives, both in the short-term and long-term	Allow hedging transactions for any type of Company security, including without limitation puts, calls, equity swaps, collars, exchange funds, prepaid variable forwards or other financial instruments or derivative securities
Pay a substantial portion of each NEO’s compensation as variable pay contingent upon the achievement of its business objectives
Require NEOs to have a meaningful ownership interest in the Company with stock ownership requirements
Vest equity awards over time to promote retention and mitigate risk
Retain the ability to recoup awards in specified situations through its LivaNova Compensation Recoupment Policy and Incentive Clawback Policy
Engage an independent Compensation Consultant to advise the CHCM Committee
Include maximum payout caps on LivaNova’s Short-Term Incentive and Performance Stock Units (“PSUs”) payouts
Grant equity awards with a double trigger acceleration feature upon a Change in Control for awards starting in 2023

Role of the Compensation and Human Capital Management Committee
The CHCM Committee determines LivaNova’s compensation philosophy and program design and is the decision-making body on all matters relating to the compensation paid to the Company’s NEOs. The CHCM Committee has the sole authority to retain and terminate a compensation consultant to assist with its responsibilities as well as the sole authority to approve the compensation consultant’s fees, which the Company pays. For more information about the CHCM Committee, its members and its duties as set forth in its charter, please refer to the section entitled “Corporate Governance” beginning on page 5 of this proxy statement.
Consideration of Prior Year’s Say on Pay Vote
At the 2023 AGM, LivaNova’s “Say on Pay” proposal regarding NEO compensation garnered shareholder support of 96% of the votes cast. As a UK Public Limited Company, LivaNova includes in the Company’s UK Annual Report a directors’ remuneration report, which is subject to a shareholders’ advisory vote. In 2023, the advisory vote on the UK directors’ remuneration report regarding executive and non-executive director remuneration also showed strong support with 96% approval of the votes cast. Each of these proposals is voted on annually. As a result of the positive say-on-pay vote and support for the UK directors’ remuneration report, the CHCM Committee concluded that the Company’s executive compensation programs are performing as intended and therefore determined not to make any significant changes to the core structure of the programs.
In addition, LivaNova has a remuneration policy that, as required by the Companies Act, is approved by the company shareholders. LivaNova’s CHCM Committee considers its remuneration policy annually to ensure that it remains aligned with business needs and is appropriately positioned relative to the market. In the absence of exceptional unexpected circumstances requiring a change to that policy, however, there is no intention to change the policy, and LivaNova has not revised the policy more frequently than every three years as required by the Companies Act. The remuneration policy applies to LivaNova’s directors, including the Company’s CEO, who is also the Company’s sole executive director. The remuneration policy received the support of 98% of the votes cast in 2022.
Role of the Compensation Consultant
For 2023, the CHCM Committee directly engaged an independent compensation consultant, Pearl Meyer, to advise on competitive pay practices, recommend a peer group for compensation purposes, provide market data, and assist the CHCM Committee in the analysis of that data and attend all regular meetings of the CHCM Committee. During 2023, Pearl Meyer did not perform any services for the Company or any of its executive officers or other employees. Based on these factors, the CHCM Committee’s evaluation of Pearl Meyer’s independence pursuant to the requirements approved and adopted by the SEC and Nasdaq, and information provided by Pearl Meyer, the CHCM Committee determined that the work performed by Pearl Meyer did not raise any conflicts of interest.
Role of the CEO
LivaNova’s CHCM Committee works with the Company’s executive management, including its CEO, to oversee its executive compensation program. LivaNova’s CEO plays a key role in the process as it relates to executive officers other than himself. For the NEOs other than himself, the Company’s CEO:
•
Recommends performance objectives for LivaNova’s annual STIP;

•
Recommends adjustments to annual base salaries and target amounts under LivaNova’s STIP;

•
Recommends equity incentive awards under LivaNova’s long-term incentive plan (“LTIP”);

•
Prepares an evaluation of each executive officer; and

•
Prepares an analysis of performance objective achievements and recommends annual bonus amounts.

Executive Compensation Philosophy
The CHCM Committee has structured the Company’s executive compensation program to incentivize the Company’s NEOs to perform at the highest level, take appropriate risks and drive shareholder return in the short- and long-term. LivaNova determines the compensation strategy for its NEOs and oversee its operation to ensure its goals of shareholder alignment, rewarding appropriate performance and competitive pay are achieved.
LivaNova’s executive compensation program aims to (1) ensure that the Company recruits and retains the key executive officers responsible for its success and (2) align the interests of its executive officers, including the Company’s NEOs, with shareholders. To achieve these ends, the CHCM Committee’s executive compensation decisions are based on the following principal objectives:
•
Providing a competitive compensation package that attracts, motivates and retains talented executive officers with the skills and experience to ensure the Company’s long-term success and enhance shareholder value.   LivaNova utilizes multiple pay and reward vehicles that work together to achieve the Company’s overall compensation objectives. These vehicles are intended to deliver a competitive package to each of LivaNova’s executive officers that is focused on rewarding performance and retaining talent, while maintaining alignment with shareholder interests.

•
Ensuring a meaningful link between LivaNova’s operational performance, shareholder interests, and corporate governance and the total compensation received by the Company’s executive officers.   A substantial portion of each executive officer’s compensation is based on the collective performance of LivaNova’s management team, as measured by the achievement of specific, key company objectives. The emphasis on overall performance is designed to focus its executive officers, working as a team, on a common purpose, using shared performance standards aligned with shareholder interests and the highest levels of integrity, teamwork, and ethical standards within the Company.

•
Balancing the components of compensation so that both short-term (annual) and long-term (multi-year) performance objectives are recognized.   LivaNova’s success depends on the Company’s executive officers being focused on the critical strategic and tactical objectives, both short-term and long-term, that lead to the Company’s success. The components of LivaNova’s compensation package, coupled with the performance objectives, align the Company’s executive compensation with its business objectives. The design of the program, the selected performance objectives, and the timing of awards and payouts are all intended to drive business performance and increase shareholder returns.

•
Considering the US pay level and structure as the core reference for LivaNova’s compensation programs.   Given the talent market in which LivaNova’s compete and consistent with the Company’s compensation peer group, LivaNova uses US pay levels and structures as its core reference to establish competitive compensation levels for the Company’s executive officers. As a result of the multinational nature of the Company and its operations, LivaNova also considers compensation and benefit trends and practices of the countries where the Company hires its executive officers.

How LivaNova Establishes Executive Compensation Levels
In making executive compensation determinations, the CHCM Committee relies on several factors to set compensation elements and compensation targets consistent with LivaNova’s executive compensation program objectives. These factors include:
•
Assessment of Company Performance.   The CHCM Committee establishes specific, objectively measurable company financial and non-financial performance goals that the Board, the CHCM Committee and management believe will drive shareholder value. The relative achievement of the performance objectives determines substantially all of the pay-outs under the STIP and the performance-based equity incentive awards portion under the LTIP.

•
Assessment of Individual Performance.   Individual performance is a key consideration in LivaNova’s compensation decisions.

◦
CEO.   The CHCM Committee meets with the Company’s CEO at the end of each fiscal year to agree on the CEO’s performance objectives for the next year. Thereafter, the CHCM Committee and the Chair of the Board or the Lead Director (if the Chair of the Board is an executive director) meet in executive session to assess the CEO’s performance against their objectives, their degree of contribution to LivaNova’s performance, their ethics and integrity, and other leadership attributes.

◦
Other NEOs.   For all other NEOs, the CHCM Committee receives performance assessments and compensation recommendations from the CEO and also exercises its judgment based on the Board’s interactions with the individuals. As with the CEO, an executive officer’s performance assessment is based on individual achievements and contributions, contribution to Company performance, ethics and integrity, and other leadership accomplishments.

•
Benchmarking Analysis.   The CHCM Committee reviews peer group data based on benchmark analysis provided by its independent compensation consultant, Pearl Meyer, who compares individual pay to comparable roles among LivaNova’s peer group. To perform the benchmark analysis, Pearl Meyer uses data from a pre-established peer group selected by the CHCM Committee, as well as compensation survey data that reflects companies of comparable size and industry where available, collectively referred to as “market data”. Companies included in the peer group are in the healthcare industry and have revenues between $350 million and $2 billion, market capitalization between $750 million and $12 billion and number of employees between 900 and 9,000 people.

The peer group used to benchmark executive compensation for the year ended December 31, 2023 remained unchanged compared to the prior year and consisted of the following companies selected by the CHCM Committee based upon the recommendation of its independent compensation consultant, Pearl Meyer:
• Abiomed, Inc.(1)	• Integra LifeSciences Holdings Corporation
• Avanos Medical, Inc.	• Masimo Corporation
• CONMED Corporation	• Merit Medical Systems, Inc.
• Globus Medical, Inc.	• Nevro Corp.
• Haemonetics Corporation	• NuVasive, Inc.
• ICU Medical, Inc.	• Penumbra, Inc.
• Integer Holdings, Corporation	• Tandem Diabetics Care, Inc.
In addition, in setting NEO pay, the CHCM Committee considers individual and Company performance, as well as internal pay equity.
•
Overall Competitiveness.   The CHCM Committee uses aggregated market data as a reference point to ensure that executive compensation falls within the broad middle range of comparable pay at peer companies with which the Company competes for talent.

•
UK Remuneration Policy.   For LivaNova’s CEO, Mr. Makatsaria who is also a director, the CHCM Committee must also ensure that any compensation plan it approves for him is consistent with the Company’s shareholder-approved UK remuneration policy. Under English company law, LivaNova is obliged to adopt a remuneration policy for the Company’s directors, including its CEO, who is also a director. Under LivaNova’s shareholder-approved remuneration policy, the Company’s CEO’s maximum short-term incentive opportunity cannot exceed 200% of his base salary. In the case of a calculated payment higher than 200%, the CHCM Committee would affirmatively act to reduce the award to not exceed 200% of his base salary in compliance with the UK remuneration policy.

Elements of Compensation
Base Salary
Purpose:   Attract and retain NEOs; compensate for individual performance
Key Features:
•
In general, fixed annually following the CHCM Committee’s compensation review in the first fiscal quarter;

•
Measured against market data;

(1)
While Abiomed was acquired by Johnson & Johnson in 2022, the CHCM Committee considered such compensation data to still be relevant; accordingly, such data was included in the benchmark exercise for 2023.

•
Serves as the baseline from which short-term incentives are calculated; and

•
Each of LivaNova’s currently employed NEOs is party to an employment agreement that provides for a specified base salary.

The annual base salaries of LivaNova’s NEOs are an important part of their total compensation package and are intended to reflect their respective positions, duties, and responsibilities. Base salaries assist in attracting and retaining the NEOs, as well as helping balance the incentive portions of the compensation program to provide stability and reduce the incentive for excessive risk-taking.
In establishing base salaries, the CHCM Committee considers the following factors:
•
Responsibilities, including any recent changes in those responsibilities;

•
Marketing data;

•
Individual performance during the recently completed financial year and potential future contribution;

•
Level of expertise and experience of the NEO;

•
Strategic importance of the NEO’s position; and

•
Internal pay equity among positions.

With respect to Mr. Kozy, the CHCM Committee approved his base salary as Interim CEO upon the recommendation of Pearl Meyer.
With respect to Mr. Shvartsburg, on December 14, 2022, the CHCM Committee determined to increase his base salary from £360,000 to £430,000, effective January 1, 2023. This salary increase encompassed both a 2023 merit increase as well as a market calibration adjustment as Chief Financial Officer. On July 19, 2023, the CHCM Committee approved Mr. Shvartsburg’ s relocation to the United States and made an administrative adjustment to his salary, targeting the US market median of $553,000, which became effective upon his relocation on November 1, 2023.
On February 20, 2023, the CHCM Committee approved the base salaries of LivaNova’s then employed NEOs effective as of April 1, 2023. For Mr. McDonald, the CHCM Committee decided not to provide any increase, while for all the NEOs employed at that time, other than Mr. Shvartsburg, who received his adjustment in December as mentioned previously, the CHCM Committee granted merit increases between 3.50% and 4.25% in line with market merit percentages.
The Company pays its NEOs in local currency. The change in base salary shown in US dollars in the table below reflects both the base salary increases referenced above, as well as the change in the exchange rate used for 2023 relative to the exchange rate used for 2022.
	Currency	Base Salary as of Dec 31, 2023 (local currency)	Currency	Base Salary as of Dec 31, 2022 (local currency)	Change	Base Salary as of Dec 31, 2023 (USD)(1)	Base Salary as of Dec 31, 2022 (USD)(1)
William Kozy	USD	975,000	USD	—	NA	975,000	NA
Damien McDonald	GBP	791,117	GBP	791,117	—	983,398	974,545
Alex Shvartsburg	USD	553,000	GBP	360,000	NA	553,000	443,470
Marco Dolci	EUR	533,025	EUR	515,000	+3.5%	576,328	541,255
Michael Hutchinson	USD	509,600	USD	490,000	+4.0%	509,600	490,000
Trui Hebbelinck	GBP	322,132	GBP	309,000	+4.25%	400,426	380,645

(1)
For non-USD salary amounts in 2023, LivaNova used an exchange rate of $1.24305 per British Pound and an exchange rate of $1.08124 per Euro. For non-USD salary amounts in 2022, LivaNova used an exchange rate of $1.23186 per British Pound and an exchange rate of $1.05098 per Euro, consistent with the rates used in the proxy material for the 2022 AGM. These exchange rates reflect the applicable period average published rate from the Company’s BOPC Accounting System between January 1 and December 31 of the respective calendar year. The BOPC Accounting System uses Bloomberg as a source to obtain exchange rates.

Short-Term Incentives: 2023 Short-Term Incentive Plan (the “2023 STIP”)
Purpose:   LivaNova’s STIP provides incentives that compensate the Company’s executive officers for achieving certain short-term objectives intended to enhance shareholder value. In addition, the STIP is designed to aid in attracting highly qualified executive officers, and to promote their retention.
In particular, the STIP provides formulaic incentives to achieve or exceed a predetermined set of financial objectives, with the final payout for LivaNova’s NEOs modified on the basis of the achievement of non-financial goals.
In establishing the target STIP percentages, the CHCM Committee considers the following factors:
•
Responsibilities, including any recent changes in those responsibilities;

•
Market data;

•
Level of expertise and experience of the NEO;

•
Strategic importance of the NEO’s position; and

•
Internal pay equity among positions.

The financial objectives established by the CHCM Committee for the 2023 STIP were Net Sales and Adjusted Net Income. For purposes of the 2023 STIP:
•
“Net Sales” is defined as LivaNova’s net sales for 2023 at budgeted currency exchange rates adjusting for the effects of from any acquisitions and divestitures in 2023.

•
“Adjusted Net Income” is defined as net income at reported currency exchange rates, after adjustments for the effects of acquisitions, divestitures, restructuring, integration, product remediation, purchase price allocation and intangible amortization, significant litigation, equity compensation, significant non-cash adjustments and other infrequent, unusual, or non-recurring items not incurred in the ordinary course of business.

The CHCM Committee established the STIP financial targets after an analysis of market conditions, financial projections, and strategic goals.
•
After considering the achievement of the financial objectives under the STIP, final payouts for LivaNova’s NEOs eligible to participate in the plan are subject to a modifier (±25%) based on non-financial objectives. For the 2023 STIP, the following non-financial objectives were combined to create a payout modifier:

◦
Difficult-to-Treat Depression (DTD) and Obstructive Sleep Apnea (OSA): Clinical Study project milestones;

◦
Epilepsy: Product Development and Regulatory objectives related to key milestones for new product development as well as a commercial objective related to key milestone for new patient implants;

◦
ACS and CP: Product Development and Regulatory objectives related to key milestones for new product development; and

◦
Capability objectives related to the implementation of a new financial system.

In 2023, the CHCM Committee set a number of non-financial goals with respect to the 2023 STIP that were deemed to be challenging yet individually achievable, with the maximum scoring for each independent goal set at 100%. Given its determination that achievement of all of the non-financial goals in the year would be especially difficult and the maximum 100% scoring for each goal, the CHCM Committee set up the modifier to allow for positive modification in the event most but not all non-financial goals were achieved, up to positive modification of 25% in the event all goals were achieved. Similarly, if most non-financial goals were not achieved, the CHCM Committee designed the 2023 STIP to allow for a downward adjustment with respect to the non-financial goals, capped at 25%. Further, the Non-Financial Goals Modifier can be capped at 100% if the Adjusted Net Income target is not achieved.

Key Features:
•
Annual cash-based bonus plan expressed as a target percentage of the NEO’s weighted average base salary conditioned on achievement of certain financials and non-financial metrics, per the following formulas.

For all of LivaNova’s eligible NEOs, the calculation is based on the following formula:
Where BPF stands for Business Performance Factor (“BPF”), a formulaic calculation based on financial and non-financial objectives. The BPF is calculated as follows:
Where FPF stands for Financial Performance Factor (“FPF”) and is calculated based on the above-described financial metrics per the following formula, and NFG Modifier stands for Non-Financial Goals Modifier and is the above-described modifier based on Non-Financial Objectives.
*
The Non-Financial Goals Modifier is subject to a forecast accuracy assessment mechanism and can be capped at 100% if the Adjusted Net Income target is not achieved.

**
Linear interpolation is used to calculate payouts for achievements between the levels indicated in the above table.

As a result of their departures from the Company, Messrs. McDonald and Dolci were not eligible to receive a payout under the 2023 STIP. The table below shows the minimum, target, and maximum short-term incentive payment under the 2023 STIP for each of the remaining NEOs:
Name	2023 STIP Minimum (Percentage of Base Salary)	2023 STIP Target (Percentage of Base Salary)	2023 STIP Maximum (Percentage of Base Salary)(1)
William Kozy	0%	110%	200.0%
Alex Shvartsburg	0%	65%	121.9%
Michael Hutchinson	0%	65%	121.9%
Trui Hebbelinck	0%	65%	121.9%

(1)
These percentages represent 181.82% of the target bonus opportunity for Mr. Kozy and 187.5% of the target bonus opportunity for the other NEOs.

2023 Short-Term Incentive Plan Pay-out
Bonuses are based on performance over the calendar year, which is also LivaNova’s financial year, and are generally paid in April of the following year after completion of the audit of the Company’s annual financial statements. The Company’s performance in 2023, as defined by the 2023 STIP, was as follows:
Financial Objectives:
	Weight (%)	Target ($M)	Achievement ($M)	Achievement (%)	Financial Payout (%)
Net Sales	60	1,113.7	1,215.4	109.1	145.65%
Adjusted Net Income	40	138.1	152.0	110.1	125.16%
				FPF	137.5%
Non-Financial Objectives:
Performance against LivaNova’s 2023 non-financial goals is summarized in the table below and yielded 70% achievement. Due to the “stretch” nature of these goals, this resulted in a preliminary +10% modification to financial funding for the Company’s STIP payout.
Business Area	Description	Achievement	Achievement description	Weight (%)	Achievement (%)(1)
DTD	500th Unipolar (UP) patient randomized into the study by target date, completing recruitment for UP cohort	Achieved	500th Unipolar patient randomized into the study by target date	15%	15%
	First interim analysis initiated for Bipolar cohort in the RECOVER study upon randomizing target number of bipolar patients by target date	Achieved	Target number of bipolar Patients achieved on June 13, 2023.	10%	10%
OSA	Target number of randomized patients by target date and program assessment completion by target date	Not Achieved	Target number of patients not achieved by the target date and program assessment completed	10%	0%
Epilepsy	Target% of New Patient Implants (“NPIs”) growth year over year	Not Achieved	Achieved high single digit NPI year-over-year growth, slightly behind target%	20%	0%
	Two key milestones in Regulatory and R&D to be completed by target date, each weighted 5%.	Achieved	All milestones achieved by the target date	10%	10%
CP	Software release for Europe commercialization by target date	Achieved	Software release completed by target date	15%	15%
ACS	One key milestone in Regulatory and target number of critical product development projects to be completed by target date, each weighted 5%.	Achieved	Both regulatory and product development goal achieved	10%	10%
Capability	Financial system deployed by target date	Achieved	Financial system went live by the target date	10%	10%
Total				100%	70%

(1)
Achievement for each goal is capped at 100% of its assigned weight.

STIP Payout:
Based on the scoring of the 2023 non-financial objectives as well as an overall assessment of Company performance, the CHCM Committee determined to utilize negative discretion to cap the Non-Financial Goals Modifier at 100%. Consequently, as a result of achieving LivaNova’s 2023 STIP financial and non-financial objectives, the STIP produced a payout of 137.5% of target for all of the eligible NEOs.
The following table shows the target bonus amount, the payout % (BPF), and amount paid to each eligible NEO under the 2023 STIP:
	2023 STIP Target ($)(1)	STIP Payout %	2023 STIP Payout ($)(1)
William Kozy(2)	769,849	137.5%	1,058,542
Alex Shvartsburg(3)	349,442	137.5%	480,483
Michael Hutchinson	328,308	137.5%	451,424
Trui Hebbelinck	257,661	137.5%	354,284

(1)
For payout amounts, LivaNova used an exchange rate of $1.24305 per British Pound reflecting the applicable period average published rate from the Company’s BOPC Accounting System between January 1, 2023 and December 31, 2023.

(2)
The 2023 STIP Target and Payout for Mr. Kozy is calculated on a prorated basis using his starting date of April 14, 2023.

(3)
The 2023 STIP Target Payout for Mr. Shvartsburg is calculated as the sum of two portions: a prorated amount from January 1, 2023 until October 31, 2023, equal to £232,789 ($289,369) and a prorated amount from November 1, 2023 until December 31, 2023, equal to $60,072.

Long-Term Incentives: 2023 Long-Term Incentive Plan (the “2023 LTIP”)
Purpose:   Promote LivaNova’s long-term success and enhance the Company’s value by providing employees with an incentive for outstanding performance that generates superior returns for its shareholders. The plan also provides flexibility as LivaNova seeks to motivate, attract and retain the Company’s NEOs, upon whom LivaNova’s success is largely dependent.
Key Features:
•
Service-Based Awards:

◦
Restricted Stock Units generally vest in substantially equal amounts on each of the first four anniversaries of the grant date

◦
Stock Appreciation Rights vest in substantially equal amounts on each of the first four anniversaries of the grant date and expire ten (10) years from the grant date.

•
Performance-Based Awards:

◦
Relative Total Shareholder Return (rTSR) Performance Stock Units are subject to a three-year relative total shareholder return market condition (weighted 50% of the total PSU value)

◦
Adjusted Free Cash Flow (FCF) Performance Stock Units are subject to achievement of a three-year cumulative adjusted free cash flow target (weighted 25% of the total PSU value)

◦
Return on Invested Capital (ROIC) Performance Stock Units are subject to achievement of a three-year cumulative Return on Invested Capital target (weighted 25% of the total PSU value)

LivaNova typically grants equity awards to executive officers under the 2023 LTIP on the same date the Company grants annual equity awards for other employees, or, in the event of an executive who joins after approval of the annual awards, at the first predetermined equity award grant date following the commencement of their employment with the Company. The predetermined quarterly grant dates are March 30, June 15, September 15, and December 15. There is no formal policy providing any affirmative right to an LTIP award.

2023 LTIP Design
On March 27, 2023, the CHCM Committee approved LivaNova’s 2023 LTIP in which all NEOs other than Mr. Kozy participated. Pursuant to the 2023 LTIP, the CHCM Committee approved an equity award value for each of the five award vehicles for each participant.
In establishing the grant date fair value of equity awards made to the NEOs under the 2023 LTIP, the CHCM Committee considered the following factors:
•
Responsibilities, including any recent changes in those responsibilities;

•
Market data;

•
Level of expertise and experience of the NEO;

•
Strategic importance of the NEO’s position; and

•
Internal pay equity among positions.

The grant date fair value of equity awards made to the NEOs under the 2023 LTIP were as follows:
	RSUs ($)	SARs ($)	rTSR PSUs ($)	FCF PSUs ($)	ROIC PSUs ($)	Total Award Value ($)
Damien McDonald(1)	1,625,000	1,625,000	1,625,000	812,500	812,500	6,500,000
Alex Shvartsburg	400,000	400,000	400,000	200,000	200,000	1,600,000
Marco Dolci	250,000	250,000	250,000	125,000	125,000	1,000,000
Michael Hutchinson	250,000	250,000	250,000	125,000	125,000	1,000,000
Trui Hebbelinck	225,000	225,000	225,000	112,500	112,500	900,000

(1)
As a result of his resignation from the Company on April 14, 2023, Mr. McDonald forfeited all of his awards under the 2023 LTIP.

Service-Based Elements:
Restricted Stock Units (“RSUs”)
Each NEO other than Mr. Kozy received an award of service-based RSUs vesting in substantially equal amounts on each of the first four anniversaries of the grant date. The CHCM Committee determined the number of RSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of LivaNova’s stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. The first vesting occurred on March 30, 2024.
Stock Appreciation Rights (“SARs”)
Each NEO other than Mr. Kozy received an award of SARs vesting in substantially equal amounts on each of the first four anniversaries of the grant date. The CHCM Committee determined the number of SARs awarded to each participant by dividing the award value by the Black-Scholes value of a SAR based on the closing price of an Ordinary Share of LivaNova’s stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. The first vesting occurred on March 30, 2024.
Performance-Based Elements:
Relative Total Shareholder Return Performance Stock Units (“2023 rTSR PSUs”)
Each NEO other than Mr. Kozy received an award of PSUs subject to a three-year rTSR market condition. At the end of calendar year 2025, LivaNova’s total shareholder return for the three-year period from 2023 through 2025 will be compared to the total shareholder return for the same period for a group of companies (the “2023 rTSR Comparator Group”) selected by the CHCM Committee in consultation with its independent compensation consultant, Pearl Meyer. The number of shares of the Company’s stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels.

TSR Performance Percentile Rank	Percent of Target PSUs Earned
≥90th	200%
80th	150%
50th	100%
30th	40%
<30th	0%
The following companies comprise the 2023 rTSR Comparator Group:
Avanos Medical, Inc.	iRhythm Technologies, Inc
Boston Scientific Corporation	Masimo Corporation
CONMED Corporation	Medtronic plc
DexCom, Inc.	Merit Medical Systems, Inc.
Edwards Lifesciences Corporation	Nevro Corp.
Globus Medical, Inc.	NuVasive, Inc.
Haemonetics Corporation	Orthofix Medical Inc.
Hologic, Inc.	Penumbra Inc.
ICU Medical, Inc	ResMed Inc.
Insulet Corporation	Smith & Nephew plc
Integer Holdings Corporation	Tandem Diabetes Care, Inc
Integra LifeSciences Holdings Corp.	Teleflex Incorporated
Intuitive Surgical, Inc.	Zimmer Biomet Holdings, Inc.
Invacare Corporation
The 2023 rTSR Comparator Group was the same as the 2022 rTSR Comparator Group, with the exception of the removal of Abiomed and Natus Medical Incorporated, which were acquired in 2022 respectively by Johnson & Johnson and Archimed. Companies included in the 2023 rTSR Comparator Group are in the healthcare industry and have revenue in excess of $500 million, with the exception of iRhythm Technologies, Nevro Corp. and Orthofix. These companies were chosen because they are comparable in size and are generally in the same sector as the Company, which supports the purpose of the rTSR metric, which is to measure LivaNova’s performance against peers in the Company’s area of business.
Adjusted Free Cash Flow PSUs (“FCF PSUs”)
Each NEO other than Mr. Kozy received an award of PSUs subject to achievement of a three-year cumulative adjusted free cash flow target. The FCF PSUs are subject to three-year service-based cliff vesting, with performance-based vesting contingent on the Company achieving threshold and target levels of FCF.
The CHCM Committee determined the number of FCF PSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of LivaNova’s stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. The FCF PSUs are scheduled to vest or lapse on March 30, 2026, based on how the Company’s cumulative adjusted FCF for the three-year performance period ended December 31, 2025 compares to target, the number of shares of the Company’s stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:

FCF Achievement Relative to FCF Target(1)	Percent of PSUs Earned
≥150%	200%
125%	150%
100%	100%
60%	20%
<60%	0%

(1)
Adjusted free cash flow is defined as net cash provided by operating activities less cash used for the purchase of property, plant and equipment excluding the impact of 3T litigation settlement payments, net costs related to financing and cash held as collateral for the SNIA Litigation Guarantee, CARES Act tax stimulus benefits, and gains related to dividends received from investments, and further adjusted as needed for other one-time, nonrecurring, unusual or infrequent charges, expenses or gains, including associated expenses, that may not be indicative of the Company’s core business. In the event there are items that differ from the Company’s non-GAAP reported results, management will seek approval from the CHCM Committee of such potential adjustments in the regularly scheduled quarterly meeting after such adjustment is identified.

Return on Invested Capital PSUs (“ROIC PSUs”)
Each NEO other than Mr. Kozy received an award of PSUs subject to achievement of a three-year average minimum threshold return on invested capital target (“ROIC Target”). The ROIC measure is designed to estimate core operating performance, excluding the impact of financing and capital structure decisions, and encourages effective financial stewardship.
The ROIC PSUs are subject to a three-year cliff vesting period, with performance-based vesting contingent on the Company achieving threshold and target ROIC.
The CHCM Committee determined the number of ROIC PSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of LivaNova stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. The ROIC PSUs are scheduled to vest or lapse on March 30, 2026, based on how the Company’s average ROIC calculated for the three-year performance period ended December 31, 2025 compares to a target ROIC level. The number of shares of the Company’s stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:
ROIC Achievement Relative to ROIC Target(1)	Percent of Target PSUs Earned
Target ≥ +250 bps	200%
Target +125 bps	150%
Target	100%
Target – 125 bps	50%
Target ≤ 250 bps	0%

(1)
ROIC is defined as net operating profits divided by invested capital. The numerator, net operating profits, is defined as the Company’s adjusted operating income less share-based compensation expense and is tax affected by LivaNova’s adjusted tax rate. Adjusted operating income and adjusted tax rate are non-GAAP measures, provided in conjunction with the issuance of the Company’s quarterly earnings press release, while the denominator, invested capital, is defined as operating working capital plus other net operating assets. It excludes restricted cash, derivative assets and liabilities, long-term debt and accrued legal settlements related to LivaNova’s 3T matter.

Special RSU Grants for Interim CEO
As discussed above, under the terms of his offer letter, in connection with his appointment as Interim CEO, Mr. Kozy was granted a one-time award of time-based restricted stock units with a grant date fair value of $500,000 on June 15, 2023, which award vested on October 14, 2023, the six-month anniversary of his start date, in line with his initial term.

In connection with the extension of his term as Interim CEO and consistent with the terms of his offer letter, the CHCM Committee of the Board determined to grant Mr. Kozy an additional one-time award of time-based restricted stock units with a grant date fair value of $750,000, effective as of December 15, 2023, in accordance with the Company’s next predetermined equity grant date (contingent upon Mr. Kozy’s continued employment as Interim Chief Executive Officer through such date), which vested upon the commencement of Mr. Makatsaria’s employment as Chief Executive Officer on March 1, 2024.
Vesting in 2023 of Performance Awards Made in Previous Years
Vesting of rTSR PSUs Granted in 2021
The rTSR PSUs granted in March 2021 (the “2021 rTSR PSUs”) were subject to a three-year cliff vesting period with vesting contingent on the Company achieving a three-year (2021-2023) rTSR threshold level of at least the 30th percentile of the 2021 rTSR comparator group. The Company ranked at the 59th percentile of that group, and accordingly 115% of the 2021 rTSR PSUs vested.
Other Benefits and Perquisites
LivaNova’s NEOs are provided with certain perquisites and other benefits to aid in the performance of their respective duties and to provide compensation competitive with that of executives with similar positions and levels of responsibilities in their respective geographies. These benefits may include immigration assistance, car allowances, supplemental life insurance, supplemental health insurance, supplemental pension contributions, meal vouchers, and flexible benefit payments. Some of these are benefits received by all employees and so are not considered to be “perquisites” or “personal benefits” according to SEC rules, and, accordingly, do not appear in the Summary Compensation Table under All Other Compensation. However, some of the NEOs’ benefits are not offered to all other employees (e.g., car allowances) and accordingly are considered “perquisites” or “personal benefits” that are reflected in the Summary Compensation Table under All Other Compensation and separately identified in footnotes as perquisites and other benefits.
Health/Welfare Plans
All of LivaNova’s full-time US-based employees are eligible to participate in the Company’s health and welfare plans, including:
•
Medical, dental and vision benefits;

•
Medical and dependent care flexible spending accounts;

•
Short-term and long-term disability insurance; and

•
Group term life insurance.

Mr. Kozy chose to waive his right to participate in the standard employee benefits provided to US employees of LivaNova USA. Under the terms of his offer letter, he was entitled to tax advice and immigration support with respect to his business travel to the United Kingdom.
Outside the US, LivaNova employees are generally covered by a state-run health plan and may be eligible to participate in a supplemental health plan, depending on their geography and position in the Company. LivaNova’s current NEOs based in the UK, Ms. Hebbelinck and, for a portion of 2023, Messrs. Shvartsburg and McDonald, are and/or were eligible to receive Company-paid supplemental private health insurance, group term life insurance, disability insurance, and tax assistance support. Prior to his departure from the Company, Mr. Dolci was based in Italy and received Company-paid supplemental private health insurance, group term life insurance and disability insurance and income tax filing assistance.
Stock Ownership Requirements
The Board believes that meaningful equity ownership in the Company is an essential element in demonstrating the commitment of its directors and executive officers to creating value for its shareholders. As a result, the Company established stock ownership requirements applicable to those individuals. Failure to maintain the required amount of equity ownership once attained may be a factor considered by the CHCM Committee in recommending and/or approving future awards for LivaNova’s executive officers.
The market value of equity ownership in the Company is required to be at least:
•
Five times base salary for the CEO;

•
Three times base salary for all executive officers, other than the CEO; and

•
Five times the annual cash retainer for all non-executive directors.

The market value of equity ownership for this purpose includes all (i) Ordinary Shares owned by the individual or held individually by or jointly with the individual’s spouse or children and (ii) all unvested, time-based restricted shares and restricted stock units owned by the individual. All shares and units are valued at the closing price of an Ordinary Share of LivaNova’s stock on Nasdaq as of the relevant measurement date. Unearned, unvested PSUs and vested and unvested stock options are not counted towards the achievement of the applicable guidelines.
Until the relevant equity ownership threshold is achieved by each non-executive director and executive officer, such director or officer, as the case may be, should retain a minimum of the value equal to 100% of the net Ordinary Shares received (i.e., following tax withholding) until the relevant equity ownership threshold has been achieved. Following achievement of the relevant equity ownership threshold, Ordinary Shares in excess of such amount may be sold, subject to the Company’s Insider Trading Policy then in effect.
Clawback Policies
The Company maintains two clawback polices — the LivaNova Compensation Recoupment Policy and the Incentive Compensation Clawback Policy.
The LivaNova Compensation Recoupment Policy applies to both incentive cash bonus and service and performance-based equity incentive compensation awarded to executive officers, including all of LivaNova’s NEOs. Under the policy, to the extent permitted by applicable law and subject to the approval of the CHCM Committee, the Company may seek to recoup any incentive-based compensation awarded to any executive subject to the policy based on:
(1)
the achievement of financial results that are subsequently the subject of a restatement due to material noncompliance with any financial reporting requirement under either generally accepted accounting principles (“GAAP”) or the federal securities laws, other than as a result of changes to accounting rules and regulations, and regardless of individual fault; or

(2)
a subsequent finding by the CHCM Committee that financial information or performance metrics used to determine the amount of the incentive compensation are materially inaccurate, regardless of individual fault; or

(3)
significant misconduct by an executive subject to the policy or an employee under the supervision of an executive subject to the policy, resulting in a violation of a significant Company policy, law or regulation that causes material harm to the Company. In addition, the existing equity grant agreements between the Company and its NEOs include recoupment provisions in specific circumstances, even after the awards have vested.

The Incentive Compensation Clawback Policy was adopted by the Company in July 2023 pursuant to Nasdaq Rule 5608, consistent with the requirements of the Exchange Act Rule 10D-1.
Tax and Accounting Considerations
In making its decisions regarding executive compensation, the CHCM Committee considers the tax deductibility of various aspects of the compensation program for LivaNova’s NEOs. However, the CHCM Committee believes that it must maintain flexibility in its approach to executive compensation in order to structure a program that it considers to be the most effective in attracting, motivating and retaining the Company’s key executives, and therefore, the deductibility of compensation is only one of several factors considered when making executive compensation decisions.

The CHCM Committee also considers the effect of certain accounting rules that apply to the various aspects of the compensation program for LivaNova’s NEOs. To that end, the CHCM Committee reviews potential accounting effects in determining whether its compensation actions are in the best interests of the Company and its shareholders.
Compensation and Human Capital Management Committee Report
Set out above is the CD&A, which is a discussion of LivaNova’s executive compensation programs and policies written from the perspective of how the CHCM Committee and management view and use such programs and policies. Given the CHCM Committee’s role in providing oversight of the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the CHCM Committee reviewed successive drafts of the Compensation Discussion and Analysis and discussed those with management. The CHCM Committee joins with management in welcoming shareholders to examine LivaNova’s pay practices and in affirming the commitment of these pay practices to the long-term interests of shareholders. The CHCM Committee has reviewed and discussed the disclosure set forth above under the heading “Compensation Discussion and Analysis” with management and, based on the review and discussions, it has recommended to the Board that the “Compensation Discussion and Analysis” be included in LivaNova’s Form 10-K and the Company’s proxy statement for the AGM.
Stacy Enxing Seng (Chair)
Francesco Bianchi
Peter Wilver

Compensation Tables
Summary Compensation Table
The following table contains information about the compensation earned by each of LivaNova’s NEOs during each of the last three financial years unless such individual was an NEO for fewer than three years.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(1)(4)	All Other Compensation ($)(1)(5)	Total
William Kozy, Former Interim CEO(6)	2023	697,500	—	1,249,961	—	1,058,542	54,722	3,060,725
Damien McDonald, Former CEO(7)	2023	286,826	—	4,746,297	1,624,996	—	1,552,221	8,210,340
	2022	967,450	—	4,883,235	1,249,995	1,105,422	359,443	8,565,545
	2021	1,056,456	—	5,349,239	1,249,971	1,884,453	540,525	10,080,644
Alex Shvartsburg, CFO	2023	536,885	—	1,168,289	399,992	480,483	185,531	2,771,180
	2022	434,231	—	976,502	299,966	258,051	159,916	2,128,666
	2021	431,476	—	891,335	249,988	314,453	142,107	2,029,359
Marco Dolci, Former President, Cardiopulmonary BU(8)	2023	571,833	—	2,094,554	1,046,774	—	1,089,127	4,802,288
	2022	537,617	—	813,760	249,978	407,944	198,728	2,208,027
	2021	591,140	—	891,335	249,988	506,134	190,807	2,429,404
Michael Hutchinson, Senior Vice President, Chief Legal Officer and Company Secretary	2023	505,077	100,000	730,181	249,983	451,424	35,686	2,072,351
Trui Hebbelinck, CHRO	2023	396,347	—	657,120	224,994	354,284	144,415	1,777,160
	2022	377,873	—	732,378	224,966	224,516	129,018	1,688,751
	2021	412,638	—	713,172	199,973	382,742	149,940	1,858,465

(1)
For amounts reported in 2023, LivaNova used an exchange rate of $1.24305 per British Pound and $1.08124 per Euro. These exchange rates reflect the applicable period average published rate between January 1 and December 31 from the Company’s BOPC Accounting System which uses Bloomberg as a source to obtain exchange rates.

(2)
Per his offer letter, dated November 2, 2022, Mr. Hutchinson was eligible to receive a one-time cash bonus in the amount of $200,000 (less applicable withholdings and deductions) to be paid in three installments: 50% on the first payroll date after his start date; 25% on the first payroll date six months after his start date; and 25% on the first payroll date after the first anniversary of his start date, subject to his continued employment through the applicable vesting date. The amount reflected in this column for Mr. Hutchinson represents the portion of his new-hire cash bonus award paid in 2023. If Mr. Hutchinson was to terminate his employment with the Company within one (1) year of his start date, the Company had the right to seek a pro rata repayment of this one-time bonus.

(3)
Amounts reflect the full grant-date fair value of PSUs, RSUs and SARs granted and computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, rather than the amounts paid to or realized by the named individual. LivaNova provides information regarding the assumptions used to calculate the value of all PSUs, RSUs and SARs awards made to executive officers in Notes 2 and 15 to LivaNova audited financial statements in the Company’s US Annual Report on Form 10-K for the year ended December 31, 2023. Under the terms of LivaNova’s PSU awards at grant, between 0% and 200% of the target number of shares subject to the awards can vest based on performance and the other vesting conditions applicable to the awards. For the PSUs awarded to LivaNova’s NEOs in 2023, the table below sets forth (i) the grant-date fair value of the awards determined in accordance with FASB ASC Topic 718, with these values determined based on a Monte Carlo simulation pricing model (included in the “Probable Outcome” column below) for the relative TSR PSUs and based on the last available stock price at grant date for the Adjusted Free Cash Flow and the ROIC PSUs, and (ii) the grant-date fair value of these awards assuming that the maximum level of performance was achieved.

Name	PSUs — Probable Outcome of Performance Conditions PSUs Grant-Date Value ($)	PSUs — Maximum Outcome of Performance Conditions Grant-Date Fair Value ($)
Damien McDonald	3,121,300	6,500,000
Alex Shvartsburg	768,300	1,600,000
Marco Dolci	480,188	1,000,000
Michael Hutchinson	480,188	1,000,000
Trui Hebbelinck	432,126	900,000

In granting equity awards, the CHCM Committee values PSUs at the most recent closing price of an Ordinary Share of LivaNova stock on Nasdaq as of the grant date with the value of PSUs based at the “target” level of performance. Under applicable accounting rules, however, the grant-date fair value of the rTSR PSUs awarded to LivaNova’s NEOs is calculated using a Monte Carlo simulation pricing model. The rTSR PSUs are included as compensation for LivaNova’s NEOs in the “Summary Compensation Table” based on this valuation methodology.
The following chart shows the values of the rTSR PSU awards approved by the CHCM Committee in 2023 that were used to determine the number of shares subject to the awards at “target” without taking the Monte Carlo simulation pricing model into account, as well as the accounting grant-date fair value of the rTSR PSUs required to be use under applicable SEC rules to report in the “Summary Compensation Table” (including the impact of the Monte Carlo simulation pricing model).
Name	rTSR PSUs Value Based on Grant Date Stock Price ($)	rTSR PSUs — Value included in Summary Compensation Table ($)
Damien McDonald	1,625,000	1,496,303
Alex Shvartsburg	400,000	368,311
Marco Dolci	250,000	230,195
Michael Hutchinson	250,000	230,195
Trui Hebbelinck	225,000	207,175

(4)
Values in this column reflect payments in respect of the relevant year’s short-term incentive plan.

(5)
The amounts reported in the “All Other Compensation” column represent the aggregate dollar amount for all other benefits and payment received by LivaNova’s NEOs. The following table shows the nature of the benefits and payments and specific amounts for each of the Company’s NEOs in 2023:

Name	Supplemental Health Insurance ($)(a)	Car Allowance ($)(b)	Contribution Plan — Registrant Contributions ($)(c)	Cash in lieu of pension ($)(d)	Other ($)(e)	Total ($)
William Kozy	—	—	—	—	54,722	54,722
Damien McDonald	61,177	6,435	12,431	37,807	1,434,371	1,552,221
Alex Shvartsburg	27,028	13,674	2,297	113,454	29,078	185,531
Marco Dolci	5,979	15,570	69,134	—	998,444	1,089,127
Michael Hutchinson	22,486	—	13,200	—	—	35,686
Trui Hebbelinck	14,219	16,408	112,595	—	1,193	144,415

(a)
Represents the private medical insurance provided for Messrs. McDonald (for 2023 and the amount in cash paid in replacement of health insurance until April 14, 2024), Shvartsburg (including both the UK and US medical and dental insurance premium), Hutchinson and Dolci, and Ms. Hebbelinck.

(b)
Represents the car allowance for each of Messrs. McDonald (prorated until April 14, 2023), Shvartsburg (prorated for his period under a UK service agreement until October 31, 2023) and Dolci and Ms. Hebbelinck; these allowances are customary for UK and Italian executive compensation packages.

(c)
Represents Company-matching contributions to a defined contribution plan equal to the amount of contributions made by the executive officer (see — 2023 Nonqualified Deferred Compensation). For Mr. Dolci, includes the Italian qualified end of service fund (so called TFR) which is equal to 1/13.5 of his recurring compensation item (salary and bonus) and additional supplementary pension per national collective agreement, customary for an executive in Italy. For Mr. McDonald and Ms. Hebbelinck, includes £10,000 ($12,430) and £90,579 ($112,595), respectively, of Company contributions into a personal pension plan sponsored by the Company. For Messrs. Shvartsburg and Hutchinson, includes $2,297 and $13,200, respectively, of Company contributions into the Company sponsored 401K plan.

(d)
Represents cash received in lieu of pension (see — 2023 Nonqualified Deferred Compensation).

(e)
For Mr. Kozy, represents his prorated non-executive prorated director fees paid until April 13, 2023 ($52,857) plus his tax assistance ($1,865). For Mr. McDonald, represents his base salary, pension and car allowance for April (since April 14) and May 2023 plus his notice payment that the company began paying in instalments from June 2023 for a total of £1,062,139 ($1,320,296), in accordance with the terms of his previously disclosed service agreement and release agreement, legal fees associated with the negotiation of his release agreement of £25,000 ($31,076), executive coaching for £20,000 ($24,861), tax preparation and filing assistance for filing in the UK, US and Australia ($20,000) and cash in lieu of untaken annual leave for £30,681 ($38,138). For Mr. Shvartsburg, represents relocation benefits ($17,204), relocation allowance ($6,874), and tax preparation and filing assistance ($5,000). For Mr. Dolci, represents his severance pay earned in 2023 ($929,870) a flexible benefit ($1,892), meal voucher ($559), travel allowance ($3,691), cash in lieu of vacation paid in 2023 ($24,712) and cash in lieu of vacation accrued in 2023 and paid in 2024 ($34,955) and tax preparation and filing assistance ($2,765). For Ms. Hebbelinck, represents tax preparation and filing assistance ($1,193).

(6)
Mr. Kozy served as Board Chair and Non-Executive Director until April 13, 2023 From April 14, 2023, to March 1, 2024 he served as the Company’s Board Chair and Interim Chief Executive Officer.

(7)
Mr. McDonald resigned as Chief Executive Officer of the Company and as a member of the Company’s Board of Directors, effective April 14, 2023, with his employment by the Company ceasing on May 31, 2023. All unvested equity awards held by Mr. McDonald were forfeited on the last day of his employment. See — “Potential Payments Upon Termination or Change in Control — Damien McDonald — Settlement Agreement — Damien McDonald” for more information. Furthermore, per the terms of LivaNova’s equity incentive award agreements, Mr. Dolci’s retirement was deemed an “Approved Retirement” for purposes of the treatment of his outstanding and unvested equity awards upon the termination of his employment. Therefore, any outstanding and unvested equity awards that Mr. Dolci held as of December 31, 2023 will continue to vest pursuant to the terms of their respective award agreements. Under applicable accounting rules, the determination to treat Mr. Dolci’s retirement as an “Approved Retirement” constituted a modification of his outstanding and unvested equity awards. Accordingly, the amounts set forth in the table above for Mr. Dolci include the incremental fair value change of his outstanding stock awards ($1,364,374) and outstanding option awards ($796,791) as a result of such modifications. The modification value does not represent or reflect additional awards granted to Mr. Dolci.

(8)
Mr. Dolci served as the Company’s President, Cardiopulmonary until December 31, 2023.

2023 Grants of Plan-Based Awards Table
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan: Performance Stock Units (PSUs) (#)			All Other Stock Awards: Number of Shares of Service Based RSUs (#)	All Other Option Awards: Number of Securities Underlying SARs (#)	Exercise or Base Price of SAR Awards ($/S)		Grant Date Fair Value of Stock and SAR Awards(1) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
William Kozy		—	769,849	1,399,739
	06/15/2023							14,512				749,981
	12/15/2023							10,311				499,980
Damien McDonald		—	—	—
	3/30/2023					19,208	38,416				(2),(5)	812,498
	3/30/2023					19,208	38,416				(3),(5)	812,498
	3/30/2023					38,416	76,832				(4),(5)	1,496,303
	3/30/2023							38,416			(5)	1,624,997
	3/30/2023								81,613	42.71	(5)	1,624,996
Alex Shvartsburg		—	349,442	655,204
	3/30/2023					4,728	9,456				(2)	199,994
	3/30/2023					4,728	9,456				(3)	199,994
	3/30/2023					9,456	18,912				(4)	368,311
	3/30/2023							9,456				399,989
	3/30/2023								20,089	42.71		399,982
Marco Dolci		—	—	—
	3/30/2023					2,955	5,910				(2)	124,997
	3/30/2023					2,955	5,910				(3)	124,997
	3/30/2023					5,910	11,820				(4)	230,195
	3/30/2023							5,910				249,993
	3/30/2023								12,555	42.71		249,983
	12/31/2023										(6)	2,161,165
Michael Hutchinson		—	328,308	615,578
	3/30/2023					2,955	5,910				(2)	124,997
	3/30/2023					2,955	5,910				(3)	124,997
	3/30/2023					5,910	11,820				(4)	230,195
	3/30/2023							5,910				249,993
	3/30/2023								12,555	42.71		249,983
Trui Hebbelinck		—	257,661	483,114
	3/30/2023					2,659	5,318				(2)	112,476
	3/30/2023					2,659	5,318				(3)	112,476
	3/30/2023					5,319	10,618				(4)	207,175
	3/30/2023							5,319				224,994
	3/30/2023								11,300	42.71		224,994

(1)
The amounts reported represent the fair value of the RSU and SARs awards computed in accordance with FASB ASC Topic 718 on the grant date. The fair value for RSU awards is calculated by multiplying the number of units in each award by the closing price of an Ordinary Share of LivaNova’s stock on Nasdaq on the grant date, eventually discounted in case of a market price condition. The fair value for SARs awards is calculated by multiplying the number of rights subject to the award by the Black-Scholes value of an option for an Ordinary Share of LivaNova’s stock on the grant date. For a further discussion of the accounting treatment of the RSU and SAR awards, see “Note 15. Stock Based Incentive Plans” included in the consolidated financial statements accompanying LivaNova’s US Annual Report on Form 10-K for the year ended December 31, 2023.

(2)
Represents award of Adjusted FCF PSUs.

(3)
Represents award of ROIC PSUs.

(4)
Represents award of rTSR PSUs. The amounts reported represent the fair value of the PSU awards computed in accordance with FASB ASC Topic 718 on the grant date. The Company received a computed Monte Carlo fair value from an outside source that computed the fair value of the PSU contracts using the risk-neutral approach (i.e., assuming hedging and selling of the contract).

(5)
Mr. McDonald forfeited all his 2023 awards as a result of his resignation on April 14, 2023.

(6)
Represents the fair value of outstanding equity awards granted in fiscal 2019, 2020, 2021, 2022, and 2023 respectively that were modified pursuant to Mr. Dolci’s retirement.

2023 Outstanding Equity Awards at Year End
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
William Kozy								14,512	750,851
Alex Shvartsburg	4,874	0	97.25	3/30/2029
	2,129	6,386	82.04	3/30/2032
	4,219	4,218	73.25	3/30/2031
	5,833	0	80.26	12/17/2027
	5,076	0	88.38	3/15/2028
	5,879	1,959	43.57	3/30/2030
	0	20,089	42.71	3/30/2033
					705	(5)	36,477
					1,576	(18)	81,542
					613	(19)	31,717
					1,706	(6)	88,268
					2,742	(7)	141,871
					9,456	(8)	489,253
						(9)		3,412	176,537
						(10)		2,581	133,541
						(11)		3,923	202,976
						(12)		1,828	94,581
						(13)		1,828	94,581
						(14)		3,656	189,161
						(15)		4,728	244,627
						(16)		4,728	244,627
						(17)		9,456	489,253

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Marco Dolci	7,262	0	88.38	3/15/2028
	6,379	0	97.25	3/30/2029
	7,852	3,925	43.57	3/30/2030
	4,219	4,218	73.25	3/30/2031
	1,774	5,322	82.04	3/30/2032
	0	12,555	42.71	3/30/2033
					1,434	(5)	74,195
					1,706	(6)	88,268
					2,285	(7)	118,226
					5,910	(8)	305,783
						(9)		3,412	176,537
						(10)		2,581	133,541
						(11)		3,923	202,976
						(12)		1,523	78,800
						(13)		1,523	78,800
						(14)		3,047	157,652
						(15)		2,955	152,892
						(16)		2,955	152,892
						(17)		5,910	305,783
Michael Hutchinson	0	12,555	42.71	3/30/2033
					6,761	(20)	349,814
					5,910	(8)	305,783
						(15)		2,955	152,892
						(16)		2,955	152,892
						(17)		5,910	305,783

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Trui Hebbelinck	5,183	0	97.25	3/30/2029
	9,422	3,140	43.57	3/30/2030
	3,375	3,374	73.25	3/30/2031
	1,597	4,789	82.04	3/30/2032
	0	11,300	42.71	3/30/2033
					1,147	(5)	59,346
					1,365	(6)	70,625
					2,056	(7)	106,377
					5,319	(8)	275,205
						(9)		2,730	141,250
						(10)		2,065	106,843
						(11)		3,139	162,412
						(12)		1,371	70,936
						(13)		1,371	70,936
						(14)		2,742	141,871
						(15)		2,659	137,577
						(16)		2,659	137,577
						(17)		5,319	275,205

(1)
The SARs may be exercised up to three months after a termination and in no event (even with continued employment) after the expiration date.

(2)
All SARs vest 25% per year on each of the first four anniversaries of the grant date and have a 10-year term.

(3)
All RSUs vest 25% per year on each of the first four anniversaries of the grant date.

(4)
Market value of the outstanding RSUs. Amounts calculated using $51.74, the closing price of LivaNova’s Ordinary Shares on December 31, 2023, multiplied by the number of units that have not yet vested.

(5)
Service-based RSUs granted on March 30, 2020.

(6)
Service-based RSUs granted on March 30, 2021.

(7)
Service-based RSUs granted on March 30, 2022.

(8)
Service-based RSUs granted on March 30, 2023.

(9)
FCF PSUs granted on March 30, 2021, subject to achievement of a one-year cumulative adjusted FCF Target with three-year cliff vesting. The number in the column represents the results of the target units granted multiplied by the achievement of 200% based on the 2021 FCF results

(10)
ROIC PSUs granted on March 30, 2021, subject to achievement of a one-year cumulative adjusted ROIC Target with three-year cliff vesting. The number in the column represents the results of the target units granted multiplied by the achievement of 151.3% based on the 2021 ROIC results.

(11)
rTSR PSUs granted on March 30, 2021, subject to a market condition based on rTSR with three-year cliff vesting. The number in the column represents the results of the target units granted multiplied by the achievement of 115% based on the 2021 rTSR results.

(12)
FCF PSUs granted at target on March 30, 2022, subject to achievement of a three-year cumulative adjusted FCF Target with three-year cliff vesting.

(13)
ROIC PSUs granted at target on March 30, 2022, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting.

(14)
rTSR PSUs granted at target on March 30, 2022, subject to a market condition based on rTSR with three-year cliff vesting.

(15)
FCF PSUs granted at target on March 30, 2023, subject to achievement of a three-year cumulative adjusted FCF Target with three-year cliff vesting.

(16)
ROIC PSUs granted at target on March 30, 2023, subject to achievement of a three-year cumulative adjusted ROIC Target with three-year cliff vesting.

(17)
rTSR PSUs granted at target on March 30, 2023, subject to a market condition based on rTSR with three-year cliff vesting.

(18)
Service-based RSUs granted on June 15, 2020.

(19)
Service-based RSUs granted on December 15, 2020.

(20)
Service-based RSUs granted on December 15, 2022.

2023 Option Exercises and Stock Vested
	Stock Options/SARs		Stock Shares
Name	Number of Options/SARs Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
William Kozy	—	—	13,595	653,255
Damien McDonald	189,558	$1,575,629	57,210	2,631,935
Alex Shvartsburg	—	—	5,054	229,341
Marco Dolci	—	—	9,512	437,668
Michael Hutchinson	—	—	2,254	112,858
Trui Hebbelinck	—	—	8,132	379,085

(1)
Value determined based on fair market value of shares on date of vesting before withholding for taxes.

2023 Pension Benefits
The Company has no defined benefit plan applicable to LivaNova’s NEOs.
2023 Non-Qualified Deferred Compensation
Each of LivaNova’s NEOs is eligible to participate in a supplemental pension plan that is a tax-qualified defined contribution plan, operated in accordance with local country rules and regulations.
In the US, LivaNova provides all the Company’s employees with the opportunity to contribute to a 401K plan that provides an employer match of 100% of the first three percent of their eligible compensation, and 50% of the next two percent of eligible compensation, subject to an employee contribution of five percent up to the limit of total eligible compensation of $330,000 on both base salary and STIP payout. In addition, for employees from Director level and above, the Company provides the opportunity to join a Non-Qualified Deferred Contribution plan that provides for an employer match of 100% of the first three percent of the eligible compensation, and 50% of the next two percent of eligible compensation, subject to an employee contribution of five percent, on both base salary and STIP payout.
Mr. Kozy opted out of LivaNova’s 401K plan and its Non-Qualified Deferred Compensation plan in the US. Both Messrs. Shvartsburg, for the period from November 1, 2023, and Hutchinson joined LivaNova’s 401K plan in 2023 and opted out of the Non-Qualified Deferred Contribution plan. In addition, for the period from January 1, 2023, to October 31, 2023, Mr. Shvartsburg opted out of LivaNova’s defined contribution plan in the UK, choosing a cash allowance in lieu thereof, equal to 15% of compensation (consisting of base and bonus), net of a deduction to compensate for the UK employer national insurance burden.
For Mr. McDonald and Ms. Hebbelinck, LivaNova accrued an amount equal to 15% of compensation during 2023 (consisting of base and bonus) for the purpose of supplemental pension plan contribution. For Mr. McDonald, a portion ($12,431) was paid in 2023 to a qualified pension plan under UK tax legislation, with the difference paid as cash in lieu thereof, net of a deduction to compensate for the UK employer national insurance burden. For Ms. Hebbelinck, the accrued amount was contributed to a defined contribution plan.
Mr. Dolci participated in a defined contribution plan in which the employee may defer an unlimited amount of base salary and bonus to the plan. LivaNova matches up to four percent of employee deferrals, and the Company makes contributions mandated under the Italian legislation and applicable collective agreement under the so-called Trattamento di fine rapporto. Payout and withdrawal rights are established under Italian law. The plan is managed by an independent third party, and LivaNova does not have access to the employee’s investment choices, aggregate earnings, withdrawals, distributions, or aggregate balance, which are subject to privacy restrictions.
Potential Payments Upon Termination or Change in Control
The post-separation treatment of outstanding equity held by an executive officer depends upon the specific circumstances surrounding the separation of an executive officer from the Company.
•
Death or disability.   Upon death or disability, all outstanding SARs vest immediately and expire three months following termination based upon the terms of the plan from which they were awarded. All RSUs granted since 2023 under the 2022 LivaNova Incentive plan vest immediately. All PSUs granted since 2023 under the 2022 LivaNova Incentive plan continue to vest until the original vesting date or become vested (assuming 100% achievement) based on the CHCN Committee’s discretion. The CHCM Committee in exercising its discretion will consider factors as appropriate including the percentage of the Performance Period elapsed until the termination of service and the expected performance achievement.

•
Approved retirement.   The service-based SARs, RSUs and PSUs granted in 2020, 2021, 2022 and 2023 are subject to an “approved retirement” clause that allows the award to continue to vest in the event the recipient incurs a termination of service due to an approved retirement. Outstanding SARs, RSUs and PSUs will not be forfeited upon such an approved retirement, but instead, outstanding RSUs and PSUs shall continue to vest on the date(s) and in the amount(s) set out in the applicable grant notice, provided that all other terms that apply to the RSUs and PSUs are met, including the terms regarding restricted activities set forth in the award agreements.

•
Change of control.   On February 15, 2023, the CHCM Committee approved amended forms of award agreements under the Company’s 2022 Incentive Award Plan providing for accelerated vesting upon certain terminations of employment in connection with an acquisition of the Company, i.e., a double trigger vesting. Awards granted in 2023 will therefore now vest following a change in control of the Company only in the event of a participant’s termination of service by the Company without “cause” or due to a resignation for “good reason” within 24 months. Awards granted in 2020, 2021 and 2022 are instead subject to the following treatment: (1) any outstanding SAR shall become fully vested and exercisable immediately prior to, but subject to the consummation of, such change in control and (2) any outstanding RSU, to the extent not forfeited or otherwise vested immediately prior to such change in control, shall become fully vested immediately prior to, but subject to the consummation of, such change in control, in each case subject to the executive officer’s continuous employment with the company or a subsidiary through such change in control.

At times, as circumstances dictate, LivaNova also enters into additional separation arrangements with departing executive officers. Employment agreements and any additional separation arrangements for departing NEOs are set out below.
William Kozy
If a termination event had occurred on December 31, 2023, other than connected to a change in control, disability or death, Mr. Kozy would be eligible to one month of notice. In case of a separation connected to a Change in control, disability or death, Mr. Kozy’s outstanding RSU as of December 31, 2023, would have been subject to accelerated vesting.
Alex Shvartsburg
The following table quantifies the potential payments that would be made to Mr. Shvartsburg if a termination event had occurred on December 31, 2023.

Type of Payment or Benefit	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$553,000	$553,000	$553,000	$1,000,000	—
STIP	—	—	—	—	—
LTIP	—	$2,936,421	$1,665,169	$1,665,169	—
Benefits	—	—	—	—	—
Total	$553,000	$3,489,421	$2,218,169	$2,665,169	—

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($553,000).

(2)
The potential payment in case of separation due to change in control was calculated by adding (i)12 months of base salary ($553,000), (ii) the amount resulting from multiplying the 16,798 outstanding RSUs and 36,140 PSUs (considered at target, with the exception of the PSU granted on March 30, 2021 considered at projected performance achievement) as of December 31, 2023 subject to accelerated vesting by the closing market price at December 31, 2023 ($51.74) and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2023 ($51.74) and the exercise price for each SAR (1,959 SARs with an exercise price of $43.57 and 20,089 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of separation due to disability was calculated by adding (i) 12 months of base salary ($553,000), (ii) the amount resulting from multiplying the 9,456 outstanding RSUs with a grant date of March 30, 2023 or following and 18,912 PSUs with a grant date of March 30, 2023 or following (considered at target) as of December 31, 2023 subject to accelerated vesting by the closing market price at December 31, 2023 ($51.74) and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2023 ($51.74) and the exercise price for each SAR (1,959 SARs with an exercise price of $43.57 and 20,089 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

(4)
The potential payment in case of separation due to death was calculated by adding (i) the maximum amount payable on the base of the basic term life insurance all LivaNova US employees are enrolled, (ii) the amount resulting from multiplying the 9,456 outstanding RSUs with a grant date of March 30, 2023 or following and 18,192 PSUs with a grant date of March 30, 2023 or following (considered at target) as of December 31, 2023 subject to accelerated vesting by the closing market price at December 31, 2023 ($51.74) and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2023 ($51.74) and the exercise price for each SAR (1,959 SARs with an exercise price of $43.57 and 20,089 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

Michael Hutchinson
The following table quantifies the potential payments that would be made to Mr. Hutchinson if a termination control event had occurred on December 31, 2023.
Type of Payment or Benefit	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$509,600	$509,600	$509,600	$1,000,000	—
STIP	—	—	—	—	—
LTIP	—	$1,380,536	$1,380,536	$1,380,536	—
Benefits	—	—	—	—	—
Total	$509,600	$1,890,136	$1,890,136	$2,380,536	—

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($509,600).

(2)
The potential payment in case of separation due to change in control was calculated by adding (i)12 months of base salary ($509,600), (ii) the amount resulting from multiplying the 12,671 outstanding RSUs and 11,820 PSUs (considered at target) as of December 31, 2023 subject to accelerated vesting by the closing market price at December 31, 2023 ($51.74) and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2023 ($51.74) and the exercise price for each SAR (12,555 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of separation due to disability was calculated by adding (i)12 months of base salary ($509,600), (ii) the amount resulting from multiplying the 12,671 outstanding RSUs and 11,820 PSUs (considered at target) as of December 31, 2023 subject to accelerated vesting by the closing market price at December 31, 2023 ($51.74) and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2023 ($51.74) and the exercise price for each SAR (12,555 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

(4)
The potential payment in case of separation due to death was calculated by adding by adding (i) the maximum amount payable on the base of the basic term life insurance all LivaNova US employees are enrolled, (ii) the amount resulting from multiplying the 12,671 outstanding RSUs and 11,820 PSUs (considered at target) as of December 31, 2023 subject to accelerated vesting by the closing market price at December 31, 2023 ($51.74) and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2023 ($51.74) and the exercise price for each SAR (12,555 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

Trui Hebbelinck
The following table quantifies the potential payments that would be made to Ms. Hebbelinck if a termination event had occurred on December 31, 2023.
Type of Payment or Benefit(5)	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$400,426	$400,426		$1,601,704	—
STIP	—	—	—	—	—
LTIP	—	$1,883,866	$953,257	$953,257	—
Benefits	—	—	—	—	—
Total	$400,426	$2,339,164	$1,408,555	$2,554,961	—

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($400,426). The Company may elect to pay this severance amount in installments, and in this case, if Ms. Hebbelinck secures alternative employment, then the gross installments payable after the date when alternative employment commences will be reduced by a sum equal to the gross amount of her income from the alternative employment.

(2)
The potential payment in case of separation due to change in control was calculated by adding (i)12 months of base salary ($400,426), (ii) the amount resulting from multiplying the 9,887 outstanding RSUs and 24,055 PSUs (considered at target, with the exception of the PSU granted on March 30, 2021 considered at projected performance achievement) as of December 31, 2023 subject to accelerated vesting by the closing market price at December 31, 2023 ($51.74) and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2023 ($51.74) and the exercise price for each SAR (3,140 SARs with an exercise price of $43.57 and 11,300 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of separation due to disability was calculated by adding (i)12 months of base salary ($400,426), (ii) the amount resulting from multiplying the 5,319 outstanding RSUs with a grant date of March 30, 2023 or following and 10,637 PSUs with a grant date of March 30, 2023 or following (considered at target) as of December 31, 2023 subject to accelerated vesting by the closing market price at December 31, 2023 ($51.74) and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2023 ($51.74) and the exercise price for each SAR (3,140 SARs with an exercise price of $43.57 and 11,300 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

(4)
The payment in case of separation due to death represents four times the base salary as a lump sum (payable by a third-party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments calculated by adding (i) the amount resulting from multiplying the 5,319 outstanding RSUs with a grant date of March 30, 2023 or following and 10,637 PSUs with a grant date of March 30, 2023 or following (considered at target) as of December 31, 2023 subject to accelerated vesting by the closing market price at December 31, 2023 ($51.74) and (ii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2023 ($51.74) and the exercise price for each SAR (3,140 SARs with an exercise price of $43.57 and 11,300 SARs with an exercise price of $42.71). This calculation does not include SARs where the exercise price exceeds the market price.

(5)
The currency conversion rates used are for 2023: £/$ = 1.24305 (average currency rate for the period January 1, 2023, to December 31, 2023).

Retirement Agreement — Marco Dolci
In connection with Mr. Dolci’s retirement, the Company and Mr. Dolci entered into a Retirement Settlement Agreement (the “Agreement”), dated September 18, 2023, pursuant to which Mr. Dolci was paid at his regular rates of remuneration and receive his regular benefits until his Retirement Date on December 31, 2023. Consistent with Italian law, Mr. Dolci also received an aggregate retirement payment of €860,000. Further, upon his retirement from the Company, any outstanding and unvested equity awards that Mr. Dolci holds will continue to vest pursuant to the terms of their respective award agreements. The Agreement also includes other customary provisions under Italian law, including mutual releases, waivers of claims and attorney’s fees.

Settlement Agreement — Damien McDonald
In connection with Mr. McDonald’s resignation as Chief Executive Officer and as a director, the Company and Mr. McDonald entered into a settlement agreement (the “Settlement Agreement”). Pursuant to the Settlement Agreement, the Company elected to bring Mr. McDonald’s 12-month notice period to an end such that his employment with the Company ceased on May 31, 2023, the interim period serving as garden leave. Mr. McDonald received a notice payment of £1,062,138.55 in accordance with the terms of his previously disclosed service agreement, representing the 12-month value of Mr. McDonald’s salary and certain cash benefits during what would have been his notice period. Mr. McDonald received his notice payment during his garden leave period and thereafter in monthly installments between June 2023 and April 2024, with the recognition that it would be reduced by income received by Mr. McDonald from any new employment obtained by him during that period. Any unvested equity awards held by Mr. McDonald were forfeited on the last day of his employment, i.e., May 31, 2023. Also, in accordance with the terms of Mr. McDonald’s previously disclosed service agreement, he continued to receive certain non-cash benefits during his notice period, including health insurance, tax return assistance and the continuation of an existing executive coaching program (to a maximum value of £20,000 plus tax). In addition, pursuant to the Settlement Agreement, the Company agreed to contribute to the cost of legal advice for Mr. McDonald in relation to the Settlement Agreement, up to a maximum amount of £25,000 plus tax.
Severance provisions — Mr. Makatsaria
Mr. Makatsaria’s employment agreement includes severance provision in addition to post-separation treatment of outstanding equity granted in his initial 2024 grant and an Inducement Award upon the specific circumstances surrounding his separation from the Company.
If his employment is terminated by the Company without Cause or by Mr. Makatsaria for Good Reason, other than in connection with a Change in Control, Mr. Makatsaria will be entitled to receive (A) a lump-sum severance payment equal to eighteen (18) months of his then current Base Salary, (B) continued coverage of him and his eligible dependents under the Company’s group health plan for up to eighteen (18) months following the termination of his employment, and (C) continued vesting of the 2024 LTIP Award and the Inducement Award, in each case, on the original vesting schedule, with any Performance Stock Units earned based on the level of actual achievement of the applicable performance goals or metrics.
In the event that his employment is terminated by the Company without Cause or by Mr. Makatsaria for Good Reason within six (6) months immediately prior to, or within twenty-four (24) months immediately following, a Change in Control, Mr. Makatsaria will be entitled to (A) a lump-sum severance payment equal to the sum of (1) twenty-four (24) months of his then-current Base Salary, and (2) his target annual bonus for two (2) years in which such termination occurs (B) continued coverage of him and his eligible dependents under the Company’s group health plan for up to twenty-four (24) months following the termination of his employment, and (C) accelerated vesting of any unvested equity awards under the LTIP held by you pursuant to the terms of, and to the extent provided under, the LTIP and the applicable award agreements governing the terms of such equity awards.
CEO Pay Ratio
SEC regulations require the Company to report the ratio of the CEO’s total annual compensation to the compensation of the median employee at LivaNova.
For the year ended December 31, 2023:
•
the median annual total compensation of all employees of the Company (other than Mr. Kozy, LivaNova’s former Interim CEO who was serving as LivaNova’s CEO as of October 1, 2023), was $84,510; and

•
the annualized total compensation of Mr. Kozy was $4,308,294.

•
Based on this information, the ratio of the former Interim CEO, Mr. Kozy, to the median of the annual total compensation of all employees was 51 to 1.

The methodology and material assumptions, adjustments, and estimates that were used to identify the median of the annual total compensation of all employees, as well as to determine the annual total compensation of the median employee are as follows:
•
As of October 1, 2023, the Company’s employee population, excluding the former Interim CEO, consisted of 3,056 individuals working at the parent company and consolidated subsidiaries, with approximately 43% of these individuals located in the US and 57% located outside of the US (of the total number of employees, 45% were located in Europe, and 12% were located in various countries in Asia and the Americas and Middle East). The Company selected October 1, 2023 as the determination date to allow sufficient time to identify the median employee given the global scope of LivaNova’s operations.

•
The employee population, after taking into consideration the adjustments permitted by SEC rules (as described below) consisted of 2,915 individuals, including regular and temporary employees.

•
Using the de minimis exception, the Company limited the employee population to individuals residing in Europe, North America, China, Singapore, Japan and Australia. The countries excluded were Brazil (58 employees), Chile (4 employees), Colombia (14 employees), Hong Kong (4 employees), India (14 employees), Malaysia (4 employees), Russian Federation (8 employees), Taiwan (4 employees), Thailand (14 employees), Türkiye (5 employees) and United Arab Emirates (12 employees), totaling 141 employees.

•
The global distribution of the employee population leads to a variety of pay elements in the compensation arrangements of the employees. For example, while most of the employees participate in LivaNova’s STIP, the incentive compensation element for some of the employees residing in the US and Europe is based on commissions and not participation in the STIP. Consequently, the Company selected base salary or wages as the most appropriate consistently applied compensation measure to identify the median employee.

•
The Company annualized the compensation of all permanent employees who were hired in fiscal 2023 but did not work for the Company or the consolidated subsidiaries for the entire fiscal year. The Company annualized the base salary of hourly employees assuming standard yearly hours. The Company annualized employee base salary assuming 100% full time equivalency.

•
The Company did not make any cost-of-living adjustments in identifying the median employee.

•
With respect to the annual total compensation of the former Interim CEO, LivaNova annualized the amount reported in the “Total” column of LivaNova’s 2023 Summary Compensation Table included in this proxy statement, consistent with SEC rules. The Company applied the same approach in calculating “Total” compensation for purposed of the Summary Compensation Table to determine the annual total compensation of the identified median employee.

PAY VERSUS PERFORMANCE DISCLOSURE
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following information regarding the relationship between compensation of LivaNova’s former, former Interim CEO, and the Company’s named executive officers (NEOs) and certain financial performance measures of LivaNova. For further information on LivaNova’s pay-for-performance philosophy and how executive compensation aligns with the Company’s performance, refer to the “Compensation Discussion and Analysis” section of this proxy statement.
Pay vs. Performance Table
Year	Summary Compensation Table Total for Former PEO(1)	Compensation Actually Paid to Former PEO(2)		Summary Compensation Table Total for Former Interim PEO(3)	Compensation Actually Paid to Former Interim PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(6)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)(9)		Adjusted Net Income (millions)(10)
								Total Shareholder Return(7)	Peer Group Total Shareholder Return(8)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)		(k)
2023	$8,210,340	-$	7,774,064	$3,060,725	$3,032,476	$2,855,745	$2,417,932	$68.59	$124.22	-$	82	$148
2022	$8,565,545		$2,575,035	N/A	N/A	$2,076,241	$178,933	$73.63	$113.92	-$	86.2	$129.2
2021	$10,080,644		$15,281,126	N/A	N/A	$2,161,897	$3,038,616	$115.91	$140.40	-$	135.8	$106.7
2020	$6,902,353		$5,689,235	N/A		$1,730,387	$1,334,414	$87.78	$117.63	-$	348.8	$59.0

(1)
Amounts reflect the total compensation reported for Mr. McDonald in the “Total” column in the “Summary Compensation Table” for each corresponding year.

(2)
Amount for 2023 represents “compensation actually paid” to Mr. McDonald by applying the following adjustments to Mr. McDonald’s total compensation, as computed in accordance with Item 402(v). Amounts do not reflect actual compensation earned by or paid to Mr. McDonald during the applicable year.

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)		Compensation Actually Paid to PEO
2023	$8,210,340	$6,371,293	-$	9,613,111	-$	7,774,064

(a)
Amounts reflect the aggregate grant-date fair value of awards reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for 2023.

(b)
The equity award adjustments reflected in this column were calculated as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Remain Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year		Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year		Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	—	—	—	-$	1,471,356	-$	8,141,754	—	-$	9,613,111
In accordance with the requirements of Item 402(v) of Regulation S-K, the fair values of unvested and outstanding equity awards held by the NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during 2023. For options, the fair values as of each measurement date were determined using a binomial lattice model, with assumptions and methodologies regarding volatility, dividend yield and risk-free rates that are generally consistent with those used to estimate fair value at grant under generally accepted accounting principles. The range of estimates used in the option fair value calculations for 2023 are as follows: (i) remaining option contractual life between 0.4 years- 9.3 years, volatility between 35%-43%, dividend yield of 0%, and risk-free rate between 3.5%-4.8%. The option values in 2023 also reflect the incremental cost associated with the modification of Mr. Dolci’s 2022 SARs. For relative TSR PSUs, the fair values as of each measurement date (prior to the end of the performance period) were determined using a Monte Carlo simulation pricing model. For Adjusted Free Cash Flow PSUs (“FCF PSUs”) and Return on Invested Capital PSUS (“ROIC PSUs”), the fair values reflect the probable outcome of the performance vesting conditions as of each measurement date that are consistent with those used to calculate the grant date fair value of such awards, except that the

FY2020 FCF PSU, the FY22 FCF & ROIC PSU, and the FY23 FCF & ROIC PSU all assumed below-target payout at the end of 2023, while the FY21 FCF & ROIC PSUs assumed above-target payout at the end of 2023.
(3)
Amount reflects the total compensation reported for Mr. Kozy in the “Total” column in the “Summary Compensation Table” for 2023.

(4)
Amount represents “compensation actually paid” to Mr. Kozy, by applying the following adjustments to Mr. Kozy’s total compensation for 2023, as computed in accordance with Item 402(v). Amount does not reflect actual compensation earned by or paid to Mr. Kozy during 2023.

Year	Reported Summary Compensation Table Total for Second PEO	Reported Value of Equity Awards	Equity Award Adjustments(a)	Compensation Actually Paid to Second PEO
2023	$3,060,725	$1,249,961	$1,221,712	$3,032,476

(a)
The equity award adjustments reflected in this column were calculated as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Remain Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year		Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	$750,851	—	$494,309	-$	23,448	—	—	$1,221,712

(5)
Amounts reflect the total compensation reported for LivaNova’s NEOs (excluding Mr. McDonald and Mr. Kozy who served as the PEOs in 2023) in the “Total” column in the “Summary Compensation Table” for each corresponding year. The NEOs whose compensation was included for purposes of calculating the average amounts in each applicable year in this column are as follows: (i) for 2023, Messrs. Shvartsburg, Dolci, and Hutchinson and Ms. Hebbelinck; (ii) for 2022, Messrs. Shvartsburg and Dolci and Mses. Skeffington and Hebbelinck; (iii) for 2021, Messrs. Shvartsburg and Dolci and Mses. Skeffington and Hebbelinck; and (iv) for 2020, Messrs. Huston, Shvartsburg Dolci and Khoury, and Ms. Skeffington.

(6)
Amount for 2023 represents “compensation actually paid” to the non-CEO NEOs as a group, by applying the following adjustments to the average of the non-CEO NEOs’ total compensation for each year, as computed in accordance with Item 402(v). The dollar amounts do not reflect the actual amount of compensation earned by or paid to each NEO during the applicable year.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$2,855,745	$1,642,972	$1,205,159	$2,417,932

(a)
The equity award adjustments reflected in this column were calculated as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Remain Outstanding and Unvested as of Year End		Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year		Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	$1,395,588	-$	151,647	—	-$	38,782	—	—	$1,205,159

(7)
The amounts in this column assume the investment of $100 on December 31, 2019 in LivaNova’s common shares traded on the Nasdaq and the reinvestment of all dividends since that date.

(8)
The amounts in this column assume the investment of $100 on December 31, 2019 in the S&P Healthcare Equipment Index, the peer group used for purposes of the Company’s performance graph pursuant to Item 201(e) of Regulation S-K, and the reinvestment of all dividends since that date.

(9)
Amounts reflect the Company’s net income as reported in its audited financial statements for the applicable year.

(10)
Amounts reflect Adjusted Net Income as the Company-Selected Measure. The Company defines Adjusted Net Income as net income at reported currency exchange rates, after adjustments for the effects of acquisitions, divestitures, restructuring, integration, product remediation, purchase price allocation and intangible amortization, significant litigation, equity compensation, significant non-cash adjustments and other infrequent, unusual or non-recurring items not incurred in the ordinary course of business.

Pay vs. Performance Table Discussion and Analysis
In accordance with the requirements of Item 402(v) of Regulation S-K, LivaNova is providing the following charts to describe the relationships between information presented in the Pay vs. Performance table.
Relationship Between Compensation Actually Paid (CAP) for CEO and Non-CEO NEOs (Average) vs. Cumulative TSR of Company and the Peer Group
The following chart shows the relationship between Compensation Actually Paid to the CEO and the average Compensation Actually Paid to the non-CEO NEOs relative to the Company’s TSR as well as the TSR of the performance graph peer group. As the chart demonstrates, historically, Compensation Actually Paid has been directionally aligned with the movement of rTSR, predominantly as a result of the fact that a substantial portion of executive officer compensation is in the form of long-term incentives where value is tied directly to the Company’s share price. In 2023, Compensation Actually Paid reflects the impact of the CEO’s departure as well as the pay for the new CEO. Compensation actually paid in 2022 reflected a decrease due to the large decrease in stock price that is no longer as pronounced in 2023.
Relationship Between Compensation Actually Paid for CEO and Non-CEO NEOs (Average) vs. Net Income
The following chart shows the relationship between net income and Compensation Actually Paid to the CEO and the average Compensation Actually Paid to the non-CEO NEOs. Net income does not play a direct role in determining compensation for LivaNova short- and long-term incentive plans. To the extent that net income drives stock price performance and returns value to the Company shareholders, it would be expected that net income to impact compensation through the equity instruments included in the Company long-term incentive plan.

Relationship Between Compensation Actually Paid for CEO and Non-CEO NEOs (Average) vs. Adjusted Net Income
The following chart shows the relationship between adjusted net income and Compensation Actually Paid to the CEO and the average Compensation Actually Paid to the non-CEO NEOs. Adjusted net income is one of the two financial metrics used in the Company’s short-term incentive plan and is one of the factors that the CHCM Committee considers when reviewing the compensation of the NEOs annually. Although there was meaningful correlation between CAP and adjusted net income for 2020 and 2021, Compensation Actually Paid in 2022 decreased significantly relative to 2021 despite a significant improvement in adjusted net income in 2022. In a volatile stock market, the CAP for the NEOs is strongly impacted by the LivaNova Stock price, which aligns with shareholders’ interests, although the stock price at the end of 2022 did not necessarily reflect the Company’s improved adjusted net income performance. In 2023, the stock price decrease was not nearly as steep as in 2022, causing the CAP to increase as well.
Most Important Company Performance Measures for Determining Executive Compensation
The most important financial performance measures used by LivaNova to link executive compensation to company performance during fiscal year 2023 were:
•
Net Sales

•
Non-GAAP Net Income

•
Relative TSR

•
Free Cash Flow

•
Return on Invested Capital

PROPOSALS TO BE ACTED UPON AT THE AGM
Further details on the proposals to be acted upon at the AGM are presented in the following section of this proxy statement.
Proposal No. 1 — Election of Directors

The selection of qualified directors is critical to the long-term success of the Company and its shareholders. Director nominees must be able to contribute significantly to the Board’s discussion and decision-making on the broad array of complex issues facing the Company. The Board’s established process for director selection begins with an assessment of LivaNova’s strategic objectives and the skills, experience and qualifications needed to further those objectives. Through that process, the Board has determined that its nominees for election as directors at the AGM collectively represent the best mix of experience, qualifications and skills to further the long-term interests of all shareholders.
The Board is unclassified. Directors are elected for one-year terms.
You are being asked to vote, by separate ordinary resolutions, on the election of the following nine (9) director nominees, each for a one-year term
J. Christopher Barry
Francesco Bianchi
Stacy Enxing Seng
William Kozy
Vladimir Makatsaria
Dr. Sharon O’Kane
Todd Schermerhorn
Brooke Story
Peter Wilver
Detailed information about each director nominee’s background, skill sets and areas of expertise can be found beginning on page 19 of this proxy statement.

Vote Required:
Each director nominee is elected by a simple majority of the total votes cast.
Election is by a majority of the votes cast in an uncontested election such as this one. In a contested election, directors are elected by a plurality of the votes case.
Board Recommendation:
FOR the election to the Board of each of the director nominees.

Proposal No. 2 — Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)

LivaNova’s shareholders are entitled to cast an advisory vote at the AGM to approve the compensation of the Company’s NEOs, as disclosed in this proxy statement. The shareholder vote is an advisory vote only and is not binding on us, the Board, or the CHCM Committee but is required by Section 14A of the Exchange Act.
Although the vote is non-binding, the CHCM Committee and the Board value your opinions and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions. As described more fully in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement, LivaNova’s NEOs are compensated in a manner consistent with the Company’s business strategy, competitive practice, sound compensation governance principles and shareholder interests and concerns. LivaNova’s compensation policies and decisions are focused on pay-for-performance.
LivaNova is requesting your non-binding vote to approve the compensation of its NEOs as disclosed pursuant to Item 402 of Regulation S-K, and as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the proxy statement.

Vote Required:
This advisory vote will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the approval of the compensation of LivaNova’s NEOs as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

Proposal No. 3 — Ratification of the Appointment of PwC-US as the Company’s Independent Registered Public Accounting Firm

The AC Committee has appointed PwC-US as LivaNova’s independent registered public accounting firm for the year ending December 31, 2024, subject to ratification by the Company’s shareholders. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the registered public accounting firm for the year ending December 31, 2024.
LivaNova anticipates that a representative of PwC-US or an affiliated member firm will be present at the AGM. The representative will be given the opportunity to make a statement if they desire to do so and are expected to be available to respond to any appropriate questions that may be submitted by shareholders at the AGM.

Vote Required:
This ordinary resolution vote will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
If this proposal does not receive the required vote for approval, the AC Committee will reconsider the appointment but may decide to maintain its appointment of PwC-US.
Board and Audit and Compliance Committee Recommendation:
FOR the ratification of the appointment of PwC-US as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Fees Paid to PwC
The following table summarizes the aggregate fees billed to us by PwC-US and its respective network member firms including PwC S.p.A. and PwC-UK, LivaNova’s UK statutory auditor (collectively, “PwC”) for services performed in connection with the fiscal years ended December 31, 2023, and 2022 (all numbers for fees in the table below are in thousands):
	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit Fees(1)	$5,687	$5,250
Audit-Related Fees(2)	$20	$35
Tax Fees(3)	$849	$299
Other Non-Audit Services(4)	$2	$1
Total	$6,558	$5,585

(1)
Audit Fees are fees LivaNova paid to PwC for professional services related to the audit of the Company’s annual financial statements and the review of LivaNova’s quarterly financial statements, and for services that are normally provided by the firm in connection with US or international statutory and regulatory filings or engagements.

(2)
Audit-Related Fees consist of aggregate fees to PwC for assurance services.

(3)
Tax Fees include applicable fees paid to PwC for tax services, including tax compliance and tax advice.

(4)
Other Non-Audit Services in 2023 and 2022 are for fees for disclosure checklist access.

Policy on Audit and Compliance Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm
The AC Committee has established an auditor independence policy that addresses the hiring of former employees of the Company’s auditors as well as the provision of audit and non-audit services by the auditors. The policy sets out certain non-audit services that are prohibited at all times as well as a separate list of services that may be permitted if approved by the AC Committee, subject to certain caps (expressed as a percentage of the average of all fees paid to the auditor in each of the prior three years). The AC Committee may approve non-audit services in excess of this cap only if it concludes that the auditor is, or a reasonable investor with knowledge of all relevant facts and circumstances would conclude that the auditor is, capable of exercising objective and impartial judgment on all issues encompassed within the auditor’s engagement. In this same policy, the AC Committee also delegated approval authority to the AC Committee’s Chair (or by resolution to any other member of the AC Committee) to approve any one or more individual audit or permitted non-audit services for which estimated fees do not exceed $100,000. In such cases, the AC Committee Chair reports such approvals at the next scheduled meeting of the AC Committee.
At the beginning of each audit year, management requests prior AC Committee approval of the annual audit, statutory audits and quarterly reviews for the upcoming audit year as well as any other services known at that time. Management will also present at that time an estimate of all fees for the upcoming audit year. As specific engagements are identified thereafter, they are brought forward to the AC Committee for approval.
For each engagement, management provides the AC Committee with information about the services and fees, sufficiently detailed to allow the AC Committee to make an informed judgment about the nature and scope of the services and the potential for the services to impair the independence of the firm. After the end of the audit year, management provides the AC Committee with a summary of the actual fees incurred for the completed audit year.
Audit and Compliance Committee Report
The AC Committee is comprised of four non-employee directors, all of whom are “independent” under the applicable Nasdaq rules and the applicable rules of the SEC. The AC Committee is governed by a written charter which has been approved by the Board.
LivaNova’s management team is responsible for the preparation, presentation and integrity of the consolidated financial statements, maintaining a system of internal controls and having appropriate accounting and financial reporting principles and policies. The independent registered public accounting firm is responsible for planning and carrying out an audit of the consolidated financial statements and an audit of internal controls over financial reporting in accordance with the rules of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the consolidated financial statements’ conformity with US generally accepted accounting principles (“GAAP”) and as to internal controls over financial reporting. The AC Committee monitors and oversees these processes and is responsible for selecting and overseeing the Company’s independent registered public accounting firm. As part of the oversight process, the AC Committee met nine times in 2023. Throughout the year, the AC Committee met with LivaNova’s independent registered public accounting firm, management and internal auditor, both together and separately in closed sessions. In the course of fulfilling its responsibilities, the AC Committee did, among other things, the following:
•
Reviewed and discussed with management and the independent registered public accounting firm LivaNova’s consolidated financial statements for the year ended December 31, 2023, and the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023;

•
Reviewed and discussed with management the review of LivaNova’s internal controls over financial reporting;

•
Reviewed management’s representations that LivaNova’s consolidated financial statements were prepared in accordance with GAAP and present fairly the Company’s results of operations and financial position;

•
Reviewed and discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•
Received the written disclosures and letters from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the AC Committee concerning independence, and discussed with the independent registered public accounting firm its independence;

•
Reviewed and evaluated the performance and quality of the independent registered public accounting firm and its lead audit partner in its determination to recommend the retention of the independent registered public accounting firm, including by assessing the performance of the independent registered public accounting firm from within the AC Committee and from the perspective of management and the internal auditor;

•
Considered whether the provision of non-audit services by LivaNova’s registered public accounting firm is compatible with maintaining the registered public accounting firm’s independence;

•
Reviewed the scope of and overall plans for the annual external audit and the internal audit program;

•
Reviewed applicable new accounting standards with the Company’s CFO, internal audit department and its external auditors;

•
Consulted with management with respect to the Company’s processes for risk assessment and risk mitigation;

•
Reviewed LivaNova’s processes for monitoring compliance with the law and the Company’s policies and Code of Business Conduct and Ethics; and

•
Reviewed and discussed with management its assessment and report on the effectiveness of LivaNova’s internal controls over financial reporting as of December 31, 2023.

Based on its review and discussion of the items listed above and Management’s Report on the Company’s internal controls over financial reporting as of December 31, 2023, the AC Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s US Annual Report on Form 10-K for the year ended December 31, 2023.
Todd Schermerhorn (Chair)
J. Christopher Barry
Francesco Bianchi
Peter Wilver
Proposal No. 4 — Approval of Amendment No. 1 to the Amended and Restated LivaNova PLC 2022 Incentive Award Plan

Proposal No. 4 is to approve Amendment No. 1 (the “A&R 2022 Plan Amendment”) to the Amended and Restated LivaNova PLC 2022 Incentive Award Plan (the “A&R 2022 Plan”) for its employees. The full terms of the A&R 2022 Plan Amendment are set out in Appendix A to this proxy statement.
The Company is seeking shareholder approval of the A&R 2022 Plan Amendment to ensure that the Company has an appropriate number of shares available to have a competitive employee equity incentive program to compete with the Company’s peer group for key talent.
The Company currently grants equity incentive awards to its employees under the A&R 2022 Plan. Due in part to significant non-recurring grants made as part of the executive leadership transition, including to the former Interim CEO and current CEO, LivaNova anticipates that, by early 2025, the number of authorized shares remaining under the A&R 2022 Plan will be insufficient for the Company to continue to make equity-based compensation a meaningful part of the Company’s employees’ and executives’ overall compensation.
As of March 31, 2024, 746,126 shares remained available for future grants under the A&R 2022 Plan in the form of options or stock appreciation rights (“SARs”), and 457,358 shares remained available for future grants in the form of awards other than options or SARs.
The Board approved and adopted the A&R 2022 Plan Amendment, to be effective immediately following the AGM, subject to shareholder approval at the AGM. The Board adopted the A&R 2022 Plan Amendment in order to increase the aggregate number of shares that can be issued pursuant to options or SARs from 2,250,000 to 2,950,000, and the number of shares that can be issued pursuant to awards other than options or SARs from 1,500,000 to 2,000,000. The other terms of the A&R 2022 Plan, including its expiration date, remain unchanged by the A&R 2022 Plan Amendment.
As of March 31, 2024, a total of 3,526,905 shares were subject to outstanding awards of options or SARs under the A&R 2022 Plan and other predecessor plans. These awards had a weighted average exercise price of $60.91 and a weighted average remaining contractual life of 7.36 years. In addition, 1,110,320

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the approval of Amendment No. 1 to the Amended and Restated LivaNova PLC 2022 Incentive Award Plan.

shares were subject to other types of awards outstanding under the A&R 2022 Plan and other predecessor plans. Under the 2015 Incentive Award Plan, as amended (the “2015 Plan”), 11,064 shares remained available for issuance pursuant to awards as of March 31, 2024. In accordance with its terms, awards under the 2015 Plan may be granted solely to non-employee directors.
If this proposal does not receive the required vote for approval, then the A&R 2022 Plan will remain in effect in accordance with its existing terms, and the Company will continue to grant equity incentive awards under the A&R 2022 Plan. However, as noted above, in early 2025, the Company expects that it may have an insufficient number of shares available to continue to make equity-based compensation a meaningful part of its employees’ and executives’ overall compensation. Further, the Company believes its ability to retain and attract talented personnel could be adversely affected due to the ability of its competitors to offer long-term equity compensation to those individuals and its inability to do so. Without sufficient share capacity in its compensation program, the Company could lose employees or be forced to pay more compensation in cash to maintain competitive levels of compensation.
Awards Granted under the A&R 2022 Plan
No awards made under the A&R 2022 Plan prior to the date of the Annual Meeting were granted subject to shareholder approval of this proposal. Future grants under the A&R 2022 Plan will be made at the discretion of the Administrator and, accordingly, are not yet determinable. In addition, benefits under the A&R 2022 Plan will depend on a number of factors, including the fair market value of Ordinary Shares on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the A&R 2022 Plan.
The following table sets forth information with respect to the number of outstanding SARs, RSUs, and PSUs that have been granted to the named executive officers and the specified groups set forth below under the A&R 2022 Plan as of March 31, 2024. On March 31, 2024, the closing price of the underlying shares of Ordinary Shares traded on the Nasdaq was $55.94 per share.
Name/Group	SARs	RSUs	PSUs(1)
Vladimir Makatsaria, Chief Executive Officer	81,577	37,316	47,817
Damien McDonald, Former Chief Executive Officer	—	—	—
William Kozy, Former Interim CEO	—	—	—
Alex Shvartsburg, CFO	35,720	14,242	33,212
Marco Dolci, Former President, Cardiopulmonary BU	12,555	4,432	11,820
Michael Hutchinson, SVP, Chief Legal Officer and Company Secretary	25,255	17,002	23,437
Trui Hebbelinck, CHRO	20,092	8,011	18,681
Stephanie Bolton, President, Global Epilepsy	22,365	8,904	20,466
All executive officers as a group (5 persons)	185,009	85,475	143,613
All non-executive directors as a group (9 persons)	—	—	—
Each other person who received or is to receive 5% of such options, warrants or rights	—	—	—
All employees (other than executive officers) as a group (718 persons)	1,316,120	580,071	68,781

(1)
The number of shares represents the target number of shares that could be issued underlying the PSUs.

Description of the A&R 2022 Plan (Including Impact of Shareholder Approval of the A&R 2022 Plan Amendment)
The following is a summary of the material features of the A&R 2022 Plan, as proposed to be amended by the A&R 2022 Plan Amendment. This summary is qualified in its entirety by the full text of the A&R 2022 Plan and the A&R 2022 Plan Amendment. The full terms of the A&R 2022 Plan Amendment are set out in Appendix A to this proxy statement.
Purpose
The purpose of the A&R 2022 Plan is to promote the success and enhance the value of the Company by linking the individual interests of the employees to those of company shareholders and provide an incentive for outstanding performance to generate superior returns to Company shareholders.
Administration
The A&R 2022 Plan will be administered by the CHCM Committee of the Board or a committee of one or more members of the Board or one or more officers of the Company authorized by the CHCM Committee or the Board to grant awards under the A&R 2022 Plan in a manner that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (the “Administrator”). The Administrator has the authority to interpret the A&R 2022 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the A&R 2022 Plan.
Eligibility
Only employees of the Company and its subsidiaries will be eligible to receive awards under the A&R 2022 Plan, which constitutes approximately 2,900 individuals.
Shares
The total number of Ordinary Shares available for awards under the A&R 2022 Plan may not exceed (i) 2,250,000 shares (or, upon approval of the A&R 2022 Plan Amendment, 2,950,000 shares) pursuant to options or SARs; and (ii) 1,500,000 shares (or, upon approval of the A&R 2022 Plan Amendment, 2,000,000 shares) pursuant to awards other than options or SARs.
If any shares subject to an award are forfeited, lapse, or expire, or if any shares subject to an award are converted to shares of another company in connection with a takeover, sale, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or if any award is settled for cash (in whole or in part) or repurchased, the shares subject to such award shall, to the extent of such forfeiture, lapse, expiration or cash settlement, again be available for future grants of awards under the A&R 2022 Plan.
The following shares, however, shall not be added to the shares authorized for grant: (i) shares tendered by a holder or withheld by the Company in payment of the exercise price of an option; (ii) shares tendered by the holder or withheld by the Company to satisfy any tax withholding obligation with respect to any award; (iii) shares subject to a SAR that are not issued in connection with the settlement of the SAR in shares upon exercise thereof; and (iv) shares purchased on the open market with the cash proceeds from the exercise of options. No shares may again be optioned, granted or awarded if such action would cause an incentive stock option to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986 (the “Code”).
Types of awards
The A&R 2022 Plan permits the issuance of incentive stock options, non-statutory stock options, SARs, restricted stock, restricted stock units (“RSUs”), other stock- or cash-based awards, and dividend equivalent rights.

The A&R 2022 Plan permits the Administrator to designate the eligible individuals who will receive awards, to determine the types and number of awards to be granted, the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, and the vesting schedule applicable to an award, to determine whether, to what extent, and under what circumstances an award may be settled or forfeited, prescribe the form of each award agreement, which need not be identical for each participant, and decide all other matters that must be determined in connection with an award.
Under the terms of the A&R 2022 Plan, the Company is authorized to award or grant the following types of equity and equity-based awards to employees of the Company and its subsidiaries:
Options and SARs:   The Administrator is authorized to grant options and SARs to eligible individuals in such amounts and subject to such terms and conditions as determined by the Administrator. Options granted under the A&R 2022 Plan may be incentive stock options or nonqualified stock options. The Administrator will determine the term of each option and SAR, which may not exceed ten years, or five years in the case of an incentive stock option granted to a greater than ten percent shareholder, the exercise price, which shall not be less than the fair market value of a share on the grant date, or in the case of an incentive stock option granted to a greater than ten percent shareholder, 110% of the fair market value of a share on the grant date, the vesting schedule, if any, and the other material terms of each option and SAR, provided that the vesting period will in all cases be at least 12 months from the grant date. Unless otherwise provided by the Administrator or directed by the holder, each vested and exercisable option and SAR outstanding on the last day of the term, such option or SAR with an exercise price per share that is less than the fair market value per share as of such date, shall automatically be exercised.
Restricted Stock:   The Administrator is authorized to grant restricted stock to eligible individuals under the A&R 2022 Plan. The Administrator will determine the terms and conditions of restricted stock, including vesting conditions, provided that the vesting period will in all cases be at least 12 months from the grant date. Unless otherwise provided by the Administrator, holders of restricted stock will generally have all of the rights of a shareholder with respect to such restricted stock, including the right to receive dividends and other distributions, provided that any dividends that are paid prior to vesting shall only be paid out to the holder to the extent that vesting conditions are subsequently satisfied. Upon a termination of service all unvested restricted stock shall be forfeited, or if the holder paid a purchase price for such restricted stock, will be subject to a repurchase right by the Company at a price equal to the purchase price or such other amount as specified in the applicable award agreement, except that in the event of a holder’s death or disability, the Administrator may provide for the acceleration of unvested restricted stock.
RSU:   The Administrator is authorized to grant RSUs to eligible individuals under the A&R 2022 Plan. The Administrator will determine the terms and conditions of RSUs, including any purchase price, provided that the value of the consideration shall not be less than the par value of a share unless otherwise permitted by applicable law, the term of the RSUs, the vesting conditions, providing that the vesting period will in all cases be at least 12 months from the grant date, and the maturity date, which shall be no later than the vesting date and shall comply with Section 409A of the Code. An award of RSUs shall only be settled while the holder is an employee, unless the Administrator provides for settlement following termination of service in the event of the holder’s death or disability.
Other Stock or Cash-Based Award:   The Administrator is authorized to grant other stock or cash-based awards, including awards entitling a holder to receive shares or cash to be delivered immediately or in the future, to any eligible individual. The Administrator shall determine the terms and conditions of each stock or cash-based award, including the term of the award, any exercise or purchase price, performance goals, transfer restrictions, and vesting conditions, but the vesting period shall in all cases be a period of at least 12 months from the grant date.
Dividend Equivalent Award:   The Administrator is authorized to grant dividend equivalents, either alone or in tandem with another award (other than an option or SAR), based on dividends declared on Ordinary Shares, to be credited as of dividend payment dates determined by the Administrator, payable in cash or shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, dividend equivalents with respect to an award that are based on dividends paid prior to the vesting of such award shall only be paid out to the holder to the extent that the vesting conditions are subsequently satisfied and the award vests.

Notwithstanding each of the foregoing provisions, up to a maximum of five percent (5%) of the maximum aggregate number of shares that may be issued under the A&R 2022 Plan without regard for any limitations or other requirements for vesting or transferability under the A&R 2022 Plan.
Change in Control
In the event of a change in control as defined in the A&R 2022 Plan and as explained further below (a “Change in Control”), unless the Administrator elects to (i) terminate an award in exchange for cash, rights or property, or (ii) cause an award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, (A) such award (other than any portion subject to performance- based vesting) shall continue in effect or be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such award subject to performance-based vesting shall be subject to the terms and conditions of the applicable award agreement or the Administrator’s discretion.
In the event that the successor corporation in a Change in Control refuses to assume or substitute for an award (other than any portion subject to performance-based vesting), the Administrator may cause (i) any or all of such award (or portion thereof) to terminate in exchange for cash, rights or other property or (ii) any or all of such award (or portion thereof) to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such award to lapse. If any such award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the holder that such award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such award shall terminate upon the expiration of such period.
An award shall be considered assumed if, following the Change in Control, the award confers the right to purchase or receive the same consideration as shareholders or an equivalent number of shares of the successor corporation, and an award with performance-based vesting will not be considered assumed if the applicable performance goals are modified without the holder’s consent in a manner that could reasonably be expected to have a material adverse impact on the holder.
For purposes of the A&R 2022 Plan, a Change in Control shall generally mean the sale of all or substantially all of the assets of the Company, or a takeover in which any person (or a group of persons acting in concert) obtains control of the Company as the result of (a) making a general offer to: (i) acquire all of the issued Ordinary Share capital of the Company, conditional on having control of the company; (ii) acquire all of the shares in the Company which are of the same class as the Ordinary Shares; or (b) obtains control of the Company as a result of a compromise or arrangement sanctioned by a court under Section 899 of the Companies Act 2006, or sanctioned under any other similar law of another jurisdiction; or (c) becomes bound or entitled under Sections 979 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares; or (d) obtains control of the Company in any other way, provided that for award holders subject to Section 409A of the Code, to the extent that any amount payable under the A&R 2022 Plan constitutes non-exempt deferred compensation for purposes of Section 409A of the Code, such amount shall not be payable due to a Change in Control unless it also constitutes a “change in control event” as defined in the regulations promulgated under Section 409A.
Tax Withholding
As a condition of the grant, all participants agree that the ultimate liability for all income tax, National Insurance contributions and any other social security contributions (including employer’s National Insurance contributions or other employer’s social security contributions to the extent such amounts may be lawfully recovered from the relevant holder) or any other relevant taxes (including, but not limited, to any federal, state, local or foreign taxes) related to the grant, vesting or exercise of any award, the transfer or issue of any shares or cash upon satisfaction of any award, any restrictions applicable to shares ceasing to apply, the disposal of any shares, or the participation in the A&R 2022 Plan (a “Tax Liability”) is and remains the responsibility of the relevant holder. The Company has reserved the authority to withhold, or require a holder to remit to the Company (or, if different, their employer), an amount sufficient to satisfy any Tax Liability. Holders also irrevocably agree to pay to the Company (or, if different, their employer) the amount of any Tax Liability or to enter into arrangements satisfactory to the Company (or the employer, as applicable) for the payment of any Tax Liability, and the A&R 2022 Plan also includes an indemnity in favor of the Company in respect of a holder’s liability to pay any Tax Liability.
Amendment and Termination of Plan
The A&R 2022 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, no amendment, suspension or termination of the A&R 2022 Plan shall, without the consent of the holder, materially and adversely affect any rights or obligations under any outstanding award, unless the award itself otherwise expressly so provides.
However, the Board may not, except as provided under “Adjustments in the Event of Corporate Events,” take any of the following actions without approval of the Company’s shareholders: (i) increase the maximum number of shares which may be issued under the A&R 2022 Plan, (ii) reduce the price per share of any outstanding option or SAR granted under the A&R 2022 Plan, (iii) cancel any Option or SAR in exchange for cash or another award, or (iv) any other action that may require approval of the Company’s shareholders under applicable law.
Term of Plan
The A&R 2022 Plan will expire on April 20, 2032, corresponding to the 10th anniversary of the date the predecessor plan to the A&R 2022 Plan was originally approved by the Board, after which no awards may be granted or awarded. Any awards that are outstanding following the expiration of the A&R 2022 Plan shall remain in force according to the terms of the A&R 2022 Plan and the applicable award agreement.
Adjustments in the Event of Corporate Events
In the event of any dividend in specie, sub-division of shares, combination or exchange of shares, merger, consolidation of shares or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company, or the share price of the Company’s shares, the Administrator will make equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the A&R 2022 Plan; (ii) the number and kind of shares (or other securities or property) subject to outstanding awards; (iii) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding awards under the A&R 2022 Plan. Upon any such change affecting the shares of the Company, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, may also take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the A&R 2022 Plan or with respect to any award under the A&R 2022 Plan: (A) provide for the termination of any such award in exchange for an amount of cash and/or other property with an equivalent value; (B) provide that such award be assumed by the successor or survivor corporation, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, with appropriate adjustments; (C) make adjustments in the number and type of shares (or other securities or property) subject to outstanding awards, and/or in the terms and conditions of (including the grant or exercise price); (D) provide that such award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the A&R 2022 Plan or the applicable award agreement; (E) replace such award with other rights or property selected by the Administrator; or (F) provide that the award cannot vest, be exercised or become payable after such event.
In the event of an equity restructuring, meaning a nonreciprocal transaction between the Company and its shareholders, such as a dividend in specie, sub-division of shares, consolidation of shares, spin-off or demerger, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares (or other securities of the Company) or the share price of the shares (or other securities) and causes a change in the per-share value of the shares underlying outstanding awards (i) equitable adjustments to the number and type of securities subject to each outstanding award and the exercise price or grant price thereof, if applicable, shall be non-discretionary, and (ii) the Administrator shall make such equitable adjustments as it may deem appropriate to the aggregate number and kind of shares that may be issued under the A&R 2022 Plan.

Malus and Claw-Back Provisions
All awards (including any proceeds upon any receipt or exercise of any award or upon the receipt or resale of any shares underlying the award) shall be subject to the terms of applicable law that regulates executive remuneration and compensation from time to time and the provisions of any malus or claw-back policy implemented by the Company, including, without limitation, the LivaNova Compensation Recoupment Policy and any malus or claw-back policy adopted to comply with the requirements of applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such malus or claw-back policy and/or in the applicable award agreement.
Prohibition on Repricing
Other than in connection with a corporate event, the Administrator shall not, without the approval of the shareholders of the Company, (i) authorize the amendment of any outstanding option or SAR to reduce its price per share, or (ii) cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. Furthermore, except in connection with a corporate transaction involving the Company (including, without limitation, any dividend in specie, sub-division of shares, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price per share of outstanding options or SARs or to cancel outstanding options or SARs in exchange for cash or other awards with an exercise price per share that is less than the exercise price per share of the original options or SARs without the approval of the shareholders of the Company.
Securities Registration
If the A&R 2022 Plan Amendment is approved by the Company’s shareholders, LivaNova expects to file as soon as reasonably practicable after the AGM a Registration Statement on Form S-8 with the SEC to register the additional shares that will be issuable pursuant to the A&R 2022 Plan.
Federal Income Tax Consequences
The following is a brief summary of the principal US federal income tax consequences of the A&R 2022 Plan for a participant who is a US tax resident under the provisions of the Internal Revenue Code, as currently in effect. The Internal Revenue Code and regulations are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income and other tax consequences. The specific tax consequences to a participant will depend upon a participant’s individual circumstances. The Program is not qualified under Section 401(a) of the Internal Revenue Code.
Options and SARs.   Options granted under the A&R 2022 Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the IRC, or nonqualified stock options, which are not intended to meet such requirements. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the participant (except possible alternative minimum tax upon an exercise) or a deduction to the Company. If: (i) the participant makes no disposition of the shares acquired pursuant to an incentive stock option within two (2) years from the date of grant or within one year from the exercise of the option; and (ii) at all times during the period beginning on the date of the grant of the option and ending on the day three months before the date of such exercise, the participant was an employee of either the Company or one of its subsidiaries, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction for federal income tax purposes. The grant of nonqualified stock options and SARs will not result in income taxable to the participant or provide a deduction to the Company. However, the exercise of a nonqualified stock option or SAR results in taxable income to the holder, and the Company is entitled to a corresponding tax deduction. At the time of the exercise of a nonqualified stock option, the participant will be taxed at ordinary income tax rates on the excess of the fair market value of the shares purchased over the option’s exercise price. At the time of the exercise of a SAR, the participant will be taxed at ordinary income tax rates on the amount of the cash, or the fair market value of the shares, received by the employee upon exercise.

Restricted Stock Awards.   A participant in the Program who is granted a restricted stock award will not be taxed upon the acquisition of such shares so long as the interest in such shares is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code. Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates on an amount equal to the then current fair market value of the shares. Any such awards that are not subject to a substantial risk of forfeiture will be taxed at the time of grant. The Company will be entitled to a corresponding deduction when the value of the award is included in the recipient’s taxable income, subject to the limits of Section 162(m) of the Code. The basis of restricted shares held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be a long-term or short-term capital gain or loss, depending upon the length of time the shares are held. Pursuant to Section 83(b) of the Internal Revenue Code, a recipient of a restricted stock award may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted shares at the time of grant. If the 83(b) election is made, the basis of the shares so acquired will be equal to the fair market value at the time of grant. If the election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.
RSU.   A participant who is granted an RSU will not be taxed upon the grant of the award. Upon receipt of payment of cash or Ordinary Shares pursuant to an RSU, the participant will realize ordinary income in an amount equal to any cash received and the fair market value of any Ordinary Shares received, and subject to the limits of Section 162(m) of the Code, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.
Other Awards.   With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any Ordinary Shares or other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.
Dividend Equivalents.   A recipient of dividend equivalents generally will recognize ordinary income at the time the dividend equivalent is paid. The Company will be entitled to a corresponding deduction equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m) of the Code.
Proposal No. 5 — Approval of Amendment No. 2 to the LivaNova PLC 2015 Incentive Award Plan

Proposal No. 5 is to approve Amendment No. 2 (the “2015 Plan Amendment”) to the LivaNova PLC 2015 Incentive Award Plan (as amended, the “Plan”) in order to provide equity-based compensation to non-employee directors. The full terms of the 2015 Plan Amendment are set out in Appendix B to this proxy statement.
LivaNova is seeking shareholder approval of the 2015 Plan Amendment to ensure that the Company has an appropriate number of shares available to continue to provide equity-based compensation to non-employee directors in accordance with LivaNova’s Remuneration Policy.
The Company currently grants equity incentive awards to its non-employee directors under the 2015 Plan. In 2022, the Company sought and received approval for the creation of the A&R 2022 Plan for employees and at the same time, sought and received approval to amend the 2015 Plan such that it would only serve to provide equity-based compensation to non-employee directors. LivaNova anticipates that in 2024, the number of authorized shares remaining under the 2015 Plan will be insufficient for the Company to grant equity-based awards to non-employee directors in accordance with LivaNova’s Non-Employee Director Compensation Policy.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the approval of Amendment No. 2 to the LivaNova PLC 2015 Incentive Award Plan.

As of March 31, 2024, 11,064 shares remained available for future grants under the 2015 Plan.
The Board approved and adopted the 2015 Plan Amendment, to be effective immediately following the AGM, subject to shareholder approval at the AGM. The Board adopted the 2015 Plan Amendment in order to increase the aggregate number of shares that can be issued to non-employee directors under the 2015 Plan on or after the Company’s Annual General Meeting in 2024 from 50,000 to 150,000 and to extend the expiration date of the 2015 Plan to April 17th, 2034, corresponding to the 10th anniversary of the date the 2015 Plan Amendment was approved by the Board. The other terms of the 2015 Plan remain unchanged by the 2015 Plan Amendment.
As of March 31, 2024, a total of 1,959,231 shares were subject to outstanding awards of options or SARs under the 2015 Plan. These awards had a weighted average exercise price of $70.31 and a weighted average remaining contractual life of 5.94 years. In addition, 217,150 shares were subject to other types of awards outstanding under the 2015 Plan.
If this proposal does not receive the required vote for approval, then the 2015 Plan will remain in effect in accordance with its existing terms, and LivaNova will continue to grant equity incentive awards under the 2015 Plan. However, as noted above, in 2024, the Company expects that it may have an insufficient number of shares available to grant equity-based awards to non-employee directors in accordance with LivaNova’s Non-Employee Director Compensation Policy. Further, LivaNova believes its ability to retain and attract talented non-employee directors could be adversely affected due to the ability of the Company’s competitors to offer long-term equity compensation to those individuals and its inability to do so. Without sufficient share capacity in the Company’s non-employee director compensation program, LivaNova could lose non-employee directors or be forced to pay more compensation in cash to maintain competitive levels of compensation.

New Awards Granted Under the Amended 2015 Plan
LivaNova’s non-employee directors will each receive an annual grant of time-vesting RSUs under the 2015 Plan pursuant to the Non-Employee Director Equity Compensation Policy set forth in the Company’s remuneration policy, as reflected in the table below and as further described above under “Director Compensation.” All other future grants under the 2015 Plan are within the discretion of the Administrator (as defined below) and the benefits of such grants are, therefore, not determinable. No awards made under the 2015 Plan prior to the date of the AGM were granted, subject to shareholder approval of this proposal.
Name/Group	Dollar Value of RSUs	RSUs
All non-employee directors as a group (9 persons)	$1,695,000	(1)

(1)
Number of RSUs will not be determinable until the grant date.

History of Awards Granted under the 2015 Plan
The following table sets forth information with respect to the number of outstanding SARs, RSUs, and PSUs that have been granted to the named executive officers and the specified groups set forth below under the 2015 Plan as of March 31, 2024 (noting that, pursuant to a prior amendment, since the Company’s Annual General Meeting in 2022, eligible individuals under the 2015 Plan are limited to non-employee directors). On March 31, 2024, the closing price of the underlying shares of LivaNova’s Ordinary Shares traded on Nasdaq was $55.94 per share.
Name/Group	SARs	RSUs	PSUs(1)
Vladimir Makatsaria, Chief Executive Officer	0	0	0
Damien McDonald, Former Chief Executive Officer	0	0	0
William Kozy, Former Interim CEO	0	1,034	0
Alex Shvartsburg, CFO	40,573	4,870	7,312
Marco Dolci, Former President, Cardiopulmonary BU	25,837	2,376	6,093
Michael Hutchinson, SVP, Chief Legal Officer and Company Secretary	0	0	0
Stephanie Bolton, President, Global Epilepsy	22,661	1,340	3,656
Trui Hebbelinck, CHRO	30,880	2,053	5,484
All executive officers as a group (5 persons)	94,114	8,263	16,452
All non-employee directors as a group (9 persons)	0	20,469	0
Each associate of the above-mentioned directors or executive officers	0	0	0
Each other person who received or is to receive 5% of such options, warrants or rights	0	0	0
All employees (other than executive officers) as a group (616 persons)	1,865,117	139,251	31,681

(1)
The number of shares represents the target number of shares that could be issued underlying the PSUs.

Description of the 2015 Plan (Including Impact of Shareholder Approval of the 2015 Plan Amendment)
The following is a summary of the material features of the 2015 Plan, as proposed to be amended by the 2015 Plan Amendment, including the impact of shareholder approval of the 2015 Plan Amendment. This summary is qualified in its entirety by the full text of the 2015 Plan and the 2015 Plan Amendment. The full terms of the 2015 Plan Amendment are set out in Appendix B to this proxy statement.
Purpose
The purpose of the 2015 Plan is to promote the success and enhance the value of the Company by linking the individual interests of the non-employee directors to those of Company shareholders and provide an incentive for outstanding performance to generate superior returns to Company shareholders. The 2015 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of non-employee directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
Administration
The 2015 Plan is administered by the Board or a committee of one or more members of the Board or one or more officers of the Company authorized by the Board to grant awards under the 2015 Plan in a manner that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (the “Administrator”). The Administrator has the authority to interpret the 2015 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2015 Plan.
Eligibility
Only non-employee directors of the Company are eligible to receive awards under the 2015 Plan, which constitutes nine individuals currently.

Shares
The total number of LivaNova’s Ordinary Shares available for awards under the 2015 Plan may not exceed 8,800,000; provided that no more than an aggregate of 50,000 shares (or, upon approval of the 2015 Plan Amendment, 150,000 shares) may be issued or transferred pursuant to awards under the 2015 Plan granted on or after the AGM.
If any shares subject to an award are forfeited or expire, or if any shares subject to an award are converted to shares of another company in connection with a takeover, sale, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or if any award is settled for cash (in whole or in part) or repurchased, the shares subject to such award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of awards under the 2015 Plan.
The following shares, however, shall not be added to the shares authorized for grant: (i) shares tendered by a holder or withheld by the Company in payment of the exercise price of an option; (ii) shares tendered by the holder or withheld by the Company to satisfy any tax withholding obligation with respect to any option or SAR; (iii) shares subject to a SAR that are not issued in connection with the settlement of the SAR in shares upon exercise thereof; and (iv) shares purchased on the open market with the cash proceeds from the exercise of options. No shares may again be optioned, granted or awarded if such action would cause an incentive stock option to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986 (the “Internal Revenue Code”).
Non-Employee Director Remuneration Policy; Director Limit
The Administrator, in its sole discretion, may provide that awards granted to non-employee directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the 2015 Plan. The Non-Employee Director Equity Compensation Policy is set forth in the Company’s remuneration policy. The Non-Employee Director Equity Compensation Policy shall set forth the type of award(s) to be granted to non-employee directors, the number of shares to be subject to non-employee director awards, the conditions on which such awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its sole discretion. Notwithstanding any provision to the contrary in the 2015 Plan or in the Non-Employee Director Equity Compensation Policy, the sum of the grant date fair value of equity-based awards and the amount of any cash-based awards granted to a Non-Employee Director during any calendar year shall not exceed $500,000 (the “Director Limit”).
Types of Awards
The 2015 Plan permits the issuance of incentive stock options, non-statutory stock options, SARs, restricted stock, RSUs, other stock- or cash-based awards, and dividend equivalent rights. However, at present, pursuant to the Non-Employee Director Equity Compensation Policy set forth in LivaNova’s remuneration policy, LivaNova’s non-employee directors receive annual equity award grants solely in the form of time-vesting RSUs under the 2015 Plan.
The 2015 Plan permits the Administrator to designate the eligible individuals who will receive awards, to determine the types and number of awards to be granted, the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, and the vesting schedule applicable to an award, to determine whether, to what extent, and under what circumstances an award may be settled or forfeited, prescribe the form of each award agreement, which (except for any non-employee director’s right to awards that may be required pursuant to the Company’s Non-Employee Director Equity Compensation Policy set forth in the Company’s remuneration policy) need not be identical for each participant, and decide all other matters that must be determined in connection with an award.
Under the terms of the 2015 Plan, the Company is authorized to award or grant the following types of equity and equity-based awards to non-employee directors of the Company:
Options and SARs:   The Administrator is authorized to grant options and SARs to eligible individuals in such amounts and subject to such terms and conditions as determined by the Administrator. Options granted under the 2015 Plan may be incentive stock options or nonqualified stock options. The Administrator will determine for each option or SAR: (i) the term, which may not exceed ten years, or five years in the case of an incentive stock option granted to a greater than ten percent shareholder; (ii) the exercise price, which shall not be less than the fair market value of a share on the grant date, or in the case of an incentive stock option granted to a greater than ten percent shareholder, 110% of the fair market value of a share on the grant date; (iii) the vesting schedule, if any; and (iv) any other material terms. Unless otherwise provided by the Administrator or directed by the holder, each vested and exercisable option or SAR outstanding on the last day of the term with an exercise price per share that is less than the fair market value per share as of such date, shall automatically be exercised.
Restricted Stock:   The Administrator is authorized to grant restricted stock to eligible individuals under the 2015 Plan. The Administrator will determine the terms and conditions of restricted stock, including vesting conditions. Unless otherwise provided by the Administrator, holders of restricted stock will generally have all of the rights of a shareholder with respect to such restricted stock, including the right to receive dividends and other distributions, provided that, with respect to any share of restricted stock with performance-based vesting, any dividends that are paid prior to vesting shall only be paid out to the holder to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests. Upon a termination of service, all unvested restricted stock shall be forfeited, or if the holder paid a purchase price for such restricted stock, will be subject to a repurchase right by the Company at a price equal to the purchase price or such other amount as specified in the applicable award agreement, except that the Administrator may, on such terms and conditions as it may determine to be appropriate, provide for the acceleration of unvested restricted stock.
RSU:   The Administrator is authorized to grant RSUs to eligible individuals under the 2015 Plan. The Administrator will determine the terms and conditions of RSUs, including any purchase price, provided that the value of the consideration shall not be less than the par value of a share unless otherwise permitted by applicable law, the term of the RSUs, the vesting conditions, and the maturity date, which shall be no later than the vesting date and shall comply with Section 409A of the Internal Revenue Code. An award of RSUs shall only be settled while the holder is a member of the Board, unless the Administrator provides for settlement following termination of service in certain events, including a Change in Control (as defined below), the holder’s death, retirement or disability or any other specified termination of service.
Other Stock or Cash-Based Award:   The Administrator is authorized to grant other stock or cash-based awards, including awards entitling a holder to receive shares or cash to be delivered immediately or in the future, to any eligible individual. The Administrator shall determine the terms and conditions of each stock or cash-based award, including the term of the award, any exercise or purchase price, performance goals, transfer restrictions, and vesting conditions.
Dividend Equivalent Award:   The Administrator is authorized to grant dividend equivalents, either alone or in tandem with another award (other than an option or SAR), based on dividends declared on Ordinary Shares, to be credited as of dividend payment dates determined by the Administrator, payable in cash or shares by such formulas and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, dividend equivalents with respect to an award with performance-based vesting that are based on dividends paid prior to the vesting of such award shall only be paid out to the holder to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests.
Change in Control
In the event of a change in control as defined in the 2015 Plan and as explained further below (a “Change in Control”), unless the Administrator elects to (i) terminate an award in exchange for cash, rights or property, or (ii) cause an award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, (a) such award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (b) the portion of such award subject to performance-based vesting shall be subject to the terms and conditions of the applicable award agreement or the Administrator’s discretion.
In the event that the successor corporation in a Change in Control refuses to assume or substitute for an award (other than any portion subject to performance-based vesting), the Administrator may cause (i) any or all of such award (or portion thereof) to terminate in exchange for cash, rights or other property or (ii) any or all of such award (or portion thereof) to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such award to lapse. If any such award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the holder that such award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such award shall terminate upon the expiration of such period.
An award shall be considered assumed if, following the Change in Control, the award confers the right to purchase or receive the same consideration or an equivalent number of shares as shareholders of the successor corporation.
For purposes of the 2015 Plan, a Change in Control shall generally mean the sale of all or substantially all of the assets of the Company, or a takeover in which any person (or a group of persons acting in concert) obtains control of the Company as the result of (a) making a general offer to: (i) acquire all of the issued Ordinary Share capital of the Company, conditional on having control of the company; (ii) acquire all of the shares in the Company which are of the same class as the Ordinary Shares; or (b) obtains control of the Company as a result of a compromise or arrangement sanctioned by a court under Section 899 of the Companies Act 2006, or sanctioned under any other similar law of another jurisdiction; or (c) becomes bound or entitled under Sections 979 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares; or (d) obtains control of the Company in any other way, provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
Tax Withholding
The Company has the authority and the right to deduct or withhold, or require a holder to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes required by law to be withheld or otherwise arising with respect to any taxable event concerning a holder arising as a result of the 2015 Plan or any award thereunder.
Amendment and Termination of 2015 Plan
The 2015 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that no amendment, suspension or termination of the 2015 Plan shall, without the consent of the holder, materially and adversely affect any rights or obligations under any outstanding award, unless the award itself otherwise expressly so provides.
However, the Board may not, except as provided below under “Adjustments in the Event of Corporate Events,” take any of the following actions without approval of the Company’s shareholders given within 12 months before or after such action: (i) increase the maximum number of shares which may be issued under the 2015 Plan or the Director Limit, (ii) reduce the price per share of any outstanding option or SAR granted under the 2015 Plan, or (iii) cancel any option or SAR in exchange for cash or another award.
Term of 2015 Plan
The 2015 Plan will expire on October 19th, 2025 (or, upon approval of the 2015 Plan Amendment, June 15th, corresponding to the 10th anniversary of the date the 2015 Plan Amendment was approved by the Board), after which no awards may be granted or awarded. Any awards that are outstanding following the expiration of the 2015 Plan shall remain in force according to the terms of the 2015 Plan and the applicable award agreement.
Adjustments in the Event of Corporate Events
In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company, or the share price of the Company’s shares, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the 2015 Plan; (ii) the number and kind of shares (or other securities or property) subject to outstanding awards; (iii) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto); (iv) the grant or exercise price per share for any outstanding awards under the 2015 Plan; and (v) the number and kind of shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing non-employee directors pursuant to the Non-Employee Director Equity Compensation Policy set forth in the Company’s remuneration policy. Upon any such change affecting the shares of the Company, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, may also take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2015 Plan or with respect to any award under the 2015 Plan: (a) provide for the termination of any such award in exchange for an amount of cash and/or other property with an equivalent value; (b) provide that such award be assumed by the successor or survivor corporation, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, with appropriate adjustments; (c) make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding awards, and/or in the terms and conditions of (including the grant or exercise price); (d) provide that such award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the 2015 Plan or the applicable award agreement; (e) replace such award with other rights or property selected by the Administrator; or (f) provide that the award cannot vest, be exercised or become payable after such event.
In the event of an equity restructuring, meaning a nonreciprocal transaction between the Company and its shareholders, such as without limitation a dividend in specie, sub-division of shares, consolidation of shares, spin-off or demerger, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares (or other securities of the Company) or the share price of the shares (or other securities) and causes a change in the per-share value of the shares underlying outstanding awards (i) equitable adjustments to the number and type of securities subject to each outstanding award and the exercise price or grant price thereof, if applicable, shall be non-discretionary, and (ii) the Administrator shall make such equitable adjustments as it may deem appropriate to the aggregate number and kind of shares that may be issued under the 2015 Plan.
Forfeiture and Clawback Provisions
All awards (including any proceeds upon any receipt or exercise of any award or upon the receipt or resale of any shares underlying the award) shall be subject to the terms of applicable law that regulates executive remuneration and compensation from time to time and the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable award agreement.
Prohibition on Repricing
Other than in connection with a corporate event, the Administrator shall not, without the approval of the shareholders of the Company: (i) authorize the amendment of any outstanding option or SAR to reduce its price per share; or (ii) cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. Furthermore, except in connection with a corporate transaction involving the Company (including without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price per share of outstanding options or SARs or to cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price per share that is less than the exercise price per share of the original options or SARs without the approval of the shareholders of the Company.
Securities Registration
If the 2015 Plan Amendment is approved by the Company’s shareholders, LivaNova expects to file as soon as reasonably practicable after the AGM a Registration Statement on Form S-8 with the SEC to register the additional shares that will be issuable pursuant to the 2015 Plan.

US Federal Income Tax Consequences
The following is a brief summary of the principal US federal income tax consequences of the 2015 Plan for a participant who is a US tax resident under the provisions of the Internal Revenue Code, as currently in effect. The Internal Revenue Code and regulations are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income and other tax consequences. The specific tax consequences to a participant will depend upon a participant’s individual circumstances. The Program is not qualified under Section 401(a) of the Internal Revenue Code.
Options and SARs.   Options granted under the 2015 Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Internal Revenue Code, or nonqualified stock options, which are not intended to meet such requirements. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the participant (except possible alternative minimum tax upon an exercise) or a deduction to the Company. If: (i) the participant makes no disposition of the shares acquired pursuant to an incentive stock option within two (2) years from the date of grant or within one year from the exercise of the option; and (ii) at all times during the period beginning on the date of the grant of the option and ending on the day three months before the date of such exercise, the participant was an employee of either the Company or one of its subsidiaries, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction for federal income tax purposes. The grant of nonqualified stock options and SARs will not result in income taxable to the participant or provide a deduction to the Company. However, the exercise of a nonqualified stock option or SAR results in taxable income to the holder, and the Company is entitled to a corresponding tax deduction. At the time of the exercise of a nonqualified stock option, the participant will be taxed at ordinary income tax rates on the excess of the fair market value of the shares purchased over the option’s exercise price. At the time of the exercise of a SAR, the participant will be taxed at ordinary income tax rates on the amount of the cash, or the fair market value of the shares, received by the participant upon exercise.
Restricted Stock Awards.   A participant in the Program who is granted a restricted stock award will not be taxed upon the acquisition of such shares so long as the interest in such shares is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code. Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates on an amount equal to the then current fair market value of the shares. Any such awards that are not subject to a substantial risk of forfeiture will be taxed at the time of grant. The Company will be entitled to a corresponding deduction when the value of the award is included in the recipient’s taxable income, subject to the limits of Section 162(m) of the Internal Revenue Code. The basis of restricted shares held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be a long-term or short-term capital gain or loss, depending upon the length of time the shares are held. Pursuant to Section 83(b) of the Internal Revenue Code, a recipient of a restricted stock award may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted shares at the time of grant. If the Section 83(b) election is made, the basis of the shares acquired will be equal to the fair market value at the time of grant. If the Section 83(b) election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.
RSU.   A participant who is granted an RSU will not be taxed upon the grant of the award. Upon receipt of payment of cash or Ordinary Shares pursuant to an RSU, the participant will realize ordinary income in an amount equal to any cash received and the fair market value of any Ordinary Shares received, and, subject to the limits of Section 162(m) of the Internal Revenue Code, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.
Other Awards.   With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any Ordinary Shares or other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.
Dividend Equivalents.   A recipient of dividend equivalents generally will recognize ordinary income at the time the dividend equivalent is paid. The Company will be entitled to a corresponding deduction equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m) of the Internal Revenue Code.

Proposal No. 6 — Ordinary Resolution to Grant Authority to Allot Shares

The action requested in this proposal is required because the Company is incorporated in England and Wales and is subject to the Companies Act. For Companies subject to the Companies Act, unlike for companies incorporated in the US, the power to allot (or issue) shares is restricted in terms of number of shares that may be allotted and the time period during which they may be allotted.
Under the Companies Act, the directors may only allot shares in the Company or grant rights to subscribe for, or to convert any security, into shares in the Company if they are authorized to do so by the Company’s Articles of Association or by shareholder resolution. The requirement for such authorization to allot by the Company’s shareholders is an additional step not generally required when companies domiciled in the US are issuing securities. The directors believe that it is important for the Company to retain the flexibility to allot shares on an accelerated basis should the directors determine it is necessary or advisable and in the best interests of shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials to approve specific allotments of shares.
Therefore, the Company is now requesting that its Board have the authority to allot up to an aggregate nominal amount of £10,830,212, which is equivalent to approximately 20% of the Company’s existing issued share capital (excluding treasury shares). The authority sought under this resolution will, if granted, lapse at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which the resolution is passed, which is in line with the approach taken by public companies listed in the UK.
The Company sought and was granted a similar authority at the AGMs held in 2023.
The directors have no present intention to exercise the authority sought under this resolution, other than to satisfy options and other awards to the non-employee directors of the Company who are not covered by the 2022 Plan and may consider from time-to-time other compensation needs, refinancing opportunities or other market transactions depending on the needs of the Company and market conditions.
The approval of this resolution by the Company’s shareholders will not substitute for any approvals that may be required for a specific transaction under any applicable Nasdaq listing rules.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the grant of authority to allot shares.

Proposal No. 7 — Special Resolution to Grant Power to Disapply Pre-Emption Rights
This action, like the previous proposal, is required because the Company is incorporated in England and Wales. In this proposal, the Company is requesting that when the Board allots (issues) shares for cash up to an aggregate nominal amount of £10,830,212, which is equivalent to approximately 20% of the Company’s existing issued share capital (excluding treasury shares), it not be required to offer pre-emption rights to existing shareholders.
Vote Required:
This special resolution will be approved if there is an affirmative vote of at least 75% of the total votes cast on the resolution by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.

The authority sought under this resolution will, if granted, lapse at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which the resolution is passed, which is in line with the approach taken by public companies listed in the UK. This resolution, if passed, would give the directors the power to allot new equity securities or to sell treasury shares held by the Company for cash without first offering them to shareholders in proportion to their existing holdings, subject to the limits set forth above. Under the Companies Act, when an allotment of shares is for cash, the Company must first offer those shares on the same terms to existing shareholders of the Company on a pro-rata basis (commonly referred to as statutory pre-emption rights) unless these statutory pre-emption rights are disapplied by approval of the shareholders.
The requirement to first offer shares to existing shareholders is an additional step not generally required when companies domiciled in the United States are issuing securities. The directors believe that it is important for the Company to retain the flexibility to issue shares on an accelerated basis should the directors determine it is necessary or advisable and in the best interests of shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials to disapply pre-emption rights in connection with specific allotments of shares.
The Company sought and was granted a similar authority at the AGMs held in 2023.
The directors have no present intention to exercise the authority sought under this resolution, other than to satisfy options and other awards to the non-employee directors of the Company who are not covered by the 2022 Plan and may consider from time-to-time other compensation needs, refinancing opportunities or other market transactions depending on the needs of the Company and market conditions.
The approval of this resolution by the Company’s shareholders will not substitute for any approvals that may be required for a specific transaction under any applicable Nasdaq listing rules.
Board Recommendation: FOR the proposal to disapply pre-emption rights.

Proposal No. 8 — Advisory Vote to Approve the UK Directors’ Remuneration Report

The Board considers that appropriate remuneration of directors plays a vital part in helping the Company to achieve LivaNova’s overall objectives, and accordingly, and in compliance with the Companies Act, LivaNova is providing shareholders with the opportunity to vote on an advisory resolution approving the directors’ remuneration report included in the Company’s UK Annual Report. This proposal is similar to Proposal 2 regarding the compensation of LivaNova’s NEOs. However, the directors’ remuneration report is concerned solely with the remuneration of LivaNova’s executive and non-executive directors and is required under the Companies Act.
LivaNova encourages shareholders to read the directors’ remuneration report as set forth in the UK Annual Report and the directors’ remuneration policy approved by shareholders in 2022 (which governs the directors’ remuneration report included in the UK Annual Report). The Board and the CHCM Committee believe that the policies and procedures articulated in the directors’ remuneration report are effective in achieving LivaNova’s compensation objectives and serve to attract and retain highly qualified non-executive directors.
The directors’ remuneration report for 2023 and the names of directors whose remuneration is the object of this proposal are set out in the UK Annual Report. All UK incorporated companies that are “quoted companies” under the Companies Act are required to put their directors’ remuneration report to shareholders.

Vote Required:
This advisory vote will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
This vote is advisory only, pursuant to the Companies Act, and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. The resolution and vote are a means of providing shareholder feedback to the Board. The CHCM Committee will review and consider the outcome of the vote in connection with the ongoing review of LivaNova’s executive director and non-executive director compensation programs.
Board Recommendation:
FOR the approval of the 2023 UK directors’ remuneration report.

Proposal No. 9 — To Receive and Adopt the UK Annual Report and Accounts
The Board is required to present at the Annual Meeting of Shareholders the Company’s audited UK Annual Report for the year ended December 31, 2023. In accordance with its obligations under English law, the Company will provide shareholders at the AGM the opportunity to receive and adopt the UK Annual Report and ask any relevant and appropriate questions of the representative of PwC-UK in attendance at the AGM.
Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the receipt and adoption of the UK Annual Report.

Proposal No. 10 — Re-appointment of PwC-UK as the Company’s UK Statutory Auditor

Under the Companies Act, the Company is required to appoint the UK statutory auditor at each meeting at which the UK Annual Report and accounts are presented to shareholders, to hold office until the conclusion of the next such meeting.
PwC-UK has served as the Company’s UK statutory auditor since 2015.
The AC Committee has recommended to the Board the re-appointment of PwC-UK as the Company’s UK statutory auditor and has confirmed to the Board that its recommendation is free from third-party influence and that no restrictive contractual provisions have been imposed on the Company limiting the choice of auditor.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
If this ordinary resolution is not approved, the Board may appoint an auditor to fill the vacancy.
Board and Audit and Compliance Committee Recommendation:
FOR the re-appointment of PwC-UK as the Company’s UK statutory auditor under the Companies Act to hold office from the conclusion of the meeting until the conclusion of the 2025 AGM at which accounts are laid before the Company.

Proposal No. 11 — Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC-UK in its Capacity as UK Statutory Auditor
Under the Companies Act, the remuneration of LivaNova’s UK statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. LivaNova is asking its shareholders to authorize the Board and/or the AC Committee of the Company to determine the remuneration of PwC-UK in its capacity as the Company’s UK statutory auditor under the Companies Act.
Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the authorization of the Board and/or the AC Committee to determine the Company’s UK statutory auditor’s remuneration.

OTHER INFORMATION
Share Ownership Information
The following table sets forth, as of April 15, 2024, except where otherwise noted, certain information with respect to the amount of LivaNova’s Ordinary Shares beneficially owned by:
•
Each of LivaNova’s NEOs;

•
Each director;

•
All current executive officers and directors as a group; and

•
Each person known by the Company to own beneficially more than 5% of the outstanding Ordinary Shares.

LivaNova is not aware of any agreements among the Company’s shareholders that relate to voting or investment of LivaNova’s Ordinary Shares.
		Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Shares Owned	Shares Acquirable Within 60 Days	Total Beneficial Ownership	Percent of Class(2)
Named Executive Officers and Directors:
J. Christopher Barry	—	—	—	*
Francesco Bianchi	8,177	2,680	10,857	*
Marco Dolci	17,751	—	17,751	*
Trui Hebbelinck	13,779	—	13,779	*
Michael Hutchinson	2,286	—	2,286	*
William Kozy	27,462	—	27,462	*
Vladimir Makatsaria	—	—	—	*
Damien McDonald	4,234	—	4,234	*
Daniel Moore	27,534	2,680	30,214	*
Dr. Sharon O’Kane	8,074	2,680	10,754	*
Todd Schermerhorn	3,963	2,680	6,643	*
Stacy Enxing Seng	6,650	2,680	9,330	*
Alex Shvartsburg	17,823	1,576	19,399	*
Brooke Story	1,380	2,680	4,060	*
Peter Wilver	1,637	2,680	4,317	*
All current executive officers and directors as a group (14 persons)	128,327	20,336	148,663	*
5% Holders:(3)
BlackRock, Inc.(4)	7,415,557	—	7,415,557	13.69
155 East 52nd Street
New York, NY 10055
PRIMECAP Management Company(5)	5,791,280	—	5,791,280	10.69
177 E. Colorado Blvd., 11th Floor
Pasadena, CA 91105

*
Less than 1%

(1)
Beneficial ownership is determined in accordance with the SEC’s rules and regulations and generally includes voting or investment power with respect to securities. LivaNova Ordinary Shares subject to options and warrants currently exercisable, or exercisable within 60 days after April 15, 2024, are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such rights but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all Ordinary Shares shown as beneficially owned by them. The address for each executive officer and director of the Company is 20 Eastbourne Terrace London W2 6LG, United Kingdom.
(2)
Based on total shares outstanding of 54,151,062 as of April 15, 2024.

(3)
5% holders are as of December 31, 2023, as reported on Schedules 13G filed with the SEC.

(4)
The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2023, based on a Schedule 13G/A filed on January 23, 2024, by BlackRock, Inc. In such Schedule 13G/A, BlackRock, Inc. reported having sole voting power over 7,248,857 shares and sole dispositive power over 7,415,557 shares.

(5)
The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2023, based on a Schedule 13G/A filed on February 12, 2024, by PRIMECAP Management Company. In such Schedule 13G/A, PRIMECAP Management Company reported having sole voting power over 5,572,040 shares and sole dispositive power over 5,791,280 shares.

Equity Compensation Plan Information
The following table presents information as of December 31, 2023, regarding equity compensation plans applicable to LivaNova’s employees.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by security holders
LivaNova PLC Amended and Restated 2022 Incentive Award Plan and Sub-plan(1)	1,388,377	42.71	2,325,623
LivaNova PLC 2015 Incentive Award Plan and Sub-Plan(2)	2,507,054	70.47	12,098
Cyberonics Legacy Plans(3)	73,290	57.39	0
Total	2,954,302	62.40	2,337,721

(1)
The 2022 LivaNova Incentive Award Plan and the Sub-Plan were approved by LivaNova’s shareholders, effective on June 13, 2022 and was subsequently amended and restated on June 12 2023. Amounts represent the number of Ordinary Shares issuable upon the exercise or settlement of outstanding SARs (824,599) and RSUs (563,778), as granted under the LivaNova PLC Amended and Restated 2022 Incentive Award Plan as of December 31, 2023.

(2)
The LivaNova 2015 Incentive Award Plan and the Sub-Plan (the “2015 Plan”) were approved by LivaNova’s Board and the Company’s sole shareholder, effective on October 16, 2015. Amounts represent the number of Ordinary Shares issuable upon the exercise or settlement of outstanding SARs (2,056,413) and RSUs/PSUs 450,641, as granted under the 2015 Plan as of December 31, 2023. The 2022 amendment to the 2015 Plan reduced the share reserve under such plan to 50,000 shares and limited participation under such plan to non-employee directors.

(3)
The Cyberonics, Inc. Amended and Restated 1996 Stock Option Plan (“1996 Stock Plan”), the Cyberonics, Inc. Amended and Restated 1997 Stock Plan (“1997 Stock Plan”), the Cyberonics, Inc. 2005 Stock Plan (“2005 Stock Plan”) and the Cyberonics, Inc. 2009 Stock Plan (“2009 Stock Plan”) were approved by Cyberonics board and became effective in November 1996, November 2000, March 2005 and August 2009, respectively. Options granted under the 1996 Stock Plan (now expired), the 1997 Stock Plan (no longer available) and the 2005 Stock Plan (no longer available) generally vest ratably over four or five years following their date of grant. Option awards have a maximum term of 10 years from the grant date. In connection with the merger of Sorin and Cyberonics, on October 19, 2015, LivaNova assumed the 1996 Stock Plan, 1997 Stock Plan, 2005 Stock Plan and the 2009 Stock Plan and all outstanding Cyberonics stock options granted thereunder (0; 0; 0; and 149,135, respectively), were fully vested, canceled and converted into an option to purchase one Ordinary Share. The amount represents the number of Ordinary Shares that may be issuable upon exercise of the converted option awards as of December 31, 2023. Based on the unused share reserve of the assumed Cyberonics, Inc. 2009 Stock Plan, there remain zero Ordinary Shares available for issuance thereunder, as converted in connection with the above-described merger Transaction.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and greater-than-10% shareholders are also required by securities laws to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of Forms 3, 4, and 5 (including amendments to such forms) furnished to us during and with respect to the year ended December 31, 2023, no director, officer or beneficial owner of more than 10% of our ordinary shares failed to file on a timely basis reports required by Section 16(a) of the Exchange Act in the year ended December 31, 2023 with the exception of one late Form 4 filed on April 28, 2023 by Mr. McDonald reporting one transaction involving the sale of ordinary shares sold pursuant to a Rule 10b5-1 trading plan.
Shareholder Proposals for the 2025 AGM
Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be published by LivaNova in connection with LivaNova’s 2025 AGM must submit their proposals to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG by December 27, 2024. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in LivaNova’s proxy statement.
In accordance with LivaNova’s Articles of Association (“Articles”), and without prejudice to the rights of a shareholder of record under the Companies Act, in order to nominate a candidate for election as a director or properly bring business before the Company’s 2025 AGM, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s AGM, subject to certain exceptions. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s Articles (and not submitted pursuant to Rule 14a-8) must be received no earlier than February 11, 2025, and no later than March 13, 2025. The requirements for advance notice of shareholder proposals under LivaNova’s Articles do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. Shareholders are advised to review LivaNova’s Articles for further details on the requirements and procedures to submit shareholder proposals. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 14, 2025.
LivaNova reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8, the Company’s Articles or any other requirements, as applicable.
Under section 338 of the Companies Act, shareholders meeting the threshold requirements in that section may require that LivaNova includes a resolution in the Notice of AGM. Provided that the appropriate thresholds are met, notice of the resolution must be received by the Company at the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG at least six weeks prior to the date of the AGM or, if later, at the time notice of the AGM is delivered to shareholders.
Annual Reports and Proxy Materials
On April 26, 2024, LivaNova will begin mailing the Notice of Internet Availability of Proxy Materials (the “Notice”) and this proxy statement, the accompanying proxy card (as to CDIs as defined herein, a Form of Proxy), LivaNova’s UK Annual Report, and LivaNova’s US Annual Report on Form 10-K. Copies of these materials filed with the SEC may be accessed free of charge through the Company’s website (www.livanova.com). Requests for mailed copies of the US Annual Report and/or the UK Annual Report may also be submitted to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, United Kingdom (exhibits will be furnished upon payment of a nominal fee, which fee will be limited to the expenses LivaNova incurs in providing you with the requested exhibits). LivaNova’s US Annual Report on Form 10-K, including the exhibits thereto, is also available through the SEC’s website at www.sec.gov, as is this proxy statement, filed on Schedule DEF 14A.
Saving Resources: Householding and Electronic Communications
LivaNova is mindful that sending notices, documents, or information to shareholders by non-electronic means is costly to the Company in terms of administration, printing and postage costs and has a greater environmental impact than electronic communications. In some cases, duplicate materials going to the same address add to these costs. Both US securities laws and English company laws provide ways for LivaNova to cut costs and benefit the environment.
Householding of Proxy Materials
The SEC has adopted rules regarding delivery of proxy statements and annual reports to shareholders sharing the same address. LivaNova may satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of its shareholders who are not participating in electronic proxy material delivery. This delivery method, referred to as “householding,” results in significant cost savings for us. In order to take advantage of this opportunity, LivaNova has delivered only one proxy statement and annual report to multiple shareholders who share an address unless LivaNova has received contrary instructions from one or more of the shareholders. LivaNova will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered. If shareholders receive one set of materials due to householding, they may revoke their consent for future mailings at any time by contacting Computershare Inc., for registered holders, either by calling toll-free at 1-866-498-2549 or by writing to Computershare Inc. at P.O. Box 505008, Louisville, KY, USA 40233. Shareholders will be removed from the householding program within 30 days of their response, following which they will receive an individual copy of LivaNova’s proxy materials. If you are the beneficial owner, you will need to contact your broker, bank or other nominee to make such requests.
Shareholders can also opt-in to householding if they are currently receiving multiple sets of materials to the same address or change their previous elections by using the above contact information.
Internet Availability of Proxy Materials
Pursuant to rules adopted by the SEC, LivaNova is making this proxy statement available to LivaNova’s shareholders electronically via the internet. On April 26, 2024, LivaNova will mail the Notice to Shareholders of the Company’s Ordinary Shares at the close of business on the Record Date, other than those shareholders who previously requested electronic or paper delivery of communications from LivaNova. The Notice contains instructions on how to access an electronic copy of LivaNova’s proxy materials, including this proxy statement and LivaNova’s UK Annual Report and US Annual Report. The Notice also contains instructions on how to request a paper copy of the Company’s proxy materials. LivaNova believes that this process will allow the Company to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of the AGM.
Electronic Communications
Under English law, LivaNova has the authority to send notices, documents, or information to shareholders of record by electronic means. In conjunction with LivaNova registrars, Computershare Inc., starting in early 2018, LivaNova offered to the Company’s shareholders of record the option of receiving an email notification each time LivaNova publishes new shareholder documents on LivaNova’s website. Those shareholders who have supplied LivaNova with an email address will no longer receive copies of certain paper documents, such as LivaNova’s UK Annual Report and US Annual Report. Instead, they will receive an email containing links to the Company’s website where electronic copies of the documents can be viewed and downloaded. Others have opted to receive paper notices of documents available on LivaNova’s website, and those who did not respond to LivaNova’s letter will, by default, continue to receive notifications in the same way.
Expenses of Solicitation
This solicitation is made by the Company. LivaNova will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial holders. Directors, officers and employees of LivaNova and its subsidiaries may solicit proxies personally, telephonically, electronically or by other means of communication but will receive no additional compensation for such solicitation. LivaNova has engaged Alliance Advisors to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $15,000 in total.
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL GENERAL MEETING
What is a proxy statement and what is a proxy?
A proxy statement is a document that US securities law rules and regulations require us to give to you when we ask you to give a proxy designating individuals to vote on your behalf. A proxy is your legal designation to another person to vote shares that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or proxy card.
Why did I receive these proxy materials?
We have delivered or made available the Notice, this proxy statement, proxy cards, the UK Annual Report, and the US Annual Report of LivaNova (the “proxy materials”) to our shareholders of record and beneficial holders of our shares as of the Record Date, in connection with the solicitation of proxies for use at the AGM, or at any adjournment or postponement thereof.
In addition, we have provided brokers, dealers, bankers, voting trustees and their nominees, at our expense, with additional copies of the proxy materials so that our shareholders of record can, as needed, supply these materials to the beneficial owners of shares as of the Record Date.
Copies of the proxy materials have also been supplied, at our expense, to Computershare Investor Services PLC (the “Voting Agent”), acting as voting agent on behalf of the custodian, being CREST International Nominees Limited (“CREST Nominees”) as custodian for Euroclear UK & Ireland Ltd (“Euroclear”) as the depositary and issuer of the CREST Depository Interests (“CDIs”) to be supplied to the holders of CDIs.
What should I do if I receive more than one Notice, proxy card or Form of Proxy?
If you own some Ordinary Shares directly in your name as a registered holder and other Ordinary Shares as a beneficial owner holding through a broker, bank or other nominee, or if you own Ordinary Shares through more than one broker, bank or other nominee, you may receive multiple Notices and/or proxy cards. It is necessary for you to complete, sign and return all of the proxy cards included in the proxy materials you receive (or vote over the internet or by telephone for each card) and vote separately for each Notice you receive in order for all your shares to be voted.
What are the total voting rights in the Company?
As of April 15, 2024, there were 54,151,062 Ordinary Shares in issue and entitled to vote. Each Ordinary Share is entitled to one vote on each matter properly brought before the AGM.
Who is entitled to vote at the AGM?
Shareholders of record and beneficial holders as of the Record Date are entitled to attend (virtually) and vote at the AGM. Please note the following special cases:
•
Beneficial owners of Ordinary Shares as of the Record Date have the right to direct their broker or other agent on how to vote the Ordinary Shares in their account. They are also invited to attend the AGM. However, as beneficial owners are not shareholders of record of the relevant Ordinary Shares, they may not vote their Ordinary Shares at the AGM unless they request and obtain a legal proxy from their broker or agent, as discussed further below under “How do I vote if I am a beneficial owner?”

•
Any corporation that is a shareholder of record may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at the AGM and the person so authorized shall (on production of a certified copy of such resolution at the AGM) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of the Company, as discussed further below under “How do I vote if I am a shareholder of record?”

•
Holders of CDIs may instruct the Voting Agent on behalf of CREST Nominees, as custodian in the DTC clearance system for Euroclear, as the depository and issuer of the CDIs, as to how to exercise the votes attaching to the Ordinary Shares underlying such CDIs by voting through www.envisionreports.com/LIVN or returning a completed Form of Proxy to Computershare Investor Services Plc, acting as Voting Agent on behalf of CREST Nominees. Alternatively, holders of CDIs can vote using the CREST system. After the Voting Agent has received instructions on how to vote on the proposals from the holders of CDIs, it will complete an omnibus proxy card reflecting such instructions and send it to the transfer agent. For additional information, please see “How do I vote if I am a holder of CDIs?”

How is a quorum determined?
The presence of the holders of record of shares in the Company who together represent at least a majority of the voting rights of all the shareholders of record entitled to vote, present in person or by proxy, at the AGM is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for the purposes of determining a quorum at the AGM (but, as noted elsewhere in this proxy statement, will not be counted in the calculation of the proportion of votes cast “for” or “against” the resolution).
Who will count the votes?
Representatives of the Company’s transfer agent, Computershare, will serve as scrutineers of the poll, and will also serve as master tabulator.
Where can I find the voting results of the AGM?
The final voting results will be checked by the scrutineers and disclosed by way of an announcement via a Current Report on Form 8-K, which LivaNova is required to file with the SEC. The results of the polls taken on the resolutions at the AGM and any other information required by the Companies Act will be made available on our website (www.livanova.com) as soon as reasonably practicable after the AGM and for a period of two (2) years thereafter.
What is the difference between holding Ordinary Shares as a shareholder of record, or as a beneficial owner and holder of CDIs?
If a shareholder is registered on the register of members of the Company as holding Ordinary Shares, that shareholder is considered, with respect to those Ordinary Shares, the shareholder of record. As of April 15, 2024, the latest practicable date prior to publication of this proxy statement, our shareholders of record included Cede & Co., the nominee for the Depositary Trust Company (“DTC”), and 50 other shareholders of record.
In order to become a shareholder of record of Ordinary Shares, a beneficial owner must withdraw the relevant Ordinary Shares from the DTC system. Beneficial owners are reminded that any transfer of the Ordinary Shares out of the DTC system will generally be subject to UK stamp duty or stamp duty reserve tax. Beneficial owners are, therefore, strongly discouraged from withdrawing their Ordinary Shares from the DTC system.
If your Ordinary Shares are held for you in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank or other nominee through whom you hold the Ordinary Shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Ordinary Shares by following the instructions for voting on the proxy card.
In addition, in connection with the admission to trading of the Ordinary Shares on the London Stock Exchange, LivaNova entered into depositary arrangements to enable holders to settle interests in Ordinary Shares through the CREST system without the need for the underlying Ordinary Shares to be withdrawn from the DTC system. When trading in LivaNova’s Ordinary Shares on the London Stock Exchange was canceled, any holders of depositary interests who took no action to withdraw their interests from the depositary facility operated by Computershare Investor Services PLC by the date of termination of that facility had their interests replaced through CREST with CDIs. These CDIs represent underlying Ordinary Shares on a one-for-one basis.
How do I vote if I am a shareholder of record?
If you are a shareholder of record on the Record Date, you may vote your Ordinary Shares virtually at the AGM or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the AGM. You may appoint more than one proxy in relation to the AGM (provided that each proxy is appointed to exercise the rights attached to a different Ordinary Share(s)). Such proxy need not be a shareholder of record but must attend the AGM to represent you and must vote as you instruct for your vote to be counted.
You may appoint a proxy to vote on your behalf using one of the following methods:

•
By returning the proxy card, or other instrument appointing a proxy, completed in accordance with the instructions therein and signed to Proxy Services, c/o Computershare Investor Services, PO Box 505008, Louisville, KY, USA 40233;

•
By submission via the internet by going to envisionreports.com/LIVN and following the instructions provided;

•
By telephone, using the number shown on the Notice or proxy card; or

•
During the AGM, you may submit a ballot at www.meetnow.global/MS6WDW6. You will need to review the information included on your Notice or on your proxy card or in the instructions accompanying your proxy materials.

To be effective, the proxy appointment must be received by 3:00 pm British Summer Time on June 11, 2024.
Details of how to appoint the chair of the AGM, or another person, as your proxy are set out in the proxy card.
Please sign the proxy card exactly as your name appears on the card. If a shareholder of record is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and seniority shall be determined by the order in which the names of the holders stand in the register of members.
The return of a completed proxy card, or the submission of proxy instructions via the internet or by telephone, will not prevent a shareholder of record from attending (virtually) and voting at the AGM. If you have appointed a proxy and attend the AGM (virtually) and vote in person, your proxy appointment will automatically be terminated.
If you properly give instructions as to your proxy appointment by executing and returning a paper proxy card or through the internet or by telephone, and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions.
If you are a shareholder of record and you execute and return a proxy card, but do not give instructions, your proxy will be voted FOR each of the proposals.
If you have not received a proxy card and believe that you should have one, please contact your broker, bank or other nominee for more information.
How do I vote if I am a beneficial owner?
If you are a beneficial owner, you should follow the directions provided by your broker, bank or other nominee. You may submit instructions by telephone or through the internet to your broker, bank or other nominee, or request and return a paper proxy card to your broker, bank or other nominee.
If you are a beneficial owner and you wish to vote virtually at the AGM, you must obtain a legal proxy from your broker, bank or other nominee and register to attend the AGM following the instructions below. To register to attend the AGM virtually, you must submit proof of your proxy power (legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare Inc. Requests for registration should be directed to: Computershare Inc. LivaNova PLC Legal Proxy PO Box 43001 Providence, RI USA 02940-3001 or legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 pm (Eastern Standard Time) on June 7, 2024. You will receive confirmation of your registration by email after we receive your registration materials.
How do I vote if I am a holder of CDIs?
If you are a holder of CDIs, you should follow the instructions on the notice of meeting and vote your shares at envisionreports.com/LIVN. Alternatively, holders of CDIs may transmit voting instructions by utilizing the

CREST voting service in accordance with the procedures described in the CREST Manual (available via www.euroclear.com). To be effective, the CREST Voting Instruction must be transmitted so as to be received by the Voting Agent (ID: 3RA50) no later than 3:00 p.m. British Summer Time on June 5, 2024 (or, in the event of an adjourned meeting, four (4) business days before the adjourned meeting (excluding weekends and public holidays in the UK and the US)). If you are a holder of CDIs and you wish to vote in person at the AGM, please contact the Voting Agent, Computershare Investor Services PLC (contact details for whom are set in the Form of Proxy to be sent by Computershare Investor Services PLC to all holders of CDIs) to obtain a letter of representation to allow you to attend, speak at and vote at the AGM.
Can I change my vote or revoke my proxy?
If you are a shareholder of record, you can change how you wish to instruct the proxy to vote or revoke your proxy at any time before the AGM, by:
•
Delivering a valid, later-dated proxy card prior to the cut-off time for receipt of proxies, in which case your later-submitted proxy will be recorded, and your earlier proxy revoked. Any later-dated proxy card received after the relevant cut-off time will be disregarded;

•
Amending your internet or telephone proxy instruction prior to the cut-off time for receipt of proxies, whereby your original instruction will be superseded. Any amended proxy instruction received after the relevant cut-off time will be disregarded;

•
Sending written notice to the office of the Company Secretary at the Company’s registered office, which must be received at least 24 hours prior to the start of the AGM; or

•
Voting at the AGM.

If you are a beneficial owner of Ordinary Shares, you may submit new proxy appointment instructions by contacting your broker, bank or other nominee. You may also vote in person at the AGM if you obtain a legal proxy and register for the meeting.
If you are a CDI holder, you may submit a new Form of Proxy following the instructions previously set out, at any time prior to 3:00 p.m. British Summer Time on June 5, 2024.
All Ordinary Shares that have been properly voted and not revoked will be counted in the votes held on the resolutions proposed at the AGM. Attending the AGM without taking further action will not automatically revoke your prior proxy.
What are “routine” and “non-routine” matters and what are “broker non-votes”?
Under the rules and interpretations of the New York Stock Exchange (which apply to all US brokers pursuant to the rules of the SEC), “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested) and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The ratification of the selection of the independent registered public accounting firm for both the US and the UK, the authorization to grant authority to allot shares, the authorization to grant power to disapply pre-emption rights and the authorization of the remuneration of the UK auditor are generally considered to be “routine”; accordingly, these are the only proposals on which a bank, broker or other nominee can vote without instructions. All other proposals being considered at the AGM are considered to be non-routine matters. Brokers, banks and other nominees may not vote on your behalf on these matters unless you have provided instructions from you on how to vote your shares.
Brokers, banks or other nominees generally have discretionary voting power with respect to routine matters but not non-routine matters. If you own your Ordinary Shares through a bank, broker or other nominee and you do not provide them with specific voting instructions, the bank, broker or nominee will be permitted to vote only on routine matters and will submit a “broker non-vote” on non-routine matters.
Broker non-votes will be counted for the purpose of determining whether a quorum is present at the AGM.

What are the voting requirements to approve the resolutions?
In accordance with the Articles, all resolutions will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. Please see the discussion under each proposal for a detailed explanation of the voting requirement for each proposal.
You can vote “for” or “against” a resolution. Each of these votes will have legal effect under English law in that they count as votes cast. An abstention, indicated by electing “abstain” is not a vote under English law.
Why are you holding a virtual meeting instead of a physical meeting?
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with internet access.
How may I attend the AGM?
The AGM will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the AGM only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the AGM. No physical meeting will be held.
You will be able to attend the AGM online and submit your questions during the meeting by visiting www.meetnow.global/MS6WDW6. You also will be able to vote your shares online by attending the AGM by webcast.
To participate in the AGM, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 3:00 pm British Summer Time on June 11, 2024. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
How do I register to attend the AGM virtually on the internet?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the AGM. Please follow the instructions on the Notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must obtain a legal proxy from your intermediary and then register in advance to attend the AGM.
To register to attend the AGM, you must submit proof of your proxy power (legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare. Requests for registration must be labeled “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 6, 2024. Requests for registration should be directed as follows:
By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com By mail: Computershare LivaNova PLC Legal Proxy PO Box 43001 Providence, RI USA 02940-3001 You will receive a confirmation of your registration by email after we receive your registration materials.
If you are a holder of CDIs and would like to attend, speak and vote at the AGM, please contact the Voting Agent Computershare Investor Services PLC (contact details for whom are set out in the Form of Proxy to be sent by Computershare Investor Services PLC to all holders of CDIs) who will provide you with a letter of representation with respect to your CDI holding as at the Record Date that will enable you to attend, speak at and vote your underlying Ordinary Shares at the AGM on CREST Nominees’ behalf.

What if I have trouble accessing the AGM virtually?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call 1-888-724-2416.
May I ask questions at the AGM?
If you were a shareholder on the Record Date and have the right to attend the AGM, you may ask questions at the AGM. There will be a space to enter your questions online and, subject to meeting rules, a response will be provided verbally for all to hear. The Company also commits to posting answers to relevant questions presented at the AGM on the Investor page of our website, www.livanova.com, after the AGM.
Additional Information
For additional information, please contact company.secretariat@livanova.com.
Other Business
The Board is not aware of any business to be acted upon at the AGM other than that described in this proxy statement. If any other business comes before the AGM, the proxy holders (as indicated in the accompanying proxy card or cards) will vote their proxies according to their best judgment with respect to such matters.

APPENDIX A
Amendment No. 1 to the Amended and Restated LivaNova PLC 2022 Incentive Award Plan
WHEREAS, LivaNova PLC (the “Company”) maintains the Amended and Restated LivaNova PLC 2022 Incentive Award Plan (the “A&R 2022 Plan”);
WHEREAS, pursuant to Section 12.1 of the A&R 2022 Plan, the board of directors of the Company (the “Board”) is authorized to amend the A&R 2022 Plan;
WHEREAS, the Board has determined that the A&R 2022 Plan should be amended to increase the number of Shares which may be issued or transferred pursuant to Awards under the Plan;
NOW, THEREFORE, pursuant to Section 12.1 of the A&R 2022 Plan, subject to and conditional upon this amendment being approved by shareholders at the Company’s Annual General Meeting in 2024, the A&R 2022 Plan is hereby amended as follows:
1.
Section 3.1(a) of the A&R 2022 Plan is hereby amended to read in its entirety as follows:

“(a)   Subject to Sections 3.1(b) and 12.2, the maximum aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is: (i) 2,950,000 Shares pursuant to Options or Stock Appreciation Rights; and (ii) 2,000,000 Shares pursuant to Awards other than Options or Stock Appreciation Rights. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.”
2.
All other terms and conditions of the A&R 2022 Plan shall remain in full force and effect and shall not be amended pursuant to this amendment.

IN WITNESS WHEREOF, the undersigned hereby executes this amendment on behalf of the Company as of this 17th day of April, 2024.
LivaNova PLC
By:	/s/ Vladimir Makatsaria
	Name:	Vladimir Makatsaria
	Title:	Director and Chief Executive Officer

A-1

APPENDIX B
Amendment No. 2 to the LivaNova PLC 2015 Incentive Award Plan
WHEREAS, LivaNova PLC (the “Company”) maintains the LivaNova PLC 2015 Incentive Award Plan (as amended, the “2015 Plan”) for the purpose of granting equity awards to Non-Employee Directors (as defined in the 2015 Plan);
WHEREAS, pursuant to Section 13.1 of the 2015 Plan, the board of directors of the Company (the “Board”) is authorized to amend the 2015 Plan;
WHEREAS, the Board previously amended the 2015 Plan to, among other things, limit the number of Shares (as defined in the 2015 Plan) which may be issued or transferred pursuant to Awards (as defined in the 2015 Plan) granted on or after the Company’s Annual General Meeting in 2022 (the “2022 AGM”) to 50,000;
WHEREAS, the Board has determined that the 2015 Plan should be further amended to increase the number of Shares which may be issued or transferred pursuant to Awards granted on or after the 2022 AGM by an additional 100,000 Shares, such that an aggregate of 150,000 Shares may be issued or transferred pursuant to Awards granted on or after the 2024 AGM;
WHEREAS, the Board has determined that the 2015 Plan should be further amended to extend the term of the 2015 Plan, such that no Awards may be granted under the 2015 Plan after June 2034;
NOW, THEREFORE, BE IT RESOLVED, pursuant to Section 13.1 of the 2015 Plan, subject to and conditional upon this amendment being approved by shareholders at the Company’s Annual General Meeting in 2024, the 2015 Plan is hereby amended as follows:
1.
Section 3.1(a) of the 2015 Plan is hereby amended to read in its entirety as follows:

“(a)   Subject to Sections 3.1(b) and 13.2, the maximum aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 8,800,000; provided that no more than an aggregate of 150,000 Shares may be issued or transferred pursuant to Awards granted on or after the Company’s Annual General Meeting in 2024 (the “2024 AGM”). Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.”
2.
Section 13.1(c) of the 2015 Plan is hereby amended to read in its entirety as follows:

“(c)   No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after June 2034 (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement.”
All other terms and conditions of the 2015 Plan shall remain in full force and effect and shall not be amended pursuant to this amendment.
IN WITNESS WHEREOF, the undersigned hereby executes this amendment on behalf of the Company as of this 17th day of April 2024.
LivaNova PLC
By:	/s/ Vladimir Makatsaria
	Name:	Vladimir Makatsaria
	Title:	Director and Chief Executive Officer

B-1

LivaNova

Health innovation that matters

LivaNova PLC

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
+44 20 3325 0660

www.livanova.com

LivaNova Plc 20 Eastbourne Terrace London, W2 6LG United Kingdom T +44 203 325 0660 www.livanova.com

LivaNova VOTE

2024 Annual General Meeting Proxy Card

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
1.01	☐	☐	☐	1.08	☐	☐	☐	7.	☐	☐	☐
1.02	☐	☐	☐	1.09	☐	☐	☐	8.	☐	☐	☐
1.03	☐	☐	☐	2.	☐	☐	☐	9.	☐	☐	☐
1.04	☐	☐	☐	3.	☐	☐	☐	10.	☐	☐	☐
1.05	☐	☐	☐	4.	☐	☐	☐	11.	☐	☐	☐
1.06	☐	☐	☐	5.	☐	☐	☐				
1.07	☐	☐	☐	6.	☐	☐	☐				

1 U P X

03ZRMD

image imageimageimageimageimage2024 Annual General Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.imageimageimageimageimageimageimageimageimageimageimageq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qimageimageimageimageimageimageimageimageimageimageAProposals — The Board of Directors recommends a vote FOR all the nominees and FOR Proposals 2 – 11.ForAgainstAbstainForAgainstAbstainFor AgainstAbstain1.011.087.1.021.098.1.032.9.1.043.10.1.054.11.1.065.1.076.+03ZRMD1 U P X +

1.Ordinary Resolution: Election of Directors: 01 J. Christopher Barry02 Francesco Bianchi 03 Stacy Enxing Seng 04 William Kozy05 Vladimir Makatsaria 06 Dr. Sharon O’Kane 07 Todd Schermerhorn08Brooke Story09Peter Wilver2.Ordinary Resolution: To approve, on an advisory basis, the Company’s compensation of its named executive officers (“US Say-on-Pay”).3.Ordinary Resolution: To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC-US”), as the Company’s independent registered public accounting firm for 2024.4.Ordinary Resolution: To approve Amendment No. 1 to the Amended and Restated LivaNova PLC 2022 Incentive Award Plan.5.Ordinary Resolution: To approve Amendment No. 2 to the LivaNova PLC 2015 Incentive Award Plan.6.Ordinary Resolution: To generally and unconditionally authorize the directors, for the purposes of section 551 of the Companies Act 2006 (the “Companies Act”) to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £10,830,212, provided that:(A).(unless previously revoked, varied or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired; and(B)this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of thisresolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made under such authorities.7.Special Resolution: Subject to the passing of resolution 6 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 6, and/or to sell Ordinary Shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash up to an aggregate nominal amount of £10,830,212, provided that:(A)unless previously revoked, varied or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and(B)this power replaces (except for any power conferred by resolution 6) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered or agreed to be made under such powers.8.Ordinary Resolution: To approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report (the “UK Annual Report”) for the period ended December 31, 2023.9.Ordinary Resolution: To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2023, together with the reports of the directors and auditors thereon.10.Ordinary Resolution: To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC-UK”), as the Company’s UK statutory auditor for 2024.11.Ordinary Resolution: To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor.The 2024 Annual General Meeting for LivaNova PLC Shareholders will be held onJune 11, 2024, 3:00 pm British Summer Time/10:00 am Eastern Time, virtually via the Internet at meetnow.global/MS6WDW6.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.imageProxy — LivaNova PLC+q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qNotice of 2024 Annual General Meeting of ShareholdersProxy Solicited by Board of Directors for 2024 Annual General MeetingThe shareholder(s) hereby appoint(s) the duly appointed Chair of the 2024 Annual General Meeting of Shareholders of LivaNova PLC as proxy, with the power to appoint his/her substitute, and hereby authorize(s) such proxy to attend, speak and vote on their behalf, as designated on the reverse side of this ballot, and upon such other business as may properly come before the meeting, or any adjournment or postponement thereof, all of the Ordinary Shares that the shareholder(s) is/are entitled to vote at the 2024 Annual General Meeting of Shareholders of LivaNova PLC to be held at 3:00 pm BST on June 11, 2024 virtually via the internet at meetnow.global/MS6WDW6 and any adjournment or postponement thereof. By returning this card, the shareholder(s) acknowledge receipt of the proxy statement (including the notice of the annual general meeting of LivaNova PLC.) A shareholder may appoint a proxy of his or her choice, if a proxy other than the Chair is preferred, delete the words “the duly appointed Chair of the 2024 Annual General Meeting of the Shareholders of LivaNova PLC” above and insert the name of your proxy in the space provided below. A proxy need not be a member of the Company but should appear at the meeting to represent you. The shareholder(s) revoke(s) any previous proxy or proxies given for such shares. The shareholder(s) ratify(ies) and confirms any actions that the persons holding the shares, or their substitute, by virtue of this executed card taken in accordance with the proxy granted hereunder. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED “FOR” EVERY NOMINEE AND “FOR” PROPOSALS 2-11.Completion and return of a proxy card or submission of proxy instructions will not prevent a shareholder from attending the meeting and voting.To appoint more than one proxy, (an) additional proxy card(s) may be obtained from your bank, broker or other nominee. Please indicate next to the proxy holder’s name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instructions are one of the multiple instructions being given. All forms must be signed and returned together in the same envelope.You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This proxy, when properly executed, will be voted in the manner directed herein. The Board of Director’s recommends a vote “FOR” all nominees and “FOR” proposals 2-11.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.imageBAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below.(Items to be voted appear on reverse side)Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.imageSignature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.image image+